EXHIBIT 10.5


                                ZAP POWER SYSTEMS

                               FRANCHISE AGREEMENT







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                                ZAP POWER SYSTEMS

                               FRANCHISE AGREEMENT

                                TABLE OF CONTENTS


ARTICLE I
         GRANT OF FRANCHISE....................................................6
ARTICLE II
         TERM AND RENEWAL......................................................7
ARTICLE III
         FEES..................................................................9
ARTICLE IV
         SERVICES BY FRANCHISOR...............................................12
ARTICLE V
         LIMITATIONS OF THE FRANCHISE.........................................14
ARTICLE VI
         PROPRIETARY MARKS....................................................16
ARTICLE VII
         LEASE AGREEMENTS.....................................................20
ARTICLE VIII
         EQUIPMENT AND FURNISHINGS............................................22
ARTICLE IX
         TRAINING PROGRAM.....................................................22
ARTICLE X
         OPENING..............................................................23
ARTICLE XI
         OBLIGATIONS OF FRANCHISEE............................................24
ARTICLE XII
         ACCOUNTING AND RECORDS...............................................29
ARTICLE XIII
         CONFIDENTIAL POLICIES AND PROCEDURES MANUAL..........................31
ARTICLE XIV
         ADVERTISING AND PROMOTIONS...........................................32
ARTICLE XV
         RENOVATION OF OUTLET, EQUIPMENT AND FURNISHINGS......................36
ARTICLE XVI
         INSURANCE............................................................37
ARTICLE XVII
         RELATIONSHIP OF THE PARTIES: INDEMNIFICATION.........................39

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ARTICLE XVIII
         FORCE MAJEURE........................................................41
ARTICLE XIX
         DEFAULT AND TERMINATION..............................................41
ARTICLE XX
         RIGHTS AND DUTIES OF THE PARTIES UPON EXPIRATION OR TERMINATION......45
ARTICLE XXI
         COMMENCEMENT AND HOURS OF OPERATION..................................48
ARTICLE XXII
         TRANSFERABILITY OF INTEREST..........................................49
ARTICLE XXIII
         OPERATION IN THE EVENT OF ABSENCE OR DISABILITY......................55
ARTICLE XXIV
         RISK OF OPERATIONS...................................................56
ARTICLE XXV
         TAXES, PERMITS AND INDEBTEDNESS......................................56
ARTICLE XXVI
         NON-COMPETITION; CONFIDENTIALITY.....................................57
ARTICLE XXVII
         MODIFICATION OF THE AGREEMENT........................................58
ARTICLE XXVIII
         ENTIRE AGREEMENT.....................................................58
ARTICLE XXIX
         DISPUTE RESOLUTIONS..................................................58
ARTICLE XXX
         EFFECTIVE DATE.......................................................59
EXHIBIT A
         GEOGRAPHIC AREA......................................................60
EXHIBIT B
         OUTLET LOCATION......................................................61
EXHIBIT C
         AREA OF PRIMARY RESPONSIBILITY.......................................62
EXHIBIT D
         UNDERTAKING TO FIND SUITABLE LOCATION (180 DAYS).....................63
EXHIBIT E
         AGREEMENT AND CONDITIONAL ASSIGNMENT OF LEASE........................68
EXHIBIT F
         MINIMUM SALES QUOTA..................................................72

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                                ZAP POWER SYSTEMS
                               FRANCHISE AGREEMENT

THIS FRANCHISE AGREEMENT, ("Agreement") entered into this ____ day of _______19_, by and between ZAP Power Systems, a California Corporation doing business as ZAP Power Systems, having its principal place of business at 117 Morris Street, Sebastopol, California 95472 (hereinafter "ZAP" or "Franchisor") and ___________________________________________________________________residing at______________________________________________________________________________
__________________________________________________(hereinafter Franchisee).


         WHEREAS, Franchisor has spent time, effort and money in developing a business plan and method in connection with the operation of a retail electric vehicle outlet selling electric bicycle power kits, electric bicycles and tricycles, electric scooters and other low-power electric transportation vehicles ("Proprietary Products"), and other non-proprietary products, utilizing certain standards, specifications, methods, procedures, designs, techniques, management systems, identification schemes and proprietary marks, copyrights and information (collectively, the ASystem"); all of which may be changed, improved and further developed from time to time by Franchisor; and

         WHEREAS, the distinguishing characteristics of the System include, but are not limited to, the trade name and trademark "ZAP", a unique and readily recognizable design, color scheme and layout for the premises wherein such business  is  conducted;  furnishings,  signs,  emblems  and  the  trade  names, trademarks, copyrights, insignias, slogans, methods of preparation, and merchandising, the aforesaid Proprietary Products for utilizing certain standards, specifications, procedures, designs, management systems, techniques and identification schemes (the "Proprietary Rights"); all of which characteristics may be changed, revised, improved and further developed from time to time; and

         WHEREAS, the reputation and good will with the public with respect to the quality of products available for purchase from ZAP Electric Vehicle Outlets have been and continue to be of major benefit to Franchisor and its franchisees; and

         WHEREAS, Franchisee recognizes the benefits to be derived from being identified with and being a franchisee of ZAP Power Systems and being able to utilize the System and the Proprietary Rights which Franchisor makes available to its franchisees; and


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         WHEREAS,  Franchisee desires to own and operate a "ZAP Electric Vehicle
Outlet"  (hereinafter  "Outlet"  or  "Franchised   Business,"  at  the  location
described in Exhibit "A" hereof upon the terms and conditions set forth herein, which terms and conditions are reasonably necessary to maintain the Franchisor's high and uniform standards of quality and service and to protect the good will and enhance the public image of the System and the Proprietary Rights; and

         WHEREAS, if this Franchise Agreement is being executed pursuant to a Zone Development Agreement, then the location described in Article I of the Franchise Agreement is within the Development Area as that term is defined in the aforementioned Zone Development Agreement and has been accepted by Franchisor as a site for an Outlet pursuant to the Zone Development Agreement; and

         WHEREAS, Franchisee desires to obtain a franchise to use the System and the Proprietary Rights at the location described in Exhibit "A," pursuant to the provisions hereof, and Franchisee has had a full and adequate opportunity to be advised thoroughly of the terms and conditions of this Franchise Agreement by counsel of his/her own choosing and represents and warrants that he/she has the business experience and financial ability to operate an "ZAP Electric Vehicle Outlet."

         WHEREAS, Franchisee acknowledges that Franchisee has read this Agreement and Franchisor's Franchise Offering Prospectus and that Franchisee understands and accepts the terms, conditions and covenants contained in this Agreement as being reasonably necessary to maintain uniform high standards of quality at all Outlets and to protect the goodwill of the Proprietary Marks.

         WHEREAS, Franchisor expressly disclaims the making of any warranty or guarantee, expressed or implied, oral or written, regarding the potential revenues, profits or success of the business venture contemplated by this Agreement. Franchisee acknowledges that Franchisee has not received or relied upon any such warranty or guarantee.

         WHEREAS, Franchisee acknowledges that Franchisee has no knowledge of any representations by Franchisor, its officers, directors, shareholders or representatives about the franchise offered hereunder, about Franchisor or its franchising programs and policies that are contrary to the statements in Franchisor's Franchise Offering Prospectus or to the terms of this Agreement.

         WHEREAS,  Franchisee  acknowledges  that this Agreement places detailed
and  substantial   obligations  on  Franchisee  including  strict  adherence  to
Franchisor's reasonable

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present and future  requirements  regarding  facilities,  equipment,  suppliers,
operating  procedures,   management  methods,  merchandising  strategies,  sales
promotion programs and related matters. Franchisee acknowledges that future improvements, changes and developments in the System may require additional expense to be undertaken by Franchisee.

BEFORE SIGNING THIS AGREEMENT, FRANCHISEE SHOULD READ IT CAREFULLY WITH ASSISTANCE OF LEGAL COUNSEL.

         NOW, THEREFORE, in consideration of the foregoing and of the covenants herein contained, the parties intending to be bound legally, hereby agree as follows:

                                    ARTICLE I

                               GRANT OF FRANCHISE

         1.1 Franchisor hereby grants to Franchisee, upon the terms and conditions herein contained, the right and franchise, and Franchisee undertakes the obligation to operate a Outlet in conjunction with the Proprietary Rights and to use the System solely in connection therein. Franchisee shall locate the Outlet only at the location set forth in Exhibit "B" hereto. If, at the time of execution of this Agreement, a location of the Outlet has not been agreed to by the parties, then Franchisee shall execute Exhibit "D" hereof, which will obligate Franchisee to find a suitable location within one hundred and eighty
(180) days from the date of this Agreement. In the event however, that a location for the Outlet has been selected as of the date hereof, Franchisee must submit to Franchisor for its approval, which approval shall not be unreasonably withheld, the address of the location Franchisee wishes to use for the Outlet which shall be within the geographic area described in Exhibit "A" of this Agreement; and after Franchisor has approved the Outlet's location, a written description of such location shall be attached to this Agreement as Exhibit "B," and shall form a part hereof, and Franchisee shall deliver a form of lease for such location, which form shall contain the conditional lease assignment language set forth in Exhibit "E" hereof. Franchisee shall not relocate the Outlet without the prior written approval of the Franchisor, which approval may be reasonably withheld.

         1.2 During the term of this Agreement, the Franchisor agrees not to establish or operate a company-owned Outlet, nor will it grant a franchise to others to operate Outlets under the System at a location within the area described in Exhibit "C" hereto ("Area of Primary Responsibility" or "APR"). Except as specified in the preceding sentence, this franchise is nonexclusive.

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1.3  Franchisee  acknowledges  the  Franchisor's  right to develop,  operate and franchise other similar or different systems outside Franchisee's Area of Primary Responsibility, without offering same to Franchisee.

         1.4 Franchisee further acknowledges the right of Franchisor to sell or market the Proprietary Products on a wholesale basis to other franchisees of Franchisor, bicycle dealers, utility companies, institutions, and in other distribution channels and to commence selling and marketing the Proprietary Products on a wholesale basis to franchisees of Franchisor, bicycle dealers, and to institutions outside Franchisee's Area of Primary Responsibility, under the Proprietary Marks outside the Area of Primary Responsibility and under a different name within Franchisee's Area of Primary Responsibility. However, nothing contained herein shall preclude or prevent Franchisee from selling the Proprietary Products on a wholesale basis within his or her APR.

         1.5 This Agreement is not a development agreement and does not grant to Franchisee any development rights within the area described in Exhibit "A" hereto, except for his/her particular Outlet.

         1.6 Franchisee accepts the franchise set forth above and agrees to undertake the obligation to operate the Outlet in conformity with the System and under the conditions set forth in this Agreement for the entire term, subject to its termination provisions.

                                   ARTICLE II

                                TERM AND RENEWAL

         2.1 Unless sooner terminated as hereinafter provided, this Agreement shall expire one (1) year from the date Outlet opened for business. The term will automatically renew for one year if Franchisee meets the Minimum Sales Quotas (the "Minimum Sales Quotas") as set forth in Exhibit F. In the event Franchisee fails to meet the Minimum Sales Quotas, this Agreement shall expire as provided herein unless renewed by Franchisor in its sole discretion.

         2.2 Franchisee may, but shall have no obligation to, renew the franchise to own and operate the Outlet and the right to use the System and the Proprietary Rights at the Outlet for successive terms of one year, provided that prior to the expiration of the initial term and each successor term, the following conditions are first met:


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                  A. Franchisee gives  Franchisor  written notice of election to renew not less than twelve (12) months, nor more than eighteen (18) months, prior to the end of the initial term and each successive term thereafter.

                  B. Franchisee is not, when notice is given, in default of any provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee and Franchisor, including any other Franchise Agreement, lease or sublease and has substantially complied with the terms and, conditions of all such agreements during the term of this Agreement, and has not failed to remedy any breach specified by Franchisor in any default notice then outstanding.

                  C. All monetary obligations owed by Franchisee to Franchisor, its subsidiaries or affiliates, the advertising fund, as hereinafter defined, have been satisfied prior to renewal and paid when due throughout the initial and all prior renewal terms of this Agreement.

                  D. Franchisee executes, within thirty (30) days of receipt, the Franchisor's standard form of Franchise Agreement being executed by other franchisees renewing their franchises on the renewal date, which may contain certain terms and conditions substantially different from those set forth herein, including, without limitation, a different continuing weekly service fee and different advertising expenditure requirements (and new methods computing same) and different fees for Proprietary Products.

                  E. Franchisee executes, within thirty (30) days of receipt, a general release under seal, in a form satisfactory to Franchisor, of any and all claims it may have against Franchisor and its officers, directors, shareholders and employees, in their corporate and individual capacities, including without limitation, all claims arising under any federal, state or local law, rule or ordinance, provided however, that all Rights enjoyed by the Franchisee and any causes of action arising in favor from the provisions of the Franchise Investment Law of the State of California and the regulations issued thereunder shall remain in force; it being the intent of this proviso to the nonwaiver provisions.

                  F.  Franchisee  and any other  person who has an  interest  in
Franchisee (if Franchisee is a group of individuals or a corporation, partnership, unincorporated association or similar entity) attends and satisfactorily completes such retraining or refresher training program as Franchisor may require, in its sole discretion, at such time and place, prior to expiration of this Agreement, as Franchisor may reasonably designate.


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                  G.   Franchisee   provides   Franchisor   with  evidence  that
Franchisee has the right to remain in possession of the location of the Outlet or other premises acceptable to Franchisor for the new term.

                  H. Franchisee performs, at its own expense, such remodeling, repairs, replacements and redecorating as Franchisor may reasonably require to cause the Outlet equipment, fixtures, furnishings and furniture to conform to the plans and specifications being used for new or remodeled Outlet as of the renewal date however, same shall be reasonable and will not place a significant economic burden on the Franchisee.

         2.3 Renewal of the Franchise Agreement shall be conditioned upon Franchisee's compliance with such requirements and continued compliance with all the terms and conditions of the Franchise Agreement up to the date of renewal. If Franchisor decides not to renew, it shall give Franchisee written notice thereof as soon as reasonably practical under the circumstances, but in any event not less than thirty (30) days prior to expiration. Such notice shall specify the reasons for non-renewal. Under such circumstances, Franchisee may request extension of the term for a reasonable period of time not to exceed six
(6) months during which period Franchisee may pursue the sale of its business as a franchised Outlet. Franchisor shall grant such extension so long as Franchisee exercises best efforts to sell and complies with the Franchise Agreement.

                                   ARTICLE III

                                      FEES

         3.1 In consideration of the franchise granted herein, Franchisee shall pay to Franchisor the following fees once Franchisor has fulfilled and performed all of its initial obligations to Franchisee:

                  A. Upon the opening of the Franchisee=s unit, Franchisee shall pay to the Franchisor the initial franchise fee of twelve thousand five hundred dollars ($12,500), which shall be paid upon execution of this Agreement and which shall be deemed fully earned and non-refundable upon receipt thereof and which shall be in consideration of expenses incurred by Franchisor in furnishing assistance and services to Franchisee and for Franchisor's lost or deferred opportunity to grant franchises to others within Franchisee's designated exclusive area.

                  B. During the term of this Agreement, if Franchisor so elects at its sole discretion to stop selling Proprietary Products then Franchisee agrees to pay to Franchisor a "Continuing Monthly Service Fee" of two percent (2%) of gross sales ("CMSF") on all

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sales generated by, from or through the Outlet during each month. The CMSF shall be payable from the date the Outlet is opened or upon the election of Franchisor to stop selling Proprietary Products, whichever last occurs. Such CMSF shall be based upon the gross sales of the Outlet during each month of operation. Payment of the CMSF shall be made by the fifth day of the following month.

                  C. On the fifth day following each reporting month, Franchisee shall report to Franchisor by facsimile transmission a true and correct statement of Franchisee's total gross receipts (as defined below) for the reporting week. Further, on or before the fifth day following each reporting month, Franchisee will submit to Franchisor on a form approved by Franchisor, a correct statement, signed by Franchisee of Franchisee's total gross receipts for the previous month. Franchisee will make available for reasonable inspection and copying at reasonable times by Franchisor, all original books and records that Franchisor may deem necessary to ascertain Franchisee's total gross receipts.

                  D. Franchisee shall give Franchisor authorization (in the form attached at Exhibit C or such other form as Franchisor shall accept) for prearranged payments (debits) from Franchisee's business operating account. Under this procedure, Franchisee shall authorize Franchisor to initiate debit entries and/or credit correction entries to a designated checking or savings account for the monthly payment of CMSF and Advertising Fees payable hereunder and any delinquent charges due thereon. Franchisee shall make the funds available for withdrawal by electronic transfer by Franchisor no later than the fifth day of the following month. The electronic transfer debit shall be based on the monthly total gross receipts orally reported to Franchisor by Franchisee on such day as required above. In the event that for any reporting month Franchisee has not electronically faxed reported total gross receipts to Franchisor, then Franchisor shall be authorized to debit Franchisee's account in an amount equal to the fees debited to Franchisee's account for the previous reporting month for which a report of Franchisee's total gross receipts was provided to Franchisor as required hereunder.

                  E. If, following Franchisor's receipt of any written monthly gross receipts report, such report discloses an underpayment of CMSF or Advertising Fees, Franchisor shall be authorized to initiate a debit to Franchisee's account in the appropriate amount in accordance with the foregoing procedure. Any overpayment shall be credited to Franchisee's account.

         3.2 Franchisee shall pay to the Franchisor's Advertising Fund the amount required to be paid pursuant to Article XIV hereof.


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         3.3 As used in this  Agreement,  the term "gross  sales" shall mean the amount of sales of all electric vehicles and parts, merchandise, services and Proprietary Products sold in, on, about or from the Outlet by Franchisee, whether for cash, cash equivalents, redeemed gift certificates, check, charge account, credit or time basis, including but not limited to such sales and services:

                  (i) Where orders originate and/or are accepted by Franchisee in the Outlet, but delivery or performance thereof is made from or at any place other than the Outlet;

                  (ii) Pursuant to telephone or other similar orders received or filled at or in the Outlet; or

         There shall be deductible from gross sales:

                  (i) The amount of over-rings, refunds, allowances or discounts to customers (including coupon sales), provided they have been included in gross sales;

                  (ii) The amount of an excise or sales tax levied upon retail sales and payable over to the appropriate government authority; and

                  (iii) Isolated sales of non-inventory items or the bulk sale of the business itself, if the same have been included in gross sales.

         3.4 In addition to any other remedies Franchisor may have, if Franchisee is more than three (3) days late making any of the payments referenced in this Article III, an annual interest rate of eighteen percent (18%), shall be payable on the unpaid CMSF from the date such payment was due.

         Franchisee acknowledges that this paragraph shall not constitute agreement by Franchisor or its affiliates to accept such payments after same are due or a commitment by Franchisor to extend credit to, or otherwise finance Franchisee's operation hereunder. The foregoing remedy shall be in addition to any other remedy Franchisor may have, including termination of this Agreement.

         3.5 Notwithstanding any designation by Franchisee, Franchisor shall have the sole discretion to apply any payments by Franchisee to any past due indebtedness of Franchisee for CMSF, advertising fees, purchases from Franchisor and or Franchisor's Proprietary Suppliers.


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                                   ARTICLE IV

                             SERVICES BY FRANCHISOR

         4.1 Franchisor or its designated Zone Development Agent agrees to use its best efforts to maintain the excellent reputation of all Outlets and, in connection therewith, to make available to Franchisee the following:

                  A. Such standard prototypical construction plans, specifications and layouts for the leasehold improvements, equipment, furniture, decor and signs identified with Outlets as Franchisor makes available to all new franchisees from time to time.

                  B. Review of Franchisee's site proposal and approve or disapprove same, review the lease and approve and disapprove same, review Franchisee's site plans and final construction plans and specifications of the System upon Franchisor's receipt of Franchisee's written request for approval thereof.

                  C. Initial training in the System, including standards, methods, procedures and techniques, at such times and places as Franchisor may designate for its training program in its discretion and subject to Article IX hereof.

                  D.  Such  opening  assistance  from  Franchisor's   personnel,
including  planning  and  developing  opening  and  promotional   programs,   as
Franchisor determines is necessary or appropriate.

                  E. The use of Franchisor's confidential standard business policies and operations manuals (here collectively called the "Manual") and training aids as may be revised, updated or replaced from time to time by Franchisor.

                  F. Such special parts, techniques, assembly instructions, new products and other merchandising, new services, standardized cost and portion control system, marketing and other data and advice as may from time to time be developed by Franchisor and deemed by it to be helpful in the operation of the Outlet by Franchisee.

                  G. Such periodic individual or group advice, consultation and assistance, rendered by telephone, or by newsletter or bulletins made available from time to time to all franchisees of Franchisor, as Franchisor may, from time to time deem necessary or appropriate, in its discretion.


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                  H. Such  bulletins,  brochures and reports as may from time to time be published by Franchisor in its discretion regarding its plans, policies, research, developments and activities.

                  I. Such other resources and assistance as may hereafter be developed and offered from time to time by Franchisor to its franchisees.

                  J. The Franchisor may provide Franchisee with advertising, marketing and other promotional materials created and developed by Franchisor for Franchisee's use at cost, and guidance and advice regarding local advertising and promotion for the grand opening of the Outlet.

                  K. The Franchisor shall inspect, from time to time, Franchisee's Outlet in order to evaluate the proper execution of the System, and confer with Franchisee and Franchisee's employees in connection therewith in order to assist in the proper business operation of Franchisee's Outlet, and to insure Franchisee's compliance with this Agreement and with the System. The Franchisor, at its discretion, shall have the right to make inspections at such times and frequencies during normal business hours, without prior notice to Franchisee.

                  L. The Franchisor shall use its best efforts to require maintenance of high and uniform standards in the execution of the System at all Outlets utilizing the System, thus protecting and enhancing the reputation of the Proprietary Rights.

                  M. The Franchisor, in order to insure that the distinguishing characteristics of the System are uniformly maintained, Franchisor may establish, from time to time, reasonable standards for the Proprietary Products, equipment, commodities and supplies and for the use of same by Franchisee in the execution of the System.

         4.2 The Franchisor or its designee shall sell to Franchisee all of his/her requirements of the Proprietary Products as is set forth herein, unless prevented from so doing by Force Majeure, governmental restrictions, labor disputes, inability to obtain supplies, or similar contingency. Under no circumstances however, will the Franchisor be responsible or liable for any consequential damages which Franchisee may incur as a result of the occurrence of any of the aforesaid incidents.

         4.3 The Franchisor or its designee shall offer for sale to Franchisee many non-Proprietary Products which Franchisee offers to the public. These products may include electric motors and electric motor kits which are commercially prepared by large manufacturers.


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                                    ARTICLE V

                          LIMITATIONS OF THE FRANCHISE

         5. 1 Franchisee understands and acknowledges and agrees that every detail of the System is important to the Franchisor and its other franchisees. Therefore in order to develop and maintain uniformly high standards to increase the demand for the Proprietary Products and to protect the reputation and good will of the Franchisor, Franchisee agrees that:

                  A. The Franchisee's use of the System and Proprietary Rights granted hereunder are personal to Franchisee and cannot be sold, assigned or transferred, in whole or in part, except as set forth in Article XV hereof.

                  B. Franchisee  acknowledges that he/she has had no part in the creation or development of Franchisor's trademarks, service marks and trade names and that Franchisor owns the exclusive worldwide license of the Proprietary Rights and of the identification schemes, standards, specifications, operating procedures and other concepts embodied in the System. Franchisee will use the System and the Proprietary Rights strictly in accordance with the terms of this Agreement, and any unauthorized use of the System and the Proprietary Rights is and shall be deemed an infringement of Franchisor's rights as set forth hereunder. Except as expressly provided by this Agreement, and any other Franchise Agreements, Franchisee shall acquire no right, title or interest to the System, or the Proprietary Rights, or any and all good will associated with the System, and the Proprietary Rights shall inure exclusively to Franchisor's benefit; and upon the expiration or termination of this Agreement, no monetary amount shall be assigned as attributable to any good will associated with Franchisee's use of the System and the Proprietary Rights. Franchisee will, at no time, take any action whatsoever to question or contest the validity, right, title or interest of Franchisor as to the Proprietary Rights and the good will associated therewith.

                  C. Franchisee shall have no right to use the words "ZAP" in his/her corporate or partnership name or other names. Upon termination of the Franchise Agreement, Franchise shall discontinue all usage in any manner of the words "ZAP" and any and all trademarks, service marks or Proprietary Rights.

                  D. All materials loaned or made available to the Franchisee and all disclosures not made to the general public are considered trade secrets and shall be kept confidential and used only in connection with the operation of the Outlet. The Manual and other confidential materials may not be duplicated, copied or exhibited, except with the prior written consent of Franchisor.

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

                  E. Except as provided in Article I hereof, the franchise and Proprietary Rights granted hereunder are nonexclusive and Franchisor retains the right, in its sole discretion:

                          (i) To continue to franchise and operate other Outlets
and to use the System and the Proprietary Rights at any location outside the APR, and to license others to do so;

                          (ii) To develop,  use and  franchise the rights to any
trade names, trademarks, service marks, trade symbols, emblems, signs, slogans, insignias, patents or copyrights not designed by Franchisor as Proprietary Rights, for use with similar or different products or services other than in connection with the System at any location, on such terms and conditions as Franchisor may deem advisable and without granting Franchisee any rights herein;

                          (iii) To develop, merchandise, sell and license others
to sell the Proprietary Products and other products, including clothing, to the public through non-retail channels of distribution in the Development Area, if an Area Development Agreement is in effect, and APR and to use the Proprietary Rights in connection therewith; and

                          (iv) To  promote or  conduct  special  sales at fairs,
charity events, athletic contests or other special events through mobile units or temporary locations within the Development Area if an Area Development Agreement is in effect and the APR; provided however, that the opportunity to conduct each special sale shall first be offered to Franchisee on such terms and conditions as Franchisor, in its sole discretion, shall specify.

                  F. Franchisee shall not conduct any special sale at a fair, charity event, athletic contest or special event through mobile units or temporary locations or sell any Proprietary Products at any location, temporary or permanent, other than at the Outlet, without the prior written consent of Franchisor.

                  G. Franchisor has the right to determine, approve and supervise the quality of service, the tools and equipment used by Franchisee and the method of assembly of all products sold from the Outlet; to conduct periodic inspections of the Outlet and the equipment, furnishings and products therein, without notice, during normal business hours, to examine the electric vehicles assembled, offered for sale and sold by Franchisee and to take all action it deems necessary to maintain the quality and standards of the Proprietary Products, the Outlet, Proprietary Rights, and Proprietary Marks.

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

                  H. Franchisee, or at least one person executing this Agreement, shall participate personally in the direct day to day operations of the Outlet and shall carefully monitor the performance of any person who is actively in involved in the operation of the Outlet

                  I. Any disputes between Franchisee and Franchisor as to matters such as merchandising, production distribution, promotions, advertising, sales and general business policies which may have an effect on the reputation or goodwill of Franchisor shall be resolved as determined in the reasonable discretion of Franchisor.

                  J. Because complete and detailed uniformity under many varying conditions may not be possible or practical, Franchisor specifically reserves the right and privilege, in its reasonable discretion and as it may be deemed to be in the best interest of all franchisees and the System in any specific instance, to reasonably vary the standard specifications and practices for any franchisee based upon the peculiarities of a particular site or circumstance, density of population, business potential, population of trade area, existing business practices or any other condition which Franchisor deems to be of importance to the successful operation of such franchisee's business. Franchisee shall have no recourse against Franchisor on account of any variation from standard specifications and practices granted to any of the franchisees and shall not be entitled to require Franchisor to grant to Franchisee a like or similar variation.

                  K. In all public records in its relationship with other persons, in any document, and at the Outlet, Franchisee shall indicate clearly that Franchisee is an authorized Franchisee and of the independent ownership of Franchisee=s business and that the operations of said business are separate and distinct from the operation of the Franchise.

         5.2 Franchisee shall use his/her Outlet for the exclusive conduct of the business franchised hereunder, and a material deviation therefrom, without the Franchisor's prior written approval, shall constitute a material breach of this Agreement, and any renewal thereof.

                                   ARTICLE VI

                                PROPRIETARY MARKS

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

         6.1 When used in this Agreement, "Proprietary Marks" mean trademark, service mark or other word, system device or any combination thereof, used to identify "ZAP" and the Proprietary Products.

         6.2 Franchisee is hereby granted the nonexclusive right to use "ZAP" Proprietary Marks, good and trade secrets in the operation of the Outlet only at the location specified in Article I hereof. Nothing in this Agreement shall be construed as authorizing or permitting their use at any other location or for any other purposes.

         6.3 Franchisee acknowledges that the ownership of all of the Proprietary Marks, goodwill and trade secrets remain solely with Franchisor and that Franchise shall not register or attempt to register the Proprietary Marks or to assert any rights in them other than as specifically granted in this Agreement, or claim any right, title or interest therein nor shall Franchisee contest the validation or ownership of the Proprietary Marks.

         6.4 At the Franchisor's request, Franchisee shall assign, transfer and convey to the Franchisor, in writing, additional rights, if any, that may be acquired by Franchisee as a result of his use of Proprietary Marks during the term of this Agreement.

         6.5 The Franchisor reserves the right to approve within fourteen (14) days of submission, all signs, memos, stationery, business cards, advertising material, forms and all other objects and supplies using the Proprietary Marks. All advertising, publicity, point of sale materials, signs, decorations, furnishings, equipment, or other materials employing the word "ZAP" shall be designed and prepared in accordance with this Agreement and/or any manuals, directives or memos, and Franchisee shall obtain the Franchisor's approval prior to such use, which approval shall not be unreasonably withheld or delayed.

         6.6 If at any time and in its sole discretion, Franchisor modifies, discontinues or adopts new Proprietary Marks, or elects to substitute or add trade names, trademarks or service marks, Franchisee shall adopt, use and display such Proprietary Marks and he/she shall promptly discontinue use and display of the outmoded or superseded marks, at Franchisor's sole cost and expense.

         6.7 Franchisee shall immediately, i.e., within three (3) business days, notify the Franchisor of any claim, demand, or suit based upon or arising from the unauthorized use of, or any attempt by any other person, firm, or corporation to use, withhold authorization, or any infringement of or challenge to, any of, the Franchisor's Proprietary Marks, or any other litigation instituted by any person, firm, corporation or governmental entity against Franchise, regardless of the nature of same.

         6.8 At its own expense, the Franchisor shall undertake the defense or prosecution of any litigation which relates to the use of any of the Proprietary Marks or that, in the Franchisor's judgment, may affect the goodwill of the System; and the Franchisor may, in such circumstances undertake any other action which it deems appropriate. The Franchisor shall have sole and complete discretion in the conduct of any defense, prosecution or other action which it undertakes. Franchisee shall be required to execute and convey any and all documents and perform those acts which, in the opinion of the Franchisor, are reasonably necessary for the defense or prosecution of the litigation or for such other action as may be undertaken by the Franchisor.

         6.9 In order to develop and maintain high uniform standards of quality and service and to protect the reputation and goodwill of the Franchisor, Franchisee agrees to do business and conduct advertising using only the name "ZAP Electric Vehicle Outlet". Franchisee shall not do business or advertise using any other name. Franchisee is not authorized to, nor shall he/she use the word "ZAP" as a part of the legal name of any corporation, partnership, proprietorship or other business entity to which Franchisee is associated, or with a bank account, trade account or in any legal or financial connection.

         6.10 Franchisee shall be required to affix the (R)sm symbol upon all advertising, publicity, signs, decorations, furnishings, equipment or other printed or graphic material employing the word "ZAP" and/or any other of the Proprietary Marks.

         6.11 Franchisee acknowledges that he/she does not have any right to deny the use of the Proprietary Marks to any other ZAP Electric Vehicle Outlet franchisees. In consideration therefore, Franchisee shall execute all documents and take such action as may be requested to allow other franchisees to have full use of the Proprietary Marks.

         6.12 If, during the term of this Agreement, there is a claim or assertion of a prior use of the trademarks in "ZAP" or any other of the Proprietary Marks in the area in which Franchisee is doing business or in another area or areas, Franchisee, upon notice from Franchisor, shall so use the Proprietary Marks in such a way and at the Franchisor's discretion to avoid or alleviate such conflict.

         6.13 In order to make certain that the products and services offered under the Proprietary Marks meet the quality and performance standards set by Franchisor, Franchisor and its agents shall at all reasonable times have the right:

                  (i) to enter and inspect the Outlet and observe the manner in which Franchisee is selling his/her products and rendering his/her services;

                  (ii) to confer with Franchisee's employees and customers; and

                  (iii) to select electric vehicles and supplies for test and evaluation purposes.

                                   ARTICLE VII

                                LEASE AGREEMENTS

         7.1 The approval of any particular location by Franchisor pursuant to the terms of this Agreement is subject to Franchisee executing Conditional Assignment of Lease Agreement which is annexed hereto as Exhibit "E." No warranty or representation as to the availability of the location, potential for success or any other representations are to be implied by said approval on behalf of Franchisor or upon actually leasing said premises then subleasing same back to Franchisee. It shall be the Franchisee's sole obligation to obtain a suitable location for the Outlet within one hundred and eighty (180) days from the date hereof. Approval by Franchisor only signifies its bona fide belief that the site meets the minimum site criteria set by Franchisor. It is the sole responsibility of Franchisee to undertake site selection activities, to investigate all applicable zoning, licensing, leasing and other requirements for a proposed site, to insure that the site selected complies with all such requirements and to otherwise secure premises for the establishment and operation of the Outlet. The failure to find such location shall provide the Franchisor with the right, but not the duty, to terminate this Agreement.

         7.2 The lease or sublease shall be specifically for the operation of a ZAP Electric Vehicle Outlet, which lease shall provide upon termination or expiration of this Agreement for any reasons, Franchisor shall have the right, but not the obligation, in its sole discretion, to assume Franchisee's status and replace Franchisee as lessee and Franchisee shall, upon exercise of that right by Franchisor, be fully released and discharged from all liability for rent and all other future liability under such lease (though not from any liability for unpaid rent and any then existing liabilities under said lease to which Franchisor shall have no responsibility or obligation).

         7.3 Except as otherwise provided in this Agreement, Franchisee will not assign, transfer lease or rent any portion of the premises containing the Outlet without the prior written approval of Franchisor, which approval may not be unreasonably withheld.

         7.4 In the event Franchisee's lease for the Outlet is terminated or expires and cannot be renewed during the initial or any renewal terms of the Franchise, Franchisee may apply for the right to relocate the Outlet, which application shall not be unreasonably denied provided that:

                  A. Franchisee is not in default of any of the material provisions of this Agreement or any successor hereto; and

                  B. Franchisee=s proposed new location is approved in writing by Franchisor as satisfying its then current procedures and criteria for site approval, which approval may not be unreasonably withheld.

         7.5 Subject to the existence of other Outlets including those not yet established but under agreement, upon any such relocation, Franchisee's APR shall be established according to the provisions hereof or as the parties otherwise may agree upon in writing.

         7.6 Franchisee's execution of a lease or sublease for a site for his/her Outlet shall constitute approval by Franchisee of such site and location of the terms of such lease or sublease and shall be deemed to be a waiver of any claim or rights against Franchisor relating to the choice of such site and location or the terms of such lease or sublease.

         7.7 Franchisee shall not execute any documents of purchase, lease or sublease for any such location without the prior written approval of Franchisor as to the location and terms of sale in the event of purchase, or as to the location or terms of the lease or sublease, which approval may not be unreasonable withheld.

         7.8 Franchisee agrees to pursue diligently the fixturing and build-out of the Outlet. All leasehold improvements shall be completed and the Outlet will be in operation within ninety (90) days from the date the Franchisee receives all necessary permits. The Outlet shall be constructed in accordance with the plans and specifications provided or approved by Franchisor and in compliance with all applicable laws, regulation laws and ordinances.

         7.9 If Franchisee is renovating an existing building, all plans and specifications, including final work drawings, must be approved by Franchisor in writing before any work is begun on the Outlet, which approval may not be unreasonably withheld.

         7.10 Franchisee shall not deviate from the approved plans and specifications in any manner in the fixturing, build-out or renovation of the Outlet without the prior written approval of Franchisor. If at any time, Franchisor determines that Franchisee has not fixtured, built-out or renovated the Outlet in accordance with the plans and specifications approved or provided by Franchisor, Franchisor shall, in addition to any other remedies, have the right to obtain an injunction from a court of competent authority against the continued construction and the opening of the Outlet, or, if the Outlet has already opened, against the continued operation of the Outlet.


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

                                  ARTICLE VIII

                            EQUIPMENT AND FURNISHINGS

         8.1 Franchisee agrees to install only in and about the Outlet such equipment including but not limited to a security system, vinyl floorcoverings, a workbench and storage and display cases, fixtures, furnishings, furniture, interior and exterior signs and other personal property, as are required and which strictly conform to appearance, uniform standards, specifications and layout of Franchisor as exist from time to time, which include but are not limited to being brand new equipment manufactured by a first quality manufacturer. Franchisor shall have the right to inspect all equipment, fixtures, furnishings, furniture and signs, and their installation, to assure Franchisee's compliance with its standards, specifications and layout, prior to the opening of the Outlet.

         8.2 In the event Franchisee installs any equipment, fixtures, furniture, interior and exterior signs or any other personal property which is not in conformity with Franchisor's appearance, uniform standards, specifications or layout, Franchisor may, in addition to any remedies under this Agreement, demand that Franchisee close the Outlet and take the necessary steps to bring his equipment, fixtures, furnishings, furniture, interior and exterior signs and other personal property into conformity with Franchisor's appearance, uniform standards, specifications and layouts. Franchisee shall not reopen the Outlet until Franchisor has issued its written consent to do so.

         8.3 Franchisee agrees to maintain all equipment and furnishings in good working order and appearance, and as items of equipment become obsolete or mechanically defective to the extent that they require replacement, Franchisee shall replace such items with either the same or substantially the same type and kind of equipment as are being installed in all Outlets at the time such replacement becomes necessary.

                                   ARTICLE IX

                                TRAINING PROGRAM

         9.1 The following persons shall satisfy all of the conditions established by Franchisor, from time to time, for admission to and graduation from Franchisor's initial mandatory training program at the training school designated by Franchisor and shall attend and satisfactorily complete additional training programs established by Franchisor from time to time:


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

                  (i) Franchisee, if Franchisee is an individual, or one of the persons executing this Agreement if the Franchisee is a corporation, partnership or other entity, provided that the Franchisee has not previously completed the training program; and

                  (ii) Two persons who are actively involved in the management or operation of the franchised business.

         9.2 Each person shall successfully complete the mandatory training program to Franchisor's reasonable satisfaction. In the event of the failure of Franchisee or any other person to complete the training program successfully, for any reason, a substitute trainee, satisfactory to Franchisor, shall attend and successfully complete the program and shall operate or supervise the operation of the Outlet thereafter if Franchisor, at its option, so directs.

         9.3 No fee shall be charged by Franchisor for the participation of those individuals referenced in Section 9.1 above in the Franchisor=s initial training program. However, Franchisee shall be responsible for the costs and expenses (such as room, board and transportation) of each person who attends the program. However, Franchisor shall charge the sum of five hundred dollars ($500) for each additional person who Franchisee wishes to have trained by Franchisor.

         Persons listed above shall also attend any advanced training program or seminars conducted by Franchisor if requested to do so by Franchisor

         9.4 The persons listed above shall also attend the sessions if requested to do so by Franchisor, free of charge. Franchisee shall be responsible for the cost and expense of each person who attends any such program.

         9.5 Franchisor shall also maintain an on-site training program. Franchisor will provide on the job training at the Outlet for approximately six
(6) business days during the grand opening of the Outlet.
Franchisor shall not charge a fee for this service.

                                    ARTICLE X

                                     OPENING

         Franchisee shall give Franchisor at least fifteen (15) days prior written notice of the opening of the Outlet by delivering to Franchisor an executed "Notice of Intent to Open," including any attachments thereto, which Notice of Intent to Open shall be delivered within sixty (60) days following the execution of a lease or sublease. If such notice is not given, Franchisor shall be relieved of its obligation under this Agreement to provide assistance in connection with the opening of the Outlet and the planning and development of pre-opening promotions and programs, except if such failure is the result of circumstances beyond Franchisee's control.

                                   ARTICLE XI

                            OBLIGATIONS OF FRANCHISEE

         11.1     Franchise covenants and agrees that:

                  A. In order to further protect the System, the Proprietary Rights and the goodwill associated therewith, Franchisee shall:

                           (i) Operate under the Proprietary Marks and only in a
manner consistent with the scope of the registration of such marks and advertise only under the Proprietary Rights designated by Franchisor for use for that purpose and will use such rights without prefix or suffix;

                           (ii)  Feature and use the  Proprietary  ZAP  Electric
Vehicle Outlet solely in the manner prescribed by Franchisor pursuant to this Agreement and the Manual and as Franchisor may, from time to time, direct in writing;

                           (iii)  Observe  such   requirement  with  respect  to
service mark, trade name, trademark and fictitious name registrations, patents and copyright notices in conformance with applicable law and as Franchisor may, from time to time, direct in writing; and

                           (iv) Upon receipt of written  notice from  Franchisor
to discontinue the use, modify or substitute any name, mark or patent as Franchisor may direct, do so immediately.

                  B. Franchisee sells from the Outlet, all electric vehicle products, including but not limited to the Proprietary Products, and render such services specified by Franchisor; and not sell or offer for sale any other electric vehicle products or services of any kind or character without first obtaining the prior express written consent of Franchisor. Franchisee shall use only such Proprietary Products, methods of assembly and service as conform to the standards and specifications of Franchisor in effect from time to time. However, Franchisor shall not be responsible for any miscalculation with respect to

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


the assemblage of electric vehicles, except with respect to those Proprietary Products manufactured and sold to Franchisee by Franchisor. Franchisee shall discontinue selling or offering for sale any products Franchisor may, in its discretion, disapprove in writing at any time.

                  C. Cause himself, herself and his or her employees to wear apparel which conforms strictly to the specifications, design, color and style approved by Franchisor from time to time.

                  D. Maintain at all times, at its expense, the Outlet, equipment, fixtures, furnishings and furniture and related premises, parking areas, landscape areas and interior and exterior signs in good, clean attractive and safe condition in conformity with Franchisor's high standards and public image, and in connection therewith, shall make such repairs and replacements thereto as may be required to keep the Outlet in the highest degree of sanitation, repair and condition, including, without limitation, such periodic repainting, repairs to equipment, and replacement of outdated signs, as Franchisor may reasonably direct. However, Franchisee shall not undertake any alterations or additions to the buildings, equipment or parking area without the prior written consent of Franchisor.

                  E. Franchisee will comply with all laws, ordinances and regulations affecting the operation of the Outlet. Without limiting the generality of the foregoing, Franchisee specifically agrees to comply with applicable health and safety laws, ordinances and regulations so as to be rated in the highest available health and safety classification by the appropriate governmental authorities and to furnish to Franchisor within one (1) day of Franchisee's receipt thereof, copies of all inspection reports, warnings, certificates and ratings issued by any governmental agency which reflects Franchisee's failure to meet and maintain the highest applicable ratings, or Franchisee's non-compliance or less than full compliance with any applicable law, rule or regulation.

                  F. Franchisee will permit authorized personnel of Franchisor to enter the Outlet at any time, without prior notice, during normal business hours, for the purpose of inspecting and examining the operations and facilities (including, but not limited to, testing, sampling and inspecting the products assembled or manufactured by Franchisee and all products including the Proprietary Products, sold at the Outlet, as well as the storage and preparation of such products). Franchisee shall cooperate with Franchisor's representatives in such inspections by permitting and rendering such assistance as they may reasonably request. Franchisee shall permit Franchisor's representatives to remove from the Outlet, samples of any products, without payment therefor, in amounts reasonably necessary for testing by Franchisor or, at Franchisor's option, testing by an independent certified laboratory/site to determine whether said products meet Franchisor's


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then current standards and specifications.  In addition to any other remedies it may have under this Agreement, Franchisor may require Franchisee to bear the cost of such testing if the supplier from whom such products were acquired has not been approved by Franchisor or if the product fails to conform to
Franchisor's  specifications.   Upon  notice  from  Franchisor  or  its  agents,
Franchisee shall take such steps as may be necessary to correct immediately any deficiencies detected during any inspection or by such testing, including without limitation, immediately ceasing to use any methods, products or advertising materials which do not conform to Franchisor's then current specifications, standards or requirements.

                  G. Franchisee shall purchase all fixtures, furnishings, signs, equipment, non-electric vehicle inventory and other supplies used in the operation of the Outlet solely from suppliers who demonstrate the ability to meet Franchisor's standards and specifications for such items and who possess adequate quality controls and capacity to supply Franchisee's needs promptly and reliably. Franchisor shall have the right, without prior notice, to inspect and test any of the products any supplier used by Franchisee to insure the supplier meets with Franchisor's standards and specifications. Upon written notice from Franchisor that any supplier does not meet Franchisor's standards and specifications, Franchisee shall immediately cease using the products of that supplier.

                  H. Franchisee shall purchase and/or order all Proprietary Products from or through Franchisor or suppliers approved by Franchisor, except if Franchisee shall have received prior written approval from the Franchisor to use another supplier. If Franchisee desires to purchase any such items from a supplier other than Franchisor or a supplier who has been approved by Franchisor, Franchisee shall submit to Franchisor a written request for such approval or shall request the supplier to do so. Franchisor shall have the right to require, as a condition of its approval, that its representatives be permitted to inspect the supplier's facilities and that samples from the supplier be delivered, at Franchisor's option, to Franchisor or its designee for testing and that such samples demonstrate to Franchisor's satisfaction an ability to meet Franchisor's standards and specifications. A charge not to exceed the cost of such inspection and testing shall be paid by the Franchisee or by the supplier seeking approval, and Franchisor shall not be liable for damage to any sample which may result from the testing process. Supplier controls and the financial and managerial capacity to supply Franchisee's needs promptly and reliably, shall be preconditions to Franchisor's approval of a supplier. Franchisor reserves the right, at its option, to reinspect the facilities and to retest the products of any such approved supplier at any time, without prior notice, and to revoke such approval if the supplier has failed to continue to meet any of the foregoing criteria.

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

                  I. Notwithstanding the foregoing, Franchisor reserves the absolute right to be either the sole source of supply or the sole designator of suppliers who will provide the Proprietary Products, supplies or parts involving trade secrets or confidential formulae and shall have no obligation to release any trade secrets or confidential formulae to the Franchisee or any supplier. In either instance, Franchisee shall be obligated to place all such orders through the Franchisor.

                  J. Franchisee will at all times maintain sufficient supplies of ZAP Electric Vehicles, parts and Proprietary Products and employ sufficient help so as to operate the Outlet at its maximum efficiency.

                  K. In connection with the operation of the Franchisee's Outlet, the Franchisee is required to purchase certain containers, packaging supplies, paper goods and other product service items for the preparation, sale and service of approved Electric vehicle products. To the extent that Franchisor is able to supply the same, Franchisee shall have the right to purchase same, if he/she so desires, from Franchisor, at prices established by Franchisor from time to time. Franchisee's obligations hereunder shall be satisfied so long as Franchisee uses such items and keeps the Outlet maintained in accordance with Franchisor's strict specifications and standards for the these items. In the event that Franchisee desires to purchase containers, packaging supplies, paper, goods and products service items from sources other than Franchisor, Franchisor shall, without charge, make a license available to such other sources of such products to print the required name, trademarks, and text thereon, but in no event shall Franchisee be entitled to use any containers packaging supplies, paper goods and other product service items at his/her Outlet which do not duplicate those authorized by Franchisor for use in connection with the service and sales of approved electric vehicle products. Prior to the use of any such items, Franchisee shall have requested in writing and obtained Franchisor's written approval to have the required name, trademark, and text printed thereon in the form and style directed by Franchisor, and also have had the same so imprinted on the goods prior to using them.

                  L. Franchisee shall only sell or offer for sale, such electric vehicles, parts and Proprietary Products as are prescribed in the Manual, which have heretofore been approved or authorized by Franchisor, and which must appear in the catalog. In no event shall Franchisee sell non-Proprietary Products or any clothing or other hard good items which contain the Proprietary Mark, ZAP Electric Vehicle Outlet, without Franchisor's prior consent, which consent may be withheld at Franchisor's sole discretion. Franchisee must obtain Franchisor's written approval for any contemplated catalog or product changes and all additions to and/or deletions in items sold in the Franchisee's Outlet which approvals may be withheld.

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

                  M. Franchisee shall use the standard ZAP Electric Vehicle Outlet catalog and catalog format as required by Franchisor. Franchisee may employ any reputable printer to reproduce Franchisee's catalogs using the Franchisor's format and specifications. This provision shall not constitute a license of any copyright or trademark to the prospective printer of such catalogs. Any changes in the catalog used at Franchisee's Outlet shall be approved in writing by Franchisor prior to use. At Franchisor's sole discretion, the standard catalog format may contain advertising reference to other ZAP Electric Vehicle Outlet franchisees and may contain a toll free telephone number for franchise information.

                  N. Franchisor and Franchisee understand and agree that the operation of the Outlet, maintenance of its premises and equipment, conduct and appearance of its personnel, and the preparation and sale of products therefrom are all regulated by governmental statutes and regulations. To this end, Franchisor and Franchisee agree that Franchisee owes an obligation to the patrons of the Outlet, the Franchisor, the System and to himself or herself to comply fully and faithfully with all applicable governing authorities and all of the same are made a part of this agreement as if fully set forth herein. It is further agreed that in the event any product sold, manufactured or assembled at the Franchisee's Outlet evidences deviation from the standards of Franchisor's Proprietary Products or are in violation of applicable law or regulations, or in the event the products premises, equipment, personnel or operation of the Outlet fail to be maintained in accordance with the governmental requirements incorporated in this Agreement as aforesaid, Franchisee shall immediately recall said products and/or close its Outlet until Franchisor's inspection evidences a compliance with the applicable governmental requirements and with the standards of Franchisor's Proprietary Products. In the event Franchisee or his/her agents or employees fail or refuse to comply with all of the foregoing remedial measures or in the event of any repetition of any deviation in the Outlet:

                           (i) The prevailing  party shall be paid the costs and
expenses, including attorney's fees, of both parties, incurred in enforcing the provisions of this subsection or any other provision of this Agreement in obtaining Franchisee's compliance herewith, by the losing party. The remedies set forth herein are in addition to and not in substitution for those set for in
Article XVIII of this Agreement.

                  O. Franchisee acknowledges that all telephone numbers and directory listing for the Outlet will be the property of Franchisor upon termination, expiration or non-removal of this Agreement. Franchisor will have the sole and exclusive right and authority to transfer, terminate and amend such telephone numbers and directory listings as Franchisor, in its sole discretion, deems appropriate upon termination or expiration of this Agreement. In the event Franchisor takes any action pursuant to this section, or with respect to the termination of this Agreement, the appropriate telephone company and all listing agencies, without liability to Franchisor, may accept this Agreement, the Assignment of the Telephone Numbers and the directive of Franchisor as conclusive evidence of the rights of Franchisor in such telephone numbers and directory listings.

                  P. Franchisee shall pay, on a timely basis, for all electric bicycle kits, motors, bicycles, tricycles, electric scooters and other low power electric vehicles, and other product service items and other items used in the operation of the Outlet. Franchisee is aware that failure to make prompt payment to its suppliers may cause irreparable harm to the reputation and credit of Franchisor and other franchisees.

                  Q. Franchisee shall promptly pay when due, all taxes levied or assessed by reason of its operation and performance under this Agreement including, but not limited to, if applicable, state employment tax, state sales tax, (including any sale or use tax on equipment purchased or leased) and all other taxes and expenses of operating the Outlet. In the event of bona fide dispute as to the liability for the taxes assessed against Franchisee, Franchisee may contest the validity or the amount of the tax in accordance with procedures of the appropriate taxing authority. In no event however, shall Franchisee permit a tax sale or seizure by levy or execution or similar writ or warrant to occur against the Outlet's premises or equipment.

                  R. Franchisee may be required to pay all shipping, transportation, handling, and storage costs incurred from the delivery of the Proprietary Products to the Outlet. In addition, Franchisee may be required to maintain additional storage space if deemed necessary by Franchisor, to supply adequately and properly Proprietary Products to the Outlet. This may also include the purchase, lease, or rental of a vehicle to deliver the Proprietary Products to the Outlet.

                                   ARTICLE XII

                             ACCOUNTING AND RECORDS

         12.1 Franchisee shall maintain during the term of this Agreement, and shall preserve for the time period specified in the Manual, full, complete, and accurate books, records and accounts in accordance with the standard accounting system prescribed by Franchisor in the Manual or otherwise in writing.

         12.2 Franchisee shall submit to Franchisor, no later than the fifth day of each month during the term of this Agreement, a monthly profit and loss statement, on forms prescribed by or supplied by Franchisor, which accurately reports all gross sales during the


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

preceding month and such other data and information regarding the operation of the Outlet as Franchisor may reasonably require.

         12.3 Franchisee shall submit to Franchisor upon request, a certified copy of any and all federal and/or state sales or income tax returns applicable to the Outlet.

         12.4 Franchisee shall, at his expense, submit to Franchisor within thirty (30) days at the end of each quarter during the term of this Agreement or any renewals thereof, on forms prescribed by Franchisor, an unaudited financial statement for the preceding quarter, including both an income statement and balance sheet. Each financial statement shall be signed by Franchisee or by Franchisee's treasurer or chief financial officer, attesting that the statement is true and correct.

         12.5 Fanchisee shall, at his/her expense, submit to Franchisor within ninety (90) days of each fiscal or calendar year during the term of this Agreement, a complete financial statement for the said fiscal or calendar year, including but not limited to both an income statement and a balance sheet prepared by an independent certified public accountant, together with such other information in such form as Franchisor may reasonable require. Franchisor reserves the right to require this fiscal or calendar year financial statement to be a certified audited financial statement including both an income statement and a balance sheet certified by an independent certified public accountant.

         12.6 Franchisee shall also submit to Franchisor current financial statements and such other forms, report records, information, and data as Franchisor may reasonably designate, in the form and at the times and places reasonably required by Franchisor, upon request and as specified from time to time in the Manual or otherwise.

         12.7 Franchisee shall equip the Outlet with a point of sale cash register and financial information collection system which meets Franchisor's standards and specifications therefor. Such point of sale system shall utilize computer equipment or like terminal, with telecommunications capabilities compatible with Franchisor's business systems including applicable computer hardware and software without the necessity of any alteration by Franchisor of its software or equipment. Franchisee shall acquire such equipment, hardware and software from a supplier designated or approved by Franchisor at Franchisee=s expense.

         12.8 Franchisor or its designated agents shall have the right, at all reasonable times, without prior notification to examine a copy, made at Franchisor=s expense, of any and all of Franchisee's records and books of account. Franchisor shall also have the right, at any reasonable time, to have an independent audit made of the books and records of the


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

Franchisee. If an audit should reveal that payments due Franchisor have been understated by two percent (2%) or more in any report to Franchisor, then Franchisor may, at its option, charge Franchisee for any and all costs and expenses connected with the audit conducted by the independent auditors (including, without limitation reasonable accounting and attorneys fees). Franchisee shall also immediately pay to Franchisor the amount understated upon demand, in addition to interest from the date such amount was due until paid, at the annual rate of eighteen percent (18%). The foregoing remedies shall be in addition to any other remedies Franchisor may have hereunder.

                                  ARTICLE XIII

                   CONFIDENTIAL POLICIES AND PROCEDURES MANUAL

         13.1 In order to protect the reputation and goodwill of Franchisor, and the System and to maintain requisite operating standards under the Proprietary Rights, Franchisee shall conduct his Outlet in accordance the provisions, standards, and procedures set forth in Franchisor's Confidential Policies and Procedures Manual (hereinafter the "Manual").

         13.2 Franchisee shall, at all times, treat the Manual, any other manuals created for or approved for in the operation of the Outlet, and the information contained therein as confidential, and shall use all reasonable efforts to maintain such information as secret and confidential. Franchisee shall not at any time, without Franchisor's prior written consent, copy, duplicate, record, or otherwise reproduce the foregoing material

         13.3 The  Manual  shall  at all  times  remain  the  sole  property  of
Franchisor,   and  shall  be  returned  immediately  upon  termination  of  this
Agreement.

         13.4 Franchisor may, from time to time, revise the contents of the Manual when it reasonably considers such revisions to be necessary to improve or maintain the standards of the System and Franchisee expressly agrees to comply with each new or changed standard, provided, however that such revisions are made for Franchisees and are reasonable in nature. Any revisions to the contents of the Manual shall be deemed effective seven (7) days after the date of mailing such revisions to Franchisee unless otherwise specified by Franchisor.

         13.5 Franchisee shall at all times insure that its copy of the Manual is kept current and up to date, and in the event of any dispute as to the contents of the Manual, the terms of the master copy of the Manual maintained by Franchisor at its home office shall be controlling.



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

         13.6 Franchisee acknowledges that the contents of the Manual and any revisions or modification made thereto, shall constitute provisions of this Agreement as if fully set forth herein.

                                   ARTICLE XIV

                           ADVERTISING AND PROMOTIONS

         14.1 Franchisor and Franchisee agree that there are substantial benefits to be derived from advertising the System and Proprietary Products, and that the cooperative efforts of Franchisor, Franchisee and other franchisees will maximize the potential success of the advertising program by providing a more uniform advertising program, creating greater product, trademark and trade name identity, and a higher quality program. Franchisee will also benefit from the experience Franchisor provides in administering the advertising program and the lower rates obtained by joint advertising with other ZAP Electric Vehicle Outlet franchisees and Franchisor.

         14.2 In the event Franchisor elects to establish a regional or national advertising fund ("Advertising Fund") Franchisee shall contribute a sum equal to one percent (1%) of the gross sales, as defined herein, of the Outlet for each week in which the Outlet is open and operating (the "Advertising Fee"). The Advertising Fee shall be due and payable in accordance with Article III hereof. Franchisor shall contribute to the Advertising Fund an amount equal to one percent (1%) of Franchisor's gross sales derived from its company-owned ZAP Electric Vehicle Outlet.

         14.3 Franchisor agrees that the Advertising Fee shall be aggregated with fees collected from other franchisees and shall be used by Franchisor for:

                  (i) Formulating, developing, administering, preparing, producing and conducting advertising and promotions for the benefit of all franchisees, including Franchisee, either on a national, regional or local basis (including without limitation, the cost of preparing and conducting television, radio, magazine, and newspaper advertising campaigns, direct mail campaigns, marketing surveys and other public relations activities, providing brochures, advertising slicks and other marketing materials to franchisees of the System);

                  (ii)     Formulating Yellow Page advertising copy; and

                  (iii)    Advertising agency fees, if any;


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

         14.4 All sums paid by Franchisee to the Advertising Fund shall be maintained in an account separate from other monies of Franchisor and shall not be used to defray any of Franchisor's other operating expenses, nor in any way inure to the benefit of Franchisor. Franchisor shall maintain separate bookkeeping accounts for the Advertising Fund.

         14.5 Within one hundred and twenty (120) days after the end of each of its fiscal years, Franchisor shall render to Franchisee an annual statement, prepared by Franchisor and reviewed by its independent accountants, of all advertising and promotional expenditures made in accordance with Section 14.3 hereof during the preceding fiscal year.

         14.6 The form, content, time and medium for all advertising and promotional activities conducted pursuant to this Article shall be determined by Franchisor in its sole and absolute subjective discretion exercised in good faith, and Franchisee agrees to permit Franchisor to use its discretion in conducting all advertising.

         14.7 Franchisor shall direct all advertising and/or promotional programs, with the sole discretion over concepts, materials, and media used in such programs and the placement and allocation thereof. Franchisee acknowledges and agrees that the Advertising Fund is intended to maximize general public recognition and acceptance of the trademarks and service marks and for the benefit of the System, and that Franchisor and its designees undertake no obligation in administering the Advertising Fund to make expenditures for the Franchisee which are either equivalent or proportionate to his/her contribution or which insure that any particular franchise benefits directly or pro rata from the placement or use of any advertising.

         14.8 It is anticipated that all contributions to and earnings of the Advertising Fund shall be expended for advertising and/or promotional purposes during the taxable year within which the contributions and earnings are received. If, however, excess amounts should remain in the Advertising Fund at the end of such taxable year, all expenditures in the following taxable year(s) shall be made first out of accumulated earnings from previous years, next out of earnings in the current year and finally, from contributions.

         14.9 Although the Advertising Fund is intended to be of perpetual duration, Franchisor maintains the absolute right to terminate same upon sixty
(60) days notice to all  franchisees.  However the Advertising Fund shall not be terminated until all monies have been expended for advertising and/or promotional purposes.


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

         14.10 Franchisor shall have the right to include, in such national or regional advertising programs as it may administer, "suggested retail prices" of the goods or services sold by Franchisee and other franchisees of Franchisor similarly situated; provided that Franchisor shall include within all such advertising the phrase "available at participating locations only" or such other cautionary language as shall advise the consumer that suggested retail prices may not be adhered to by all franchisees of Franchisor. Franchisor shall have no right to compel Franchisee to charge "suggested retail prices."

         14.11 Franchisor may, from time to time, develop, establish and market special discount or coupon programs designed to induce volume users of Franchisee's goods or services to patronize Franchisee's Outlet, and Franchisee shall have the right, but not the obligation, to participate therein. Franchisor shall notify Franchisee of the creation of all such discount or coupon programs and shall advise Franchisee with respect to all of the elements thereof. Within five (5) days after receipt of such notice, Franchisee shall advise Franchisor as to whether or not Franchisee wishes to participate in such discount or coupon programs. If Franchisee notified Franchisor that he/she wishes to participate, Franchisee shall in all respects adhere to all elements of said program. If Franchisee elects to be excluded from discount or coupon program or programs, Franchisor shall have the right to advise consumers, by advertising, sales solicitation or otherwise, that Franchisee is not a participant in such program, and Franchisee shall not be entitled to the benefits thereof. Franchisor shall establish all such discount or coupon programs in its sole, subjective discretion, and shall not consult or confer with Franchisee or any other franchisee with respect to the nature, content or amount of any discount or coupon established pursuant to any such program.

         14.12 Franchisee shall make such refunds as are required by reason of complaints to the Better Business Bureau or other similar offices or organizations. Franchisee shall immediately inform and forward to Franchisor all written complaints from customers or others.

         14.13 Franchisee shall make customer service complaint cards available to his/her customers on a daily basis, and forward same to Franchisor's home office for inspection and review. In addition, Franchisee shall be obligated to display franchise information cards on its sales counter.

         14.14 Franchisor may provide Franchisee, from time to time, with approved local advertising and marketing plans and materials, including, without limitation, newspaper mats, radio commercial tapes, television commercial prints sales aids, and other promotional and marketing materials, at a price equal to Franchisor's cost thereof. Local


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

advertising and marketing materials not prepared or previously approved by Franchisor or its designated agents shall be submitted (by certified mail, return receipt requested) to Franchisor for approval (except with respect to prices to be charged), which approval shall not be unreasonably withheld, prior to their use by Franchisee. If written disapproval is not received by Franchisee within seven (7) days from the date of receipt by Franchisor of such materials, Franchisor shall be deemed to have waived the required approval; provided, however, that Franchisee shall discontinue the use thereof within a reasonable time, if Franchisor subsequently requests such action in writing.

         14.15 Franchisee understands that certain of Franchisor's other franchisees do or will operate under different agreements with Franchisor. Such franchisees may be required to contribute to the Advertising Fund, if at all, at rates that differ from the rate(s) provided in this Agreement and/or based on formula that differ from the formula provided in this Agreement. Franchisor does not represent that Franchisee, or other franchisees will contribute to or benefit from the Advertising Fund equally.

         14.16 Franchisee shall use the trademarks only in strict conformity to the Manual, and shall include in any advertising, or promotional materials which use the trademarks, such trademark notices as are required by the Manual. All copyrighted materials supplied by Franchisor to Franchisee, and used by Franchisee in connection with the Franchised Business, shall contain such copyright notices as are required by the Manual.

         14.17 Franchisee shall be obligated to spend a minimum of two and one-half percent (2.5%) of gross sales per month on local advertising within his/her Area of Primary Responsibility. Such sum shall not be included in or deducted from the fees paid to the National Advertising Fund. Such advertising shall first be submitted to Franchisor for its approval seven (7) days prior to its use and Franchisor shall provide its approval or disapproval within seven
(7) days.

         14.18 Franchisor shall maintain the right to audit Franchisee's books and records, upon twenty-four (24) hours notice, with respect to whether local advertising sums are being spent thereon.

         14.19 Franchisor recognizes Franchisee's concern that Franchisor not abuse its discretion in administering the Advertising Fund and Franchisee recognizes Franchisor's concern that it retain sufficient flexibility and control over the Advertising Fund to use it for the benefit of the System as a whole and in a manner that will allow it to compete effectively. Accordingly, Franchisor agrees that in carrying out its rights and responsibilities hereunder it shall do so honestly and in good faith for the benefit of the System and the ZAP Electric Vehicle franchised and non-franchised Outlets as it may


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exist from time to time.  Moreover,  in its decision  making with respect to the
Advertising Fund and otherwise pursuant to this Article, Franchisor shall give serious consideration to the views of Franchisee and other System franchisees.

         14.20 Franchisee shall advertise continually in the classified or Yellow Pages of the local telephone directory using such copy as may be reasonably specified by Franchisor. If requested by Franchisor, Franchisee shall participate in a joint listing, the cost of which shall be shared equally by Franchisee and other participating franchisees. The expenditure for such advertising shall not be considered as credit toward any other advertising expenditures required under this Article XIV.

         14.21 Franchisee shall not advertise or use in advertising or any other form of promotion, the Proprietary Marks or copyrighted materials of Franchisor without appropriate [(R), (C) or TM] copyright and registration marks or the designations or sign where applicable.

         14.22 Regarding Franchisee's grand opening, Franchisee shall spend the sum of between five and ten thousand dollars ($5,000 - $10,000). Such monies shall be expended by Franchisee on grand opening advertising and promotion in or for Franchisee's market area during the first forty-five (45) days of the Outlet's business operations. All such grand opening advertising and promotional materials shall be submitted by Franchisee to Franchisor for a review and approval prior to use consistent with this Article. The expenditure required under this Section 14.22 shall be in addition to all other advertising/promotion expenditure required of Franchisee hereunder.

                                   ARTICLE XV

                 RENOVATION OF OUTLET, EQUIPMENT AND FURNISHINGS

         15.1 To maintain a modern, progressive, sanitary and uniform operational image, Franchisor shall have the right, at any time after expiration of five (5) years from the opening for business of the Outlet by Franchisee, to require Franchisee to perform such remodeling, repairs, replacements and redecoration in and upon the Outlet, equipment and furnishings used by Franchisee and which Franchisor shall deem reasonable, necessary and practicable to bring the Outlet, equipment and furnishings up to the then current standards of other Outlets; provided, however, that in making and performing same, Franchisee shall not be required to expend at any one time an amount in excess of fifty percent (50%) of the aggregate depreciation allowable on a straight line basis over the useful life of the personal property located in the Outlet from the date the Outlet was opened for business to the date of such expenditure, less amounts previously expended for


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remodeling,  repairs,  replacements  and  redecoration  in and upon such Outlet, equipment and furnishings notwithstanding the fact that Franchisee leases the Outlet or any depreciable personal property. It is understood and agreed that Franchisor shall perform remodeling, repairs, replacements and redecoration in and upon Outlets owned by it and the equipment and furnishings used by it in connection with the operations of such Outlet comparable to that required of Franchisee hereunder.

    15.2 If Franchisee shall, at any time, deem it necessary and practical to replace any signs, equipment or furnishings repair or remodel the Outlet or take any similar action, Franchisee shall perform such replacement, repairs or
remodeling  in  accordance  with   Franchisor's   then  current   standards  and
specifications and, in addition, if the cost of such replacement, repairs or remodeling exceeds two thousand five hundred dollars ($2,500) Franchisee shall obtain the prior written consent of Franchisor. In the event Franchisee violates this provision, Franchisor shall have all of the rights and remedies set forth in this Agreement.

                                   ARTICLE XVI

                                    INSURANCE

         16.1 Franchisee agrees to maintain insurance during the term of this Agreement and any renewals hereof at Franchisee's expense as follows:

                  A. All insurable properties shall be insured against loss or damage by fire, lightning, windstorm, flood, hail, explosion, riot, riot attending a strike, civil commotion, air traffic, vehicle, smoke, or other risks usually insured against by persons operating like properties in the localities where the properties operated by Franchisee are located, in amounts sufficient to prevent Franchisee from becoming coinsurer consistent within the terms of the policies in question, and in any event in amounts not less than one hundred percent (100%) of the replacement cost thereof.

                  B. During the build-out of the Outlet, policies of "Builder's Risk Insurance" shall be maintained in amounts not less than customarily required in the area in which the Outlet is located.

                  C. Insurance against all types of public liability including but not limited to products liability, shall be maintained against claims for personal injury death or property damage suffered by others upon, in or about the Outlet or as a result of the use of products sold by it or services rendered by it or any claims arising out of the business of Franchisee pursuant to this Agreement or the operation of the Outlet or occurring as a


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result of the maintenance or operation by Franchisee of any automobiles,  trucks or other vehicles or airplanes or other facilities; with a minimum of personal injury coverage of One Million Dollars ($1,000,000) per occurrence and property damage coverage of not less than One Million Dollars ($1,000,000).

                  D. Worker's compensation, unemployment compensation, disability insurance, social security and other insurance coverages, shall be maintained in such amounts as may now or hereafter be required by any applicable law.

                  E. Products Liability Insurance in an amount not less than One Million Dollars ($1,000,000).

         16.2 All such policies shall insure Franchisee and name Franchisor, its officers, directors, principal stockholders and employees as additional insureds, and shall stipulate that Franchisor shall receive a thirty (30) day written notice of cancellation or modification, and shall protect the Franchisee and Franchisor against any liability which may accrue by reason of this Agreement, the Franchise, the Proprietary Rights or the ownership, maintenance operation of the Outlet by Franchisee.

         16.3 Franchisee's obligation to obtain and maintain the foregoing policy or policies of insurance shall not be limited in any way by reason of any insurance which may be maintained by Franchisor, nor shall Franchisee's performance of this obligation relieve it of liability under the indemnity provision set forth in Paragraph 17.3 hereof. Franchisee shall deliver to Franchisor certificates of insurance, together with proof of payment therefor at least ten (10) days prior to opening the Outlet. All policies shall be renewed and evidence of renewal mailed to Franchisor prior to their respective expiration dates.

         16.4 The insurance shall cover the acts or omissions of each and all of the persons who perform services of whatsoever nature at the Franchisee's Outlet and any other persons who patronize the Outlet while in such attendance and for whatever purpose.

         16.5 Fifteen (15) days prior to the opening of Franchisee's Outlet Franchisee will deliver to the Franchisor certificates of the insurance together with copies of the actual policies issued and will promptly pay all premiums thereon as and when the same become due. The Franchisor shall have the right, but shall not be obligated to pay premiums due and unpaid by Franchisee or else to obtain substitute coverage in case of cancellation. Any cost thereof to the Franchisor shall be added to the CMSF otherwise payable to the Franchisor under this Agreement, provided however, that same shall be due and payable to the Franchisor by the Franchisee within five (5) days of demand therefor.

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         16.6 The Franchisor  reserves the right to make reasonable  demand that
Franchisee obtain insurance from time to time which is different in coverage, risks, amount or otherwise from the foregoing in order to protect fully the parties having insurable interests in the Franchisee's Outlet.

         16.7 Franchisee shall immediately notify the Franchisor, in writing, of any accidents, injury, occurrence claim that might give rise to a liability or claim against the Franchisor or which could materially affect Franchisee's business, and such notice shall be provided no later than the date upon which Franchisee notifies his/her insurance carrier.

                                  ARTICLE XVII

                  RELATIONSHIP OF THE PARTIES: INDEMNIFICATION

         17.1 The relationship between the Franchisor and Franchisee is strictly that of a franchisor and franchisee, and Franchisee shall be deemed to be an independent contractor. This Agreement does not create a joint venture, partnership or agency, or any fiduciary relationship and any act or omission of either party shall not bind or obligate the other except as expressly set forth in this Agreement.

         17.2 Franchisee recognizes that the Franchisor has entered into this Agreement in reliance upon and in recognition of the fact that Franchisee will have full responsibility for the management and operation of the business and that the amount of profit or loss resulting from the operation of the business will be directly attributable to the performance of Franchisee.

         17.3 Franchisee will, at all times, indemnify and hold harmless, to the fullest extent permitted by law, Franchisor, its corporate affiliates, successors and assigns and the respective directors, officers, employees, agents and representatives of each (Franchisor and all others hereinafter collectively "Indemnities") from all "losses and expenses" (as defined below) incurred in connection with any action, suit, proceeding, claim, demand, investigation or inquiry (formal or informal) or any settlement thereof (whether or not a formal proceeding or action has been instituted) which arises out of or is based upon any of the following:

                  A. Franchisee's infringement, alleged infringement, or any other violation or alleged violation of any patent, service mark or copyright or other proprietary right owned or controlled by third parties,


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                  B.  Franchisee's  violation,  breach or asserted  violation or breach of contract, federal, state or local law, regulation, ruling, standard or directive or of any industry standard.

                  C.  Libel,   slander  or  any  other  form  of  defamation  by
Franchisee.

                  D.   Franchisee's   violation  or  breach  of  any   warranty,
representation, agreement or obligation in this Agreement.

                  E.  Acts,  errors or  omissions  of  Franchisee  or any of its
agents,   servants,    employees,    contractors,    partners,   affiliates   or
representatives.

         17.4 Franchisee agrees to give Franchisor notice of any such action, suit, proceeding, claim, demand, inquiry or investigation. At the expense and risk of Franchisee, Franchisor may elect to assume (but under no circumstances is obligated to undertake), the offense and/or settlement of any such action, suit, proceeding, claims, demand, inquiry or investigation. Such an undertaking by Franchisor shall, in no manner or form, diminish Franchisee's obligation to indemnify Franchisor and to hold it harmless.

         17.5 In order to protect persons or property, or its reputation or goodwill, or the reputation or goodwill of others, Franchisor may at any time and without notice, as it in its judgment deems appropriate, order, consent or agree to settlements or take such other remedial or corrective action as it deems expedient with respect to the action, suit proceeding, claim, demand inquiry or investigation, if in Franchisor's sole judgment there are reasonable grounds to believe that:

                  A. Any of the acts or circumstances enumerated in Section 17.3 of this Article have occurred; or

                  B. Any act, error or omission of Franchisee may result directly or indirectly in damage, injury or harm to any person or any property.

         17.6 All losses and expenses incurred under this Article XVII shall be chargeable to and paid by Franchisee pursuant to its obligations of indemnity under this Section, regardless of any actions, activity or defense undertaken by Franchisor or the subsequent success or failure of such actions, activity or defense.

         17.7 As used in this Article XVII the phrase "losses and expenses" shall include without limitation, all losses compensatory, exemplary damages, fines, charges, costs, expenses, lost profits, attorney's fees, court costs, settlement amount, judgments,


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

compensation for damages to the Franchisor's reputation and goodwill, costs of or resulting from delays, financing, costs of advertising material and media time/space and costs of changing, substituting or replacing the same and any and all expenses of recall, refunds, compensation, public notices and other such amounts incurred in connection with the matters described.

         17.8 Indemnities do not assume any liability whatsoever for acts, errors, or omissions of those with whom Franchisee may contract, regardless of the purpose. Franchisee shall hold harmless and indemnify Indemnities for all losses and expenses which may arise out of any acts, errors or omissions of these third parties.

         17.9 Under no circumstances shall Indemnities be required or obligated to seek recovery from third parties or otherwise mitigate their losses in order to maintain a claim against Franchisee. Franchisee agrees that the failure to pursue such recovery or mitigate loss will in no way reduce the amounts recoverable by Indemnities from Franchisee.

         17.10 In accordance with the Manual, Franchisee shall prominently display, by posting of a sign within public view, on or in the premises of the franchised facility, a statement that clearly indicates that said business is independently owned and operated by the Franchisee as a ZAP Electric Vehicle Outlet franchisee of Franchisor and not as an agent thereof.

                                  ARTICLE XVIII

                                  FORCE MAJEURE

         Neither party shall be responsible to the other for nonperformance or delay in performance occasioned by, and causes beyond its control, including without limiting the generality of the foregoing acts or omissions of other party, acts of civil or military authority, strikes, lockouts, embargoes, insurrections or acts of God, inability of Franchisor to purchase, deliver and/or manufacture the Proprietary Products, provided that inability of a party to obtain funds shall be deemed to be a cause within the control of such party. If any such delay occurs, any applicable time period shall be automatically extended for a period equal to the time lost, provided that the party affected makes reasonable efforts to correct the reason for such delay and gives to the other party prompt notice of any such delay.

                                   ARTICLE XIX

                             DEFAULT AND TERMINATION


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         19.1 Franchisor may terminate this Agreement upon the occurrence of any of the following events of default:

                  A. Failure by Franchisee to make complete and timely payment of any and all fees regardless of their nature, and billings due Franchisor or any of its subsidiary or affiliated corporations.

                  B. Failure to comply with the reporting or record keeping requirements of this Agreement.

                  C. The intentional misstatement by Franchisee of any material fact, or failure to disclose or understatement of any material fact in any report furnished by Franchisor pursuant to this Agreement.

                  D. A material breach by Franchisee of any provision of this Agreement, or any other agreement between Franchisor and Franchisee or any of its subsidiary or affiliated corporations.

                  E. Failure by Franchisee to make good faith efforts to carry out the provisions of this Agreement.

                  F. Franchisee=s engaging in any conduct or practice that is detrimental or harmful to the good name, good will or reputation of Franchisor, the System, other franchisees or the public, for example, keeping the Outlet in a dirty state, not maintaining proper inventory levels, selling unapproved items, or that is a fraud upon consumers, or is an unfair, unethical or deceptive trade act or practice.

                  G. The pledge of or the attempted pledge of Franchisor's credit by Franchisee, or an attempt by Franchisee to bind the Franchisor to any obligation not authorized by Franchisor.

                  H. Failure by Franchisee to promote actively his/her Outlet or to participate in the advertising, promotional, or marketing activities, services and programs that are established by Franchisor or the Advertising Fund; provided same does not contravene applicable anti-trust laws.

                  I. Unauthorized or improper use by Franchisee of Franchisor's Proprietary Rights, or misuse or unauthorized disclosure by Franchisee of the Manual, information or materials.


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                  J. Failure to use or sell the Proprietary  Products authorized by Franchisor to the exclusion of any others and the failure to perform all of the services required by Franchisor, including but not limited to the forwarding of copies of all health or sanitation or other regulatory agency reports to Franchisor immediately upon receipt thereof.

                  K. Failure to secure an approved location for a Outlet within one hundred and eighty (180) days from the date of this Agreement or failure to open Franchisee's ZAP Electric Vehicle Outlet at the location designated by Franchisee within ninety (90) days after all applicable permits for the Outlet are obtained.

                  L. Failure to correct, or if unable to undertake efforts to begin to correct, any local, state or municipal health or sanitation law or code violations within twenty-four (24) hours after being cited for such violation.

                  M. Sale of non-Proprietary Products or products not previously approved by Franchisor from the Outlet.

         19.2 To terminate  Franchisee for default of this Agreement pursuant to
Section 19.1 above, Franchisor shall first provide Franchisee with written notice of termination, which notice shall specify the reason for and the Effective Date of Termination. This Agreement shall terminate on the date specified therein, which shall not be less than thirty (30) days from the posted day of the notice (or such longer period as provided by State law), unless:

                  A. Franchisee cures the default or reason for termination during the notice period; or

                  B. Franchisee has, in good faith, initiated a cure of the default or reasons for termination within the notice period and such default or reason cannot be completely cured during the notice period because of factors reasonably beyond the exclusive control of Franchisee, in which event, Franchisor, by notice, shall permit Franchisee a reasonable opportunity in light of such factors to effect a complete cure.

                  C. The provisions of Section 19.2 (A) and 19.2 (B) notwithstanding, this Agreement shall nonetheless terminate automatically if any default or any reason for termination has been set forth in three (3) prior notices of termination within any prior twelve (12) month period, and/or if four
(4) or more health code violations  have been committed  within any prior twelve
(12) month period.


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         19.3  Franchisor  may  immediately  terminate  this  Agreement upon the occurrence of any of the following  events of default and upon written notice to
Franchisee:

                  A. Any action by Franchisee, any of his/her partners, if Franchisee is a partnership, or any of its officers, directors or stockholders of Franchisee is a corporation, which results in:

                           (i) An affirmative act of insolvency;

                           (ii) In assignment for the benefit of creditors; or ,

                           (iii) The filing of a petition under any  bankruptcy,
                                 reorganization, insolvency, or moratorium law, or any law for the relief of, or relating to debtors.

                  B. The filing of any involuntary petition under any bankruptcy statute against Franchisee, any of its partners or any of its stockholders owning at least fifty percent (50%) of any class of stock or the appointment of any receiver or trustee to take possession of property of Franchisee, any of its partners or any of its stockholders owning fifty percent (50%) of any class of stock of Franchisee, provided such petition is not vacated within one hundred twenty (120) days of filing.

                  C. Failure by Franchisee to satisfy fully a civil judgment obtained against Franchisee for a period of more than thirty (30) days after all rights of appeal have been exhausted or execution of such a judgment, execution of lien or foreclosure by a secured party or mortgage against Franchisee's property, which judgment, execution of lien or foreclosure by a secured party or mortgage would have an adverse or detrimental effect upon Franchisee's Outlet.

                  D. Conviction of Franchisee or any partner of Franchisee or any officer, director or stockholder owning at least fifty percent (50%) of any class of stock of Franchisee, of any crime which would adversely affect the goodwill interest of Franchisee or Franchisee's business.

                  E. The uncured default by Franchisee under any lease or sublease of Franchisee's Outlet which results in the loss of the right to possession therein for any reason whatsoever.

                  F. A final judgment or the unappealed decision of a court, regulatory officer, agency or quasi-regulatory agency that results in the temporary or permanent


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

suspensions or revocations of any permits or licenses, possession of which is a prerequisite to the operation of Franchisee's business or is required under applicable law.

                  G. The direct or indirect assignment, transfer, sale or encumbrance by Franchisee of this Agreement of franchisee or any of his rights or privileges contrary to this Agreement, or any attempt by Franchisee to sell, assign, transfer or encumber the Outlet contrary to the terms and conditions of this Agreement.

                  H. Failure by Franchisee to remain open for business as required by this Agreement or as may be required by the Manual, as may be limited by local law, the prime landlord or the abandonment or vacating by Franchisee of his Outlet for three (3) or more consecutive days with the intent not to return (or for such other period as would be grounds for termination of Franchisee's lease or sublease).

                                   ARTICLE XX

         RIGHTS AND DUTIES OF THE PARTIES UPON EXPIRATION OR TERMINATION


         20.1 For the purpose of this Agreement, the "Effective Date of Termination" shall be the date indicated in any notice of termination sent pursuant to Article 19.2 or 19.3 of this Agreement or the day after the Term as set forth in Article 2.1 of this Agreement.

         20.2 Upon the Effective Date of Termination, Franchisee shall no longer be an authorized ZAP Electric Vehicle Outlet franchisee and Franchisee shall pay all sums of money due Franchisor or any of its subsidiary or affiliated corporations within fifteen (15) days of the Effective Date of Termination, unless Franchisor gives written notice of an extension of this period.

         20.3 Upon the Effective Date of Termination, Franchisee shall discontinue the use of all Proprietary Marks owned by or associated with Franchisor and all similar names and marks, or any other designation or associating Franchisee with the System. If Franchisee is a corporation or partnership and, notwithstanding prohibition of utilizing the Proprietary Marks in a corporate or partnership name, has used the Proprietary Marks or designations that associate Franchisee with Proprietary Marks in its corporate designations that associate Franchisee with the Proprietary Marks in its corporate or partnership name, Franchisee shall, within fifteen days of the Effective Date of Termination, take all


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

necessary steps to eliminate the Proprietary Marks from corporate or partnership name, at his/her own cost and expense.

         20.4 Upon the Effective Date of Termination, Franchisee shall cease displaying and using all signs, stationery, letterheads, forms, manuals, printed matter, advertising and other material containing the Proprietary Rights or Proprietary Marks, ZAP Electric Vehicle Outlet or any other names, marks or designations that associate Franchise with the System.

         20.5 After the Effective Date of Termination, Franchisee shall refrain from taking any action indicating or implying that he/she is or was an authorized franchisee.

         20.6 Franchisee shall, at the Franchisor's option, assign to Franchisor or the Franchisor's designee, Franchisee interest in any lease then in effect for the premises of the Outlet, and Franchisor shall notify franchisee to whom such interest must be assigned within thirty (30) days after termination or expiration of this Agreement or shall vacate the Outlet immediately after termination or expiration of this Agreement and pursuant to the lease or sublease a agreement.

         20.7 Franchisee shall immediately cease to use any telephone numbers, post office box, and any other business listings used by Franchisee in the Outlet, and the assignment of telephone numbers shall be deemed effective in order to accomplish the foregoing results. In the event Franchisor requires Franchisee to assign, lease or sublease for the Outlet pursuant to Article 19.6 hereof, Franchisee shall execute such documents and such other acts as may be necessary to permit Franchisor or its designee, at Franchisor's option, to assume telephone number and listing, receive mail, and otherwise commence operations under the System and Proprietary Rights immediately at the location of the Outlet.

         20.8 In the event that Franchisee is permitted to, and does remain in business at the premises of the Outlet, Franchisee shall make such modifications or alterations to the premises as dictated by Franchisor, including, but without limitation, removing and changing all signage, obtaining a new telephone number, changing the catalog, the colors and decor design and the trade names and trademarks, immediately upon termination or expiration of this Agreement as may be necessary to prevent the operation of any business thereon by himself, or others derogation of this Article XX, and shall make such specific additional changes thereto as Franchisor may reasonably request for that purpose and to distinguish said premises from their former appearance and from other ZAP
Electric Vehicle Outlets. In the event Franchisee fails or refuses to comply with the requirements of Article XX, Franchisor shall have the right subject to local law, to enter upon the


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

premises of the Outlet, without being liable for trespass, for the purpose of making or causing to be made such changes as may be required at the expense of Franchisee, which expense Franchisee shall pay upon demand.

         20.9 Franchisee agrees that in the event he continues to operate or subsequently begins to operate any other business from the premises where the Outlet activities are conducted, he shall not use any reproduction, counterfeit, copy or colorable imitation of the Proprietary Marks, either in connection with such other business or in the promotion thereof, which is likely to cause confusion, mistake or deception, or which is likely to dilute Franchisor's exclusive rights in and to the Proprietary Marks, and further agrees not to utilize any designation of origin or description or representation which falsely suggests or represents an association or connection with Franchisor or the System.

         20.10 Franchisee shall pay to Franchisor all damages, costs and expenses, including reasonable attorney fees incurred by Franchisor subsequent to the termination or expiration of the franchise herein granted in the event Franchisor is required to seek injunctive or any other judicial relief for the enforcement of the provisions of this Article XX.

         20.11 Franchisee shall immediately turn over to the Franchisor, the Manual, trade secrets, catalogs, records, files, instructions, correspondence and brochures and any and all other materials relating to the operation of the Outlet which are in Franchisee's possession, custody or control and all copies thereof (all of which are acknowledged to be the Franchisor's property) and shall retain no copies or records of the foregoing, excepting only Franchisee's copy of this Agreement and any correspondence between the parties and any other documents which Franchisee reasonably needs for compliance with any provision of law.

         20.12 Franchisor shall have the right (but not the duty), to be exercised by notice of intent to do so within thirty (30) days after the Effective date of Termination, to purchase any or all equipment, supplies, inventory, signs, advertising materials, and items bearing the service mark "ZAP" at fair market value (less the amount of any outstanding liens or encumbrances) giving no effect to goodwill. If the parties cannot agree on fair market value within a reasonable time, an independent appraiser shall be designated by the parties and his determination shall be binding. If Franchisor elects to exercise any option to purchase herein provided, it shall have the right to set off all amounts due from Franchisee and the cost of the appraisal, if any, against any payment therefor.


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

         20.13 Franchisee shall comply with all provisions of this Agreement which explicitly or implicitly concern Franchisee's obligations after termination, including without limitation, the covenant contained in Article XXV of this Agreement.

         20.14 Franchisee shall maintain all financial records and reports required pursuant to this Agreement for a period of not less than three (3) years after the Effective Date of Termination. Franchisee shall permit Franchisor to make final inspection of Franchisee's financial records, books, tax returns, and other accounting records within three (3) years of the Effective Date of Termination.

         20.15 In the event of termination for any default by Franchisee hereunder, the extent of all damage which Franchisor has suffered by virtue of such default shall be and remain a lien in favor of Franchisor against any and all the personal property, machinery, fixtures and equipment owned by Franchisee on the Outlet premises at the time of such default.

         20.16 Termination of this Agreement shall not affect the rights of Franchisee to operate ZAP Electric Vehicle Outlets in accordance with the terms of any other Franchise Agreements until and unless such other Franchise Agreements, or any of them, are terminated in accordance with their terms. Notwithstanding the foregoing, termination of this Agreement or any uncured default hereunder constitutes grounds for termination of the Area Development Agreement, if same is in effect at the time of said termination or uncured default.

         20.17 No right or remedy herein conferred upon or reserved to Franchisor is exclusive or any other right or remedy herein granted or by law or equity provided or permitted, but each shall be cumulative of every other right or remedy given hereunder.

         20.18 Nothing contained herein shall be deemed to relieve Franchisee of any obligations or responsibilities or liabilities incurred by Franchisee during the term of this Agreement or any renewals hereof, and which obligations, responsibilities or liabilities shall survive the termination, expiration or non-renewal of this Agreement.

                                   ARTICLE XXI

                       COMMENCEMENT AND HOURS OF OPERATION

Franchisee recognizes that continuous and daily operations of the Outlet is essential to the adequate promotion of Franchisee's Outlet. Franchisee or his/her designated manager shall be personally available to operate the Outlet from 7 a.m. to 8 p.m. Monday through Saturday


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

and from 9 a.m. to 8 p.m. on Sunday, or as required by any lease or sublease if different, or as dictated by local trade custom, except where prohibited or otherwise regulated by governmental authority, including any state or local licensing authority and shall otherwise conduct the business in accordance with generally accepted business standards. These requirements may be changed by Franchisor from time to time upon reasonable notice to Franchisee.

                                  ARTICLE XXII

                           TRANSFERABILITY OF INTEREST

         22.1 The Franchisor shall have the right to transfer or assign all or any part of its rights or obligations herein to any person or legal entity, provided such person or legal entity agrees to be bound by all of the terms and conditions set forth herein and agrees to assume same.

         22.2 Franchisee understands and acknowledges that the rights and duties set forth in this Agreement are personal to Franchisee, and that the Franchisor has granted this franchise in reliance on Franchisee's business skill, financial capacity, and personal character. Accordingly, neither Franchisee nor any immediate or remote successor to any part of Franchisee's interest in this franchise nor any individual, partnership, corporation, or other legal entity which directly or indirectly controls Franchisee shall sell, assign, transfer, convey, give away, pledge, mortgage, or otherwise encumber any interest in this franchise or in any legal entity which directly or indirectly owns this franchise without the prior written consent of the Franchisor, which consent shall be subject to the conditions precedent, but which will not be unreasonably withheld; provided, however, that the Franchisor=s prior written consent shall not be required for a transfer of less than a five percent (5%) interest in a publicly-held corporation. A publicly-held corporation is a corporation registered under the Securities Exchange Act of 1934. Any purported assignment or transfer, by operation of law or otherwise, not having had written consent of the Franchisor required by this Article XXII shall be null and void and shall constitute a material breach of this Agreement, for which the Franchisor may then terminate without opportunity to cure pursuant to Article XIX of this Agreement.

         22.3 The Franchisor shall not unreasonably withhold its consent to a transfer of any interest in Franchisee or in this franchise; provided, however, that if the transfer, alone or together with other previous, simultaneous, or proposed transfers, would have the effect of transferring a controlling interest in the Outlet, either directly or indirectly, the Franchisor may, in its sole discretion, require all of the following as conditions precedent to its approval:


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

                  A. All of Franchisee's monetary obligations to Franchisor, to affiliates, subsidiaries, landlord, vendors and all suppliers shall have been satisfied;

                  B. Franchisee is not in default of any provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee and Franchisor;

                  C. The transferor shall have executed a general release, in a form satisfactory to the Franchisor, of any and all claims against the Franchisor and its officers, directors, principal shareholders, and employees, in their corporate and individual capacities, including without limitation, claims arising under federal, state and local laws, rules, and ordinances, provided however, that all rights enjoyed by the transferor and any causes of action arising in its favor from the provisions of this Agreement shall not be released except to the extent identified in the release.

                  D. The transferee shall, at Franchisor's option, either (i) enter into a written assignment under seal and in a form satisfactory to the Franchisor, assuming and agreeing to discharge all of Franchisee's obligations for the balance of the term of this Agreement; and if the obligations of the Franchisee were guaranteed by the transferor, the transferee, has the option to continue operating under the Franchise Agreement or shall guarantee the performance of all such obligations in writing in a form satisfactory to the Franchisor, or (ii) the transferee shall execute (and/or, upon the Franchisor's request, shall cause all interested parties to execute) for a full new term, the then-current standard form of Franchise Agreement and other ancillary agreements shall as the Franchisor may require for the Outlet, which agreements supersede this Agreement in all respects and the terms of which agreements may differ from the terms of this Agreement; including but not limited to the increase in the CMSF, Advertising Fee, and Proprietary Products fees then being paid by all new franchisees entering the System.

                  E. The transferee shall demonstrate to the Franchisor=s reasonable satisfaction that it meets the Franchisor=s managerial and business standards; possesses a good moral character, business reputation, and credit rating; has the aptitude and ability to conduct the business franchised herein (as may be evidenced by prior related business experience or otherwise); and has adequate financial resources and capital to operate the business;

                  F.  At  the  transferee=s   expense,  the  transferee  or  the
transferee's manager shall complete any training programs then in effect for all new franchisees entering the System;


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

                  G. At the transferee's expense, the transferee shall upgrade, renovate or remodel the Outlet to conform to the standards then prescribed by the Franchisor of all Outlets under the System, and shall complete such upgrading and other reasonable remodeling or refurbishing requirements within the time reasonably specified by the Franchisor;

                  H. Franchisee shall remain liable for all of the obligations to the Franchisor in connection with the Outlet prior to the effective date of the transfer and shall execute any and all instruments reasonably requested by the Franchisor to evidence such liability.

                  I. Except in the case of a transfer to a corporation formed solely for the convenience of ownership, a transfer fee equal to twenty-five percent (25%) of the initial fee then being charged to new franchisees shall have been paid by the transferee to the Franchisor to cover the Franchisor's administrative, training and other expenses incurred in connection with the transfer.

                  J. Franchisee shall comply with Article XXV hereof, subsequent to the transfer or sale.

         22.4 Franchisee acknowledges and agrees that each of the foregoing conditions which must be met by the transferee are necessary to assure such transferee's full performance of the obligations hereunder.

         22.5 In the event Franchisee wishes to form a corporation after this Agreement is executed, solely for the convenience of ownership, the following requirements shall also apply to Franchisee:

                  A.  Franchisee's   newly  formed  corporation  shall  be  duly
organized and its charter shall at all times provide that its activities are confined exclusively to operating the Franchised Business.

                  B. Copies of Franchisee's Articles of Incorporation, Bylaws, and other governing documents, and any amendments thereto, including the resolutions of the Board of Directors authorizing entry into this Agreement, shall be delivered promptly to the Franchisor.

                  C. All stock certificates of such corporation bear the following legend, which shall be printed legibly and conspicuously on the face of each such stock certificate:


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

                         "The transfer of this stock  certificate  is subject to
the terms and conditions of a certain Franchise Agreement entered into with ZAP Power Systems dated __________________, 19___."

                  D. Franchisee shall maintain a current list of all owners of record and all beneficial owners of any class of voting stock of Franchisee and shall furnish the list to the Franchisor upon request. In the event that the Franchisee is an individual who is transferring this franchise to a corporation solely for the convenience of ownership, said Franchisee shall own at least the majority of equity and voting stock in such corporation.

                  E. All shareholders or general partners of Franchisee shall jointly and severally guarantee Franchisee's performance hereunder and shall bind themselves to the terms of this Agreement, by executing a Transfer of Franchise to a corporation form, if the Franchisee is an individual who is then forming the corporation solely for the convenience of ownership, provided, however, that the Requirements of this Section 22.5 E. shall not apply to a publicly-held corporation.

                  F. In no event shall the formation of the corporation relieve the individual Franchisee from his or her personal liability under this Agreement.

         22.6 Securities of the Franchisee may not be offered to the public without the prior written consent of the Franchisor. All registration materials required for such offering by federal or state law shall be submitted to the Franchisor for review prior to their being filed with any government agency and any materials to be used in any exempt offering shall be submitted to the Franchisor for review prior to their use. No public offering by Franchisee shall imply (by way of Proprietary Rights or otherwise) that the Franchisor is participating in an underwriting, issuance or public offering of Franchisee's or the Franchisor's securities, and the Franchisor's review of any offering shall be limited solely to the subject of the relationship between Franchisee and the Franchisor. Franchisee and the other participants in the registration must fully indemnify the Franchisor in connection with the registration. For each proposed public offering, Franchisee shall reimburse the Franchisor for its reasonable costs and expenses associated with reviewing the proposed offering, including, without limitation, legal and accounting fees. Franchisee shall give the Franchisor at least sixty (60) days prior written notice prior to the effective date of any public offering, or other transaction covered by this Section 22.6.

                  22.7 Any party holding any interest in Franchisee or in this franchise and who desires to accept any bona fide offer from a third party to purchase such interest shall first notify the Franchisor in writing of each such offer, and the Franchisor shall have


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

the right and option, exercisable within fifteen (15) days after receipt of such written notification, to send written notice to the Franchisee that the Franchisor intends to purchase the Franchisee's interest on the same terms and conditions offered by the third party. Any material change in the terms of any offer prior to closing shall constitute a new offer subject to the same rights of first refusal by the Franchisor as in the case of an initial offer. Failure of the Franchisor to exercise the option afforded by this Section 22.7 shall not constitute a waiver of any other provision of this Agreement, including all of the requirements of this Article XXII, with respect to a proposed transfer and all requirements with respect thereto.

         22.8 In the event the consideration, terms and/or conditions offered by a third party are such that the Franchisor may not reasonably be required to furnish the same consideration, terms, and/or conditions, then it may purchase interest in the Outlet proposed to be sold for the reasonable equivalent in cash. If the parties cannot agree, within a reasonable time, on the reasonable equivalent in cash of the consideration, terms and/or conditions offered by a third party, an independent appraiser shall be designated by the parties and his determinations shall be binding on both.

         22.9 In the event that a proposed transfer is between any two individuals or entities holding any interest in Franchisee as of the date of this Agreement, or in the event that the proposed transferee is the spouse, son, daughter, or heir of any individual who seeks to transfer any interest in Franchisee, the Franchisor shall not have any right of first refusal as provided in this Section.

         22.10 In the event of the death or incapacity of an individual Franchisee, or any principal owner owning fifty percent (50%) or more of the equity of Franchisee, the heirs, beneficiaries, devisee or legal representatives of said individual or principal owner shall, within one hundred eighty (180) days of such event:

                  A. Apply to Franchisor for the right to continue to operate the Franchise for the duration of the term of the Agreement and any renewals hereof, which right shall be granted upon the fulfillment of all of the conditions set forth in Article XXI of this Agreement (except that no transfer fee shall be required); or

                  B. Sell, assign, transfer, or convey Franchisee's interest in compliance with the provisions of Article XXI of this Agreement; provided however, in the event a proper and timely application for the right to continue to operate has been made and rejected, the one hundred eighty (180) days to sell, assign, transfer or convey shall be computed from the date of said rejection. For purposes of this section, Franchisor's silence on an application made pursuant to Section 21.10.A though the one hundred eighty days


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

(180) days following the event of death or incapacity shall be deemed a rejection made on the last day of such period.

         22.11 In the event of the death or incapacity of an individual Franchisee, or any principal owner described in paragraph 22.10 above, where the aforesaid provisions of Article XXII have not been fulfilled within the time provided, all rights licensed to Franchisee under this Agreement shall, at the option of Franchisor, terminate forth-with and automatically revert to Franchisor.

         22.12 The Franchisor's consent to a transfer of any interest in the franchise granted herein shall not constitute a waiver of any claims it may have against the transferring party, nor shall it be deemed waiver of the Franchisor's right to demand exact compliance with any of the terms of this Agreement by the transferee.

         22.13 Franchisee acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the franchise, the System and the Proprietary Rights, as well as ZAP's excellent reputation and image, and are for the protection of Franchisor and its franchisees. Any assignment or transfer permitted by this Article XXII shall not be effective until Franchisor receives a completely executed copy of all transfer documents, and Franchisor issues its consent in writing thereto.

         22.14 Franchisee shall not, without the prior written consent of Franchisor place in, on or upon the Outlet or in any communication media, any form of advertising relating to the sale of the business franchised or the rights granted hereunder. Further, in the event Franchisor shall procure a purchaser for Franchisee (or any principal owner), in addition to all other fees payable hereunder in connection with the transfer, Franchisee or the assignee shall pay Franchisor a commission equal to ten percent (10%) of the total purchase price payable by the purchaser.

         22.15 Notwithstanding anything to the contrary above or herein, it is contemplated that Franchisee, in connection with the initial financing of the establishment of Franchisee's Outlet, its business and operations, maybe required to provide a bank or financial institution with a security interest in substantially all of its assets, including a pledge of this Agreement and Franchisee's common stock or other equity. Franchisor will not have a right of first refusal in connection with Franchisee's giving of such security interest. Further, Franchisor's consent to the giving of such security interest and/or pledge will be granted so long as Franchisee is in compliance with this Agreement as well as its other agreements with Franchisor, if any, the security interest in the assets of the Outlet is given in order to facilitate the financing of the development of such Outlet or other Outlets of Franchisee and subject to the following:


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         In connection with any pledge of this Agreement,  any lease (or similar agreement) in respect of any premises for the Outlet and/or the stock or other equity of Franchisee, Franchisee's bank or financial institution must agree to the reasonable satisfaction of Franchisor that: (i) it will notify Franchisor reasonably promptly of any defaults by Franchisee of any of Franchisee's obligations in connection with any loan made to Franchisee; (ii) if it seeks to reassign or transfer the stock or other equity of Franchisee and/or Franchisee's interest in this Agreement or the business conducted hereunder to a third party,
such  third  party  must  meet   Franchisor's  then  current  criteria  for  its
franchisees  to  Franchisor's   satisfaction   (but  Franchisor  shall  exercise
reasonableness in making this determination) and the other conditions set forth herein in connection with obtaining Franchisor=s consent to an assignment or transfer shall apply; and (iii) if, regarding the premises for the Outlet, Franchisee must give it a security interest in the lease for such premises, then; (a) such security interest must be given solely to facilitate the development of that or another Outlet of Franchisee (or its affiliate); and (b) the bank or financial institution must agree, with respect to such lease to furnish Franchisor with a right of first refusal (exercisable on not less than thirty (30) days written notice to Franchisor) to take over the lease by agreeing to be bound by the original terms and conditions thereof.

                                  ARTICLE XXIII

                 OPERATION IN THE EVENT OF ABSENCE OR DISABILITY

         In order to prevent any interruption of the Franchised Business which would cause harm to said business and thereby depreciate the value thereof, Franchisee authorizes the Franchisor, which may, if it so chooses, in the event that Franchisee abandons or is absent or incapacitated by reason of illness for a period in excess of three (3) consecutive business days, and is not, therefore, in the sole judgment of the Franchisor, able to operate the Franchised Business hereunder, to operate said business for so long as the Franchisor deems necessary and practical and without waiver of any other rights or remedies the Franchisor may have under this Agreement. All monies received from the operation of the business during such period of operation by the Franchisor shall be kept in a separate account and the expenses of the business, including reasonable compensation and expenses for the Franchisor's representative, shall be charged to said account. If, as herein provided, the Franchisor temporarily operates for Franchisee the business licensed herein, Franchisee agrees to indemnify and hold harmless the Franchisor and any representative of the Franchisor who may act hereunder from any and all acts which the Franchisor may perform in regard to the interests of Franchisee or any third party. This remedy shall be cumulative to any other remedy available to the Franchisor.


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

                                  ARTICLE XXIV

                               RISK OF OPERATIONS

         Franchisee recognizes that there are many uncertainties in this business and therefore, Franchisee agrees and acknowledges that, except as specifically set forth in this Agreement, no representations, warranties, guaranties or agreements have been made to Franchisee, either by the Franchisor or by anyone acting on its behalf or purporting to represent it, including, but not limited to, the prospects for successful operations, the level of business or profits that Franchisee might reasonably expect to achieve, the desirability, profitability or expected traffic volume of the ZAP Electric Vehicle Outlet franchised hereby, whether or not the Franchisor assisted Franchisee in the selection of the location of the Outlet. Franchisee hereby acknowledges that all such factors are necessarily dependent upon variables which are beyond the Franchisor's control, including, without limitation, the ability, motivation, amount and quality of effort expended by Franchisee. Franchisee therefore releases the Franchisor, its subsidiary or affiliated corporations, officers, directors, affiliates and employees from any and all claims, suits and liability relating to the operation of Franchisee's Outlet including, but not limited to, the results of its operation, except to the extent that the same is predicated on the breach of a specific written obligation of the Franchisor contained in this Agreement.

                                   ARTICLE XXV

                         TAXES, PERMITS AND INDEBTEDNESS

         25.1 Franchisee shall promptly pay, when due, all taxes and assessments against the premises, inventory, and the equipment used in connection with Franchisee's business, and all liens and encumbrances of every kind or character created or placed upon or against any of said property, and all accounts and other indebtedness of every kind incurred by Franchisee in the conduct of said business.

         25.2 Franchisee shall comply with all applicable federal, state and local laws, rules and regulations; and shall timely obtain, maintain and renew any and all permits, certificates, or licenses necessary for the full and proper conduct of the business under this agreement including, without limitation operating licenses, licenses to business, fictitious name registrations and sales tax permits, as applicable.

         25.3 Franchisee shall notify Franchisor in writing within five (5) days of the commencement of any action, suit or proceeding, and of the issuance of any order, writ,


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injunction,   award  or  decree  of  any  court,   agency   other   governmental
instrumentality which may adversely affect the operation or financial condition of the Franchised Business.

                                  ARTICLE XXVI

                        NON-COMPETITION; CONFIDENTIALITY

         26.1 Franchisee, and persons controlling, controlled by or under common control with Franchisee, acknowledge that pursuant to this Agreement, they will receive valuable training and confidential information, including, without limitation, information regarding the promotional, operational sales and marketing methods and techniques of the Franchisor and the System, and accordingly covenant that during the term of this Agreement, except as otherwise approved in writing by the Franchisor, the Franchisee and persons controlling, controlled by or under common control with Franchisee will not, either directly or indirectly, for himself, herself, or through, on behalf of, or in conjunction with any person, persons or legal entity:

                  A. Divert or attempt to divert any business or customer of the business franchised under this Agreement to any competitor, or to any other Outlet operation, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the good will associated with the Franchisor's Proprietary Rights and the System;

                  B. Employ or seek to employ any person who is at that time employed by the Franchisor or by any other franchisee, or otherwise directly or indirectly induce or seek to induce such person to leave his or her employment thereat; or

                  C. Own, maintain, advise, help, invest in or make loans to, be employed by, engage in, or have any interest in any business (including any business operated by the Franchisee prior to entry into the Agreement) specializing in whole or in part, in operating any Outlet, electric vehicle business, store or facility which sells electric vehicles or related products as the franchisee of the System.

         26.2 The Franchisee and persons controlling, controlled by or under common control with Franchisee, covenant that except as otherwise approved in writing by the Franchisor, the Franchisee will not, for a continuous uninterrupted period commencing upon the expiration or termination of this Agreement, regardless of the cause for termination, or upon transfer of the Outlet, and continuing for two (2) years thereafter (and, in the case of any violation of this covenant, for two (2) years after the violation ceases), either directly or indirectly, for himself, or herself, or through, on behalf of or in


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

conjunction with any persons, partnership or corporation, own, maintain, advise, help, invest in, make loans to, be employed by, engage in or have any interest in any business specializing, in whole or in part in operating any Outlet, business, store or facility which sells electric bicycles, tricycles and vehicles or related products and/or similar Proprietary Products as the franchisees of the System, which is located:

         A. Within a radius of ten (10) miles of the location of the Outlet.

                                  ARTICLE XXVII

                          MODIFICATION OF THE AGREEMENT

         This Agreement cannot be modified unless by the written agreement of the Franchisor and Franchisee.

         The Operations Manual may be modified by the Franchisor and such change shall be binding on the Franchisee.

                                 ARTICLE XXVIII

                                ENTIRE AGREEMENT

         This   Agreement  is  the  entire   agreement  of  the  Franchisor  and
Franchisee. All previous written or verbal agreements are merged herein and only the terms hereof are binding.

                                  ARTICLE XXIX

                               DISPUTE RESOLUTIONS

         Initially all claims and controversies of any kind relating to this Agreement shall be submitted to mediation pursuant to the services of an
established   mediation   services  with  the  venue  being  in  San  Francisco,
California.

         In the event the matter cannot be disposed by mediation, all claims and controversies of any kind relating to this Agreement shall be finally settled by arbitration before a single arbitrator in San Francisco, in accordance with rules then obtaining of the American Arbitration Association. Said arbitration shall be subject to the laws of the State of California and all parties to this Agreement shall be bound by the decision in any such arbitration. Judgment upon such arbitration may be entered by any court of proper


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

jurisdiction. In any such arbitration, the arbitrators: (i) shall apply the provisions of this Agreement with varying therefrom in any respect, and they shall not have the power to add to, modify or change the provisions of this Agreement; (ii) shall make specific written findings of fact or law; and (iii) shall apply the law of California to all substantive issues of law. The foregoing shall not preclude the parties from seeking injunctive relief or other equitable relief from any court of proper jurisdiction pending the outcome of any arbitration.

         Attorneys fees and costs shall be allocated by agreement in mediation and by the arbitrators in arbitration. In the event of injunctive relief, the prevailing party shall be entitled to reasonable attorney's fees and costs.


                                   ARTICLE XXX

                                 EFFECTIVE DATE

         This Agreement shall be effective as of the date it is executed by ZAP Power Systems.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.

WITNESS:                                    ZAP POWER SYSTEMS

_______________________________             By: ________________________________

Date: _________________________             Date: ______________________________


WITNESS:                                    FRANCHISEE:

_______________________________             By: ________________________________

Date: _________________________             Date: ______________________________


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


                                    EXHIBIT A

                                 GEOGRAPHIC AREA

The following describes the geographic area within which Franchisee will locate the Outlet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                       (Refer to Section 1.1 of Agreement)




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                                    EXHIBIT B

                                 OUTLET LOCATION

The following is the address of Franchisee's Outlet.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                       (Refer to Section 1.1 of Agreement)




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                                    EXHIBIT C

                         AREA OF PRIMARY RESPONSIBILITY

The following describes the area within which the Franchisor will not establish or operate a company owned Outlet or grant franchises to others to operate any Outlet under the System:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






                      (Refer to Section 1.1 of Agreement)



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


                                    EXHIBIT D

                UNDERTAKING TO FIND SUITABLE LOCATION (180 DAYS)

ZAP Power Systems (hereinafter "Franchisor") and ___________________ (hereinafter "Franchisee") have this date _____________, l9___, entered into a certain Franchise Agreement (hereinafter "Agreement") and desire to supplement terms, as set forth below. The parties hereto agree as follows:

A. Site Location

         Within one hundred and eighty (l80) days after execution of this Addendum, Franchisor shall acquire, by lease or sublease, at Franchisee's expense and subject to Franchisor's approval as hereinafter provided, a location for the Franchised Business. Such location shall be within the following geographic area (which is described solely for the purpose of selecting a site for the Franchised Business):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Guidelines and Evaluation

         In connection with Franchisee's selection of a site for the Franchises Business, the Franchisor shall furnish to Franchisee the following:

         l. Site selection guidelines, and such site selection, counseling and assistance as the Franchisor may deem advisable.

         2. Such site evaluation as Franchisor may deem advisable in response to Franchisee's request for site approval.

C. Site Approval

         Prior to the acquisition by lease or purchase of any proposed location for the Franchised Business, Franchisee shall submit to the Franchisor, in the form specified by Franchisor, a description of the proposed location, a market feasibility study for the proposed location, and such other information or materials as Franchisor may reasonably require, together with a letter of intent or other evidence satisfactory to Franchisor which confirms Franchisee's favorable prospects for obtaining the proposed location. Recognizing that time is of the essence, Franchisee agrees that it must submit such


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


information and material for the proposed location to Franchisor for its approval no later than _____________ (__) days after the execution of the Franchise Agreement. Franchisor shall have ______________(__) days after receipt of such information and materials from Franchisee to approve or disapprove, in its sole discretion, the proposed location as the location for the Franchised Business. The proposed location shall not be deemed approved unless written notice of approval is given to Franchisee by Franchisor.

D. Pre-Approved Site

         If at the time of execution of this Franchise Agreement, the Franchisee has already obtained Franchisor's approval of a location for the Franchised Business, Franchisee shall not be required to comply with Paragraphs A through C hereof, but shall comply with all provisions of this Addendum and the Franchise Agreement.

E. Lease Provisions

         The lease, if any, for the premises of the Franchised Business, shall be submitted to Franchisor for its written approval prior to execution by Franchisee and the lessor, and shall contain the following terms and conditions:

         l . That the premises shall be used only for the operation of the business franchised hereunder.

         2. That the landlord has examined Franchisor's standard design concepts and consents to Franchisee's use of such Property Marks and signage as Franchisor may prescribe for the Franchised Business.

         3. That the landlord agrees to furnish Franchisor with copies of any and all letters and notices sent to Franchisee pertaining to the lease and premises, at the same time such letters and notices are sent to Franchisee.

         4. Franchisee may not sublease or assign all or any part of its occupancy rights, or extend the term of or renew the lease, without Franchisor's prior written consent.

         5. That Franchisor shall have the right to enter the premises to make any modification necessary to protect Franchisor's Proprietary Marks or to sure any default under the lease or under this Agreement.


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

         6. That Franchisor shall have the option to assume Franchisee's occupancy rights, and the right to sublease, for all or any part of the remaining term, Franchisee's default or termination under such lease or under this Agreement, without Landlord's consent.

         7. That Franchisor shall be furnished a copy of the executed lease, including all attachments thereto and related agreements, if any, within five
(5) days after its execution, and no change or amendment to such lease affecting the above terms and conditions shall be effective without Franchisor's prior approval.

F. Relocation

         Upon Franchisor's approval of a location for the Franchised Business, or upon execution of this Agreement, whichever occurs earlier, the street address of the approved location of the Franchised Business shall be recorded and shall be attached as Exhibit "A" to this Franchise Agreement. Franchisee shall not relocate the Franchised Business without the prior written consent of Franchisor.

G. Designs

         Franchisor shall make available at no charge to Franchisee standard conceptual designs for the exterior and interior appearance and layout of the Franchised Business, and lists of required or approved fixtures, furnishings, and signs. Franchisor shall also provide Franchisee with specifications for equipment, supplies, and inventory necessary to establish and operate the Franchised Business.

H. Plans

         Before  commencing any construction or improvements upon the Franchised
Business,   Franchisee,   at  its  expense,   shall  comply,   to   Franchisor's
satisfaction, with all of the following requirements:

         l. Franchisee shall employ an architect to prepare detailed plans and specifications for construction or leasehold improvement of the Franchised Business and, Franchisee shall submit to Franchisor a copy of Franchisee's agreement with the architect.

         2. Franchisee shall submit to Franchisor, for Franchisor's approval, detailed plans and specifications adapting Franchisor's standard conceptual designs to Franchisee's location and to local and state laws, regulations, and ordinances. When approved by Franchisor, such plans and specifications shall not thereafter be changed or modified without the prior written consent of Franchisor.

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


         3. Franchisee shall employ a qualified general contractor to supervise construction or leasehold improvements of the Franchised Business and Franchisee shall submit to Franchisor a copy of Franchisee's agreement with the general contractor and copies of agreements with subcontractors working on the premises, if any.

         4. Franchisee shall obtain all necessary building, zoning, sign and construction permits, as well as insurance required under Article XVI of the Franchise Agreement, and shall certify in writing to Franchisor that all such permits and insurance have been obtained.

I. Construction

         Franchisee shall commence construction or leasehold improvements (hereinafter "Construction") of the Franchised Business within ___________(__) days after Franchisee executes this Addendum, executes a lease, or obtains the right to possession of the premises, whichever occurs latest. Franchisee shall provide written notice to Franchisor of the date construction of the Franchised Business commences within __________(__) days after commencement. Franchisee shall maintain continuous construction of the Franchised Business premises and shall complete construction, including all exterior and interior carpentry, electrical, painting and finishing work, and installation of all furnishings, fixtures, equipment, and signs, in accordance with the approved plans and specifications at Frachisee's expense, within __________ (__) months after commencement (exclusive of time lost by reason of strikes, lockouts, fire and other casualties and acts of God). Each week during the construction period, Franchisee and Franchisee's architect or general contractor shall certify in writing to Franchisor that all work is proceeding on schedule, and in accordance with the approved plans and specifications and all applicable laws, regulations, ordinances and restrictive covenants. Franchisee further agrees that Franchisor and its agents shall have the right to inspect the construction at all reasonable times.

J. Permits and Approvals

         Before or upon completion of construction, Franchisee shall obtain, and shall furnish to Franchisor copies of all necessary permits, approvals and certificates required for occupancy of the premises and operation of the Franchised Business. Franchisee shall obtain Franchisor's approval for opening and shall open the Franchised Business within __________(__) months after the date of commencement of construction.


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


K. Time of Essence

         Franchisee and Franchisor agree that time is of the essence in Franchisee's performance of its obligations hereunder. Any failure by Franchisee to meet the time limits imposed under this Addendum shall constitute a default under Section 19.2 of the Agreement, for which Franchisor may terminate this Agreement upon notice to Franchisee.

L. Effect of Franchise Agreement

         This addendum shall be considered an integral part of the Agreement between the parties hereto, and the terms of this Addendum shall be controlling with respect to the subject matter hereof. Except as modified or supplemented by this Addendum, the terms of the Agreement are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have duly executed sealed and delivered this Addendum in triplicate on the day and year first above written.

                                            ZAP POWER SYSTEMS

_________________________           By: _________________________
Witness

_________________________           By: _________________________
Witness                                        Franchisee


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


                                    EXHIBIT E

                  AGREEMENT AND CONDITIONAL ASSIGNMENT OF LEASE

This Agreement and Conditional Assignment of Lease ("Agreement") is made of this ___ day of __________, l9___, by and among the following parties:

LESSOR:  _________________________

         _________________________

         _________________________


LESSEE:  _________________________

         _________________________

         _________________________


FRANCHISOR:       ZAP Power Systems
                  117 Morris Street
                  Sebastopol, CA 95472
RECITALS:

         WHEREAS, Under the terms of the Lease Agreement attached hereto as Exhibit A, Lessor has agreed to lease to Lessee certain premises (the "Premises") located at the following street address:

         WHEREAS, Franchisor has accepted the Premises as a suitable location for Lessee's Outlet, subject to the provisions of the Franchise Agreement and further subject to the terms and conditions set-for therein.

         WHEREAS, THEREFORE, in consideration of the mutual covenants herein contained other good and valuable consideration, including the acceptance by Franchisor of the Premises as a location for a ZAP Electric Vehicle Outlet, the parties hereby agree as follows:

1. Use of Premises

         Lessee shall use the Premises only for the Operation of a ZAP Electric Vehicle Outlet pursuant to its Franchise Agreement with franchiser and for no other purposes whatsoever.


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


2. Signage, Etc.

         Lessor hereby consents to Lessee's use and display on the Premises of such exterior and interior signs, posters, promotional materials, and equipment, furnishings, and decor as are currently required by Franchisor pursuant to the Franchise Agreement. In the event that such requirements are changed in the future, Lessor agrees that it will not unreasonably withhold its consent to Lessee's compliance with such changes. In the event that local ordinances or zoning requirements prohibit the use of the Franchisor's standard signage, Franchisor will not unreasonably withhold its consent to the modification of its standard signage to comply with such requirements.

3. Notices

         Lessor agrees to furnish Franchisor copies of any and all letters and notices to Lessee pertaining to any default by Lessee under the Lease at the same time and in the same manner as any such notice is sent to Lessee. Lessee agrees to furnish Franchisor prompt written notice of ally and all amendments, waivers, extensions, renewals or other modifications of the Lease. All notices hereunder shall be mailed or delivered to the addresses set forth above, unless changed from time to time by any party through written notice mailed or delivered to the other parties.

4. Assignment

         Lessor hereby acknowledges that Lessee has agreed under the Franchise Agreement that, in the event of termination or expiration of the Franchise Agreement or Lessee's default under the Lease, Lessee shall, at Franchisor's option, assign to Franchisor any and all interests of Lessee in the Lease, including any rights to renew the Lease or to sublease the Premises; and Lessor hereby consents to such assignment, sublease the Premises; and Lessor hereby consents to such assignment, subject to the following conditions:

         (A) Franchisor shall notify Lessor in writing within thirty (30) days after termination or expiration of the Franchise Agreement or Frachisor's receipt of any notice or default by Lessee under the Lease if Franchisor elects to accept assignment of the Lease; Franchisor's failure to accept assignment of the Lease upon any default of Lessee under the Lease shall not be deemed a waiver of Franchisor's future right to accept such assignment in the event of any future default by Lessee;


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

         (B) If Franchisor elects to accept assignment of the Lease, Franchisor shall take possession of the Premises within thirty (30) days after notice of such election to Lessor, and Franchisor shall commence payment of rent upon taking possession of the Premises;

         (C) If Franchisor elects to accept assignment of the Lease, Franchisor shall take possession of the Premises within thirty (30) days after notice of such election to Lessor, and Franchisor shall commence payment of rent upon taking possession of the Premises;

         (D) Nothing herein shall affect Lessor's right to recover from Lessee any and all amounts due under the Lease or to exercise any rights of Lessor against Lessee as provided under the Lease.

5. Assignment to Third Party

         At any time after giving notice of its election to accept assignment of the lease, Franchisor may request to assign its lease, or sublease the Premises, to a third party. Lessor agrees not to unreasonably withold its consent to any such assignment or sublease on the same terms as the Lease; provided however, that if Lessor refuses to consent to such assignment or sublease by Franchisor, Franchisor shall have no further obligations thereunder.

6. Entry of Franchisor

         Lessor and Lessee hereby acknowledge that Lessee has agreed under the Franchise Agreement that Franchisor and its employees or agents shall have the right to enter the Outlet operated by Lessee at the Premises at any time during business hours for the purpose of conducting inspections, protecting Franchisor's Proprietary Marks, and correcting deficiencies of Lessee. Lessor and Lessee hereby agree not to interfere with or prevent such entry by Franchisor, its employees or agents.

7. De-Identification

         Lessor and Lessee hereby acknowledge that in the event the Franchise Agreement expires or is terminated, Lessee is obligated under the Franchise Agreement to take certain steps to de-identify the location as a "ZAP Electric Vehicle Outlet" operated by Lessee. Lessor agrees to cooperate fully with Franchisor in enforcing such provisions of the Franchise Agreement against Lessee, including allowing Franchisor, its employees and agents to enter and remove signs, decor and materials bearing or displaying any marks, designs or logos of Franchisor; provided, however, that Lessor shall not be required to bear any expenses thereof. Lessee agrees that if Lessee fails to de-identify the Premises promptly upon termination or expiration as required under the Franchise Agreement, Franchisor may cause all required de-identification to be completed at Lessee's expense.

8. General Provisions

         (A) This Agreement shall be binding upon the parties hereto and their successors, assigns, heirs, executors, and administrators. The rights and obligations herein contained shall continue notwithstanding changes in the persons or entities that may hold any leasehold or ownership in the land or building. Any party hereto may record this agreement or a memorandum hereof.

         (B) Any party hereto may seek equitable relief, including without limitation injunctive relief or specific performance, for actual threatened violation or nonperformance of this Agreement by any other party. Such remedies shall be in addition to all other rights provided for under this or other agreements between any of the parties. The prevailing party in any action shall be entitled to recover its legal fees together with court costs and expenses of litigation.

         (C) Nothing contained in this Agreement shall affect any term or condition in the Franchise Agreement between Lessee and Franchisor. Nothing herein shall be deemed to constitute a guaranty or endorsement by Franchisor of the terms and conditions of the Lease between Lessor and Lessee. In the event that Franchisor, in its sole discretion, determines not to accept assignment of the Lease as permitted hereunder, neither Lessor nor Lessee shall have any claims against Franchisor. No terms or conditions contained in the Lease shall be binding on Franchisor unless and until it elects to accept assignment of the Lease hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

WITNESS:                            LESSOR:

---------------------------------   ---------------------------------


WITNESS:                            LESSEE:

---------------------------------   ---------------------------------


FRANCHISOR: ZAP POWER SYSTEMS

By: _____________________________  Title: ___________________________


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

                                    EXHIBIT F

                               MINIMUM SALES QUOTA

This Agreement shall automatically renew for a period of one year in the event that Franchisee meets the Minimum Sales Quotas, as determined on a cumulative average basis (the "Cumulative Average"), in each respective year as set forth below.

         1. Year One. Net Sales in excess of one hundred twenty-five thousand dollars ($125,000).

         2. Year Two. Net Sales in excess of two hundred thousand dollars ($200,000).

         3. Year Three and thereafter. Net Sales in excess of two hundred fifty thousand dollars ($250,000).


Net Sales are defined as Gross Sales less returns and allowances and applicable sales tax.

Example: Assume Franchisee has Net Sales of $100,000 in Year One. This means that the Franchisee does not meet the Minimum Sales Quota for Year One, and Franchisor can terminate the franchise relationship pursuant to Article II of the Franchise Agreement. However, assuming Franchisor decides to extend the term of the Franchise Agreement (pursuant to Article II) despite Franchisee's failure to meet the Minimum Sales Quota for Year One, and assuming further that Franchisee has Net Sales of $350,000 in Year Two, then the Cumulative Average for Years One and Two is $225,000 ($100,000 + $350,000 = $450,000 divided by 2).
In this case, Franchisee does meet the Minimum Sales Quota for Year Two because the Cumulative Average is greater than the Minimum Sales Quota required for Year Two ($225,000 > $200,000). As a result, the term of the Franchise Agreement is automatically renewed for one year. After the third year, the Cumulative Average shall be calculated on a three-year basis, with the same right in Franchisor to terminate or extend this Agreement pursuant to Article II.


                                            --------------------------------
                                            Franchisee's Initials




                     (Refer to Article 2.1 of the Agreement)




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


                               ZAP POWER SYSTEMS

                    INFORMATION FOR PROSPECTIVE FRANCHISEES
                    REQUIRED BY THE FEDERAL TRADE COMMISSION

TO PROTECT YOU, WE HAVE REQUIRED YOUR FRANCHISOR TO GIVE YOU THIS INFORMATION. WE HAVE NOT CHECKED IT. AND DO NOT KNOW IF IT IS CORRECT. IT SHOULD HELP YOU MAKE UP YOUR MIND. STUDY IT CAREFULLY. WHILE IT INCLUDES SOME INFORMATION ABOUT YOUR CONTRACT, DO NOT RELY ON IT ALONE TO UNDERSTAND YOUR CONTRACT. READ ALL OF YOUR CONTRACT CAREFULLY. BUYING A FRANCHISE IS A COMPLICATED INVESTMENT. TAKE YOUR TIME TO DECIDE. IF POSSIBLE, SHOW YOUR CONTRACT AND THIS INFORMATION TO AN ADVISOR, LIKE A LAWYER OR AN ACCOUNTANT. IF YOU FIND ANYTHING YOU THINK MAY BE WRONG OR ANYTHING IMPORTANT THAT HAS BEEN LEFT OUT, YOU SHOULD LET US KNOW ABOUT IT. IT MAY BE AGAINST THE LAW.

THERE MAY ALSO BE LAWS ON FRANCHISING IN YOUR STATE. ASK YOUR STATE AGENCIES ABOUT THEM.

                            FEDERAL TRADE COMMISSION
                             WASHINGTON, D.C. 20580

FRANCHISE OFFERING CIRCULAR

[LOGO HERE]

                  ZAP Power Systems, a California Corporation
                               117 Morris Street
                            Sebastopol, CA 95472 USA
                           Telephone: (707) 824-4150
                           Facsimile: (707) 824-4159
                            E-mail: zap@zapbikes.com
                              Website: zapbikes.com

Brief Description of Business

The Franchisee will operate a ZAP Electric Vehicle Outlet that sells proprietary electric power bicycle kits, electric bicycles and tricycles, electric scooters, and other low-power electric transportation vehicles. The Franchisor offers franchises for single locations and multiple locations as well as zone franchises.

Payments Required

Under single and/or multiple franchises, the initial fee will be $12,500 for the first Outlet and $10,000 for each one thereafter. These franchise fees are not due until Franchisor has fulfilled and performed all of its initial obligations to the Franchisee. This sum does not include rent for the business location. Under a zone franchise, the initial development fee (representing cumulative initial franchise fees) depends upon the number of Outlets required to be opened in a given zone. The estimated initial investment required ranges from $99,500 to $158,000. Except for the prepayment of franchise fees and certain working capital funds needed to commence operations, there is no initial investment required upon execution of a zone development agreement following the opening of multiple locations.

RISK FACTORS:

1. THE FRANCHISE AND ZONE DEVELOPMENT AGREEMENTS REQUIRE THE FRANCHISEE AND DEVELOPER TO ARBITRATE ANY CLAIMS AGAINST THE FRANCHISOR ONLY IN THE COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE IN CALIFORNIA THAN IN YOUR OWN STATE.

2. THE FRANCHISE AND ZONE DEVELOPMENT AGREEMENTS STATE THAT CALIFORNIA LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

3. THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

Information comparing franchisors is available. Call the state administrators listed in Exhibit 1 or your public library for sources of information. Registration of this franchise with the state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the state authority listed on Exhibit 1.

Effective Date:______________________________, 1997


                      ZAP POWER SYSTEMS OFFERING CIRCULAR

                               TABLE OF CONTENTS

THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES ................................ 5

BUSINESS EXPERIENCE ............................................................ 6

LITIGATION ..................................................................... 7

BANKRUPTCY ..................................................................... 7

INITIAL FRANCHISE FEE .......................................................... 8

OTHER FEES ..................................................................... 9

INITIAL INVESTMENT .............................................................10

RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES ...............................13

FRANCHISEE'S OBLIGATIONS .......................................................15

FRANCHISOR'S OBLIGATION ........................................................16

TERRITORY ......................................................................22

TRADEMARKS .....................................................................23

PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION ................................25

OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION OF THE FRANCHISE BUSINESS ....25

RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL ...................................26

RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION ..........................27

PUBLIC FIGURES .................................................................31

EARNINGS CLAIMS ................................................................31

LIST OF OUTLETS ................................................................31

FINANCIAL STATEMENTS ...........................................................31

CONTRACTS ......................................................................31

RECEIPT ........................................................................32

APPENDIX 1 .....................................................................34

APPENDIX 2 .....................................................................35

EXHIBITS

1     Franchise Agreement
2     Zone Development Agreement
3     Audited Balance Sheet

                                     Item 1

                THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES

The Franchisor is ZAP Power Systems doing business as ZAP Power Systems, and will be referred to as "we", "us", "our", "Franchisor", or "ZAP" in this Offering Circular. We will refer to the person who buys the franchise as "you" or "your" throughout the Offering Circular. If you are a corporation, certain provisions of the agreement also apply to your owners and will be noted. We are a California corporation incorporated in September of 1994. We do business as "ZAP Power Systems." Our principal business address is 117 Morris Street, Sebastopol, California 95472. We do not have a predecessor company nor do we have any affiliates.

ZAP develops, manufactures and markets lightweight low-powered electric vehicles. We currently produce an electric power assist kit for bicycles and tricycles and assemble complete electric-powered bicycles and tricycles. We also distribute electric scooters. Several members of ZAP's management team have more than two decades of work in the electric vehicle and transportation industries. We franchise the right to sell ZAP Electric Vehicles and Power Kits to the public. We have no other business activities.

Each Outlet will be operated under our standard Franchise Agreement (the "Franchise Agreement"), which is attached as Exhibit I of this Offering Circular. You will be required to operate your "ZAP Electric Vehicle Outlet" (the "Outlet") according to our standards and specifications and you will have to sign our Franchise Agreement. Our Outlets sell high quality, proprietary electric vehicle products (collectively, the "Proprietary Products"), and a wide variety of non-proprietary products. Our Outlets operate under a uniform business format, consisting of methods, procedures, building designs, decor, color schemes and trade dress. This format also includes certain trademarks, service marks, logos, copyrights and commercial symbols owned by us (the
"Marks"). You will be competing with other bicycle retailers and other distributors. The market for bicycle retailers is developed in some major cities but is undeveloped in many areas. There are no regulations specific to the operation of this type of Outlet although you will be required to comply with all local, state and federal health and sanitation laws in the operation of your Outlet. There may be other laws applicable to your business and we urge you to make further inquiries about these laws.

                                     Item 2

                              BUSINESS EXPERIENCE

The following is the list of directors, principal officers and other executives who have management responsibility in the operation of our business relating to the franchises described in this Offering Circular. Each person's principal occupation and business experience during the past five years, including the names and locations of prior employers, is described below.

Managing Director Gary Starr

Mr. Starr is Managing Director for ZAP. He has been building and driving electric cars for more than 20 years. In addition to overseeing the marketing of more than 5,000 electric vehicles, Mr. Starr has invented several solar electric products and conservation devices. Mr. Starr founded U.S. Electricar's electric vehicle operations in 1983.

Mr. Starr also serves as an advisor to Zebra Motors, Inc., a designer of an electric sports car, and has been a technical advisor to UCLA's Lewis Center for Regional Policy Studies. He's been a member of the California Environmental Technology Advisory Council and has been a guest lecturer at Stanford University's Graduate School of Business.

In 1993, Mr. Starr earned a Private Industry Council Recognition Award for creating job opportunities in the Electric Vehicle industry and was named as one of the ten most influential electric car authorities by Automotive News. More recently, he was honored by the American Lung Association of San Francisco with a Clean Air Award in Technology and was recognized by U.S. Senator Barbara Boxer for his contributions towards clean air.

President and Director: James McGreen

Mr. McGreen has over 25 years experience in design, development, engineering, manufacturing and marketing. He has brought over 100 successful consumer products from conception to the mass market. He has been a pioneer in the ultralight aircraft, personal watercraft, and motorcycle racing fields. He is the founder and/or former president of Prototype Exhaust systems, Inc., McGreen Metalworking, Kanemoto Racing and McGreen Development. His commitment to electric transportation began in 1991 with successful competition in electrathon racing. He holds several records and winning times for this lightweight electric vehicle class. He has been a racer of motorcycles and has built motor parts, frames, chassis and other specialty parts for both manufacturers and other racers. Mr. McGreen has also designed and built composite racing sail boats. A skilled machinist, welder, and tool and die maker, he has designed and built nearly every kind of lightweight motorized vehicle. A prolific inventor, Mr. McGreen has filed five patents (1 granted, 2 pending, 2 expired) in the resource conservation and transportation fields.

General Manager: Andrew Hutchins

Mr. Hutchins has been involved in the retail bicycle industry since he was 11 years old when he worked for his family's retail bicycle shop. He successfully started, managed, and operated a retail bicycle store for 11 years prior to selling it for several times his initial costs. Before opening his bicycle store, Mr. Hutchins worked in the insurance industry, specializing in sales and management. Mr. Hutchins received a degree in Business Economics and Communication Studies from the University of California at Santa Barbara.

                                     Item 3

                                   LITIGATION

No material litigation involving ZAP has occurred, nor is any required to be disclosed in this Offering Circular. Furthermore, neither Franchisor, nor any individuals named in Item 2, above, is subject to any currently effective order of any national securities association or national securities exchange, as defined in the Securities Exchange Act of 1934, 15 U.S.C.A. 78a et seq., suspending or expelling such persons from membership in such association or exchange.

                                     Item 4

                                   BANKRUPTCY

No person previously identified in Items 1 or 2 of this Offering Circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code (or comparable foreign laws) in a manner required to be disclosed in this Item.

                                     Item 5

                             INITIAL FRANCHISE FEE

Single and Multiple Franchises

You must pay an initial franchise fee of $12,500 (the "Initial Franchise Fee") for the first Outlet and $10,000 for each one after the first. You must pay the full amount of the initial franchise fee when you sign the Franchise Agreement, but not until Franchisor has fulfilled and performed all of its initial obligations to the Franchisee. The Initial Franchise Fee is payable by all franchisees who buy a franchise. If within 180 days after the Franchise Agreement is signed you cannot find a suitable site for your Outlet or do not sign a lease or sublease, or obtain some type of possession rights, and if we elect to cancel the Franchise fee, then you are entitled to a refund of the Initial Franchise fee less $500.

If you wish to buy multiple franchises (with a limit of ten), you will be required to pay the Initial Franchise Fee of $12,500 in advance for each franchise. For example, if you buy six franchises, you will have to pay a total of $62,500. This fee is not refundable except as discussed above.

Zone Franchises

A Zone Developer is a person or entity who purchases at least a minimum of 10 franchises (the actual minimum number of franchises may vary from region to region) to be developed and built over a period of time. If you become a Zone Developer, you must pay us a Zone Development Fee as follows: (1) upon signing the Zone Development Agreement, but after we have fulfilled and performed all of our initial obligations with respect to your franchises, you must pay to us 100% of the Initial Franchise Fee for the minimum number of Outlets (e.g., $125,000) and a negotiated percentage of the Initial Franchise Fees for the additional Outlets to be developed under the terms of the Zone Development Agreement; (2) upon the signing of any particular Franchise Agreement, you must pay us the remaining balance, if any, of the Initial Fee for the Outlet referenced in the Franchise Agreement being signed. Each and every Franchise Agreement referenced in the Zone Development Agreement must be signed and all Initial Franchise Fees must be paid in full before construction can be started on any Outlet location.

Even though there are contrary provisions in the Franchise Agreement, you must understand that the entire Zone Development Fee is non-refundable.

Additional Initial Fees

In addition to the initial fees mentioned above, you must purchase your initial supply of Proprietary Products from us. These additional fees are not due until Franchisor has fulfilled and performed all of its initial obligations to the Franchisee.

                                     Item 6

                                   OTHER FEES

These  franchise  fees are not due until  Franchisor has fulfilled and performed all of its initial obligations to the Franchisee.
------------------------------------------------------------------------------------------------------------------------------------
Name of Fee                        Amount                               Due Date                            Remarks
------------------------------------------------------------------------------------------------------------------------------------

Continuing                         2% of Gross                          Payable monthly                     Gross sales
Monthly Service                    Sales                                by the fifth day                    include any and
Fee(1) ("CMSF")                                                         of the following                    all items sold
                                                                        month                               less certain
                                                                                                            taxes and
                                                                                                            discounts
------------------------------------------------------------------------------------------------------------------------------------
National                           1% of Gross                          Payable monthly                     Commences when a
Advertising                        Receipts                             by the fifth day                    national or
                                                                        of the following                    regional fund is
                                                                        month                               established
------------------------------------------------------------------------------------------------------------------------------------
Local                              2.5% of Gross                        Spent Monthly                       2.5% is a
Advertising                        Sales                                                                    monthly average
------------------------------------------------------------------------------------------------------------------------------------
Refresher                          No charge                            N/A                                 You pay your own
Training(2)                                                                                                 expenses
------------------------------------------------------------------------------------------------------------------------------------
Transfer Fee                       25% of Initial                       Prior to                            Payable upon
                                   Franchise Fee                        transfer                            transfer
------------------------------------------------------------------------------------------------------------------------------------
Renewal                            No charge                            N/A                                 No Fee upon
                                                                                                            renewal
------------------------------------------------------------------------------------------------------------------------------------
Audit                              Cost of Audit or                     15 days after                       Payable only
                                   Inspection                           billing                             upon failure to
                                                                                                            properly report
                                                                                                            and pay
------------------------------------------------------------------------------------------------------------------------------------
Interest                           Highest rate                         15 days after                       Payable on all
                                   allowable by law                     billing                             past due
                                                                                                            accounts
------------------------------------------------------------------------------------------------------------------------------------
Operations                         No charge                            N/A                                 N/A
Manual
------------------------------------------------------------------------------------------------------------------------------------
Costs and                          Will vary under                     As incurred                         Payable upon
------------------------------------------------------------------------------------------------------------------------------------

-------------------------

(1) At our sole discretion, a CMSF may be charged in lieu of selling Proprietary Products to you.

(2) The initial training class is for two persons. We do not charge a training fee for this initial training class, which is held in Sebastopol, California. You are responsible for the travel, living expense and related costs.


Attorney's Fees                     circumstances                                                          Default
------------------------------------------------------------------------------------------------------------------------------------
Indemnification                     Will Vary                          As incurred                         You are
                                                                                                           responsible for
                                                                                                           reimbursing us
                                                                                                           if we are held
                                                                                                           liable for
                                                                                                           claims arising
                                                                                                           from your Outlet
------------------------------------------------------------------------------------------------------------------------------------
Testing                             Cost of Testing                    15 days after                       Covers the cost
                                                                       billing                             of testing
                                                                                                           products or
                                                                                                           suppliers you
                                                                                                           propose
------------------------------------------------------------------------------------------------------------------------------------
Relocation                          Cost of                            15 days after                       Covers our cost
                                    relocation                         billing                             of your
                                                                                                           relocation

------------------------------------------------------------------------------------------------------------------------------------
Purchase of                         Costs Vary                         15 days after                       Includes the
Proprietary                                                            billing                             cost of shipping
Products
------------------------------------------------------------------------------------------------------------------------------------
Commission on                       10% of Sales                       Upon Closing                        If we procure
sale of Outlet                      Price                                                                  the purchaser
------------------------------------------------------------------------------------------------------------------------------------

You should understand that if we do not sell the Proprietary Products to you, we may charge you a 10% "Continuing Monthly Service Fee" (see first item in chart above). This "CMSF" is like a royalty fee.

                                     Item 7

                               INITIAL INVESTMENT


Expenditure              Estimated               When                   Method of              Whether                 To Whom
                         Amount                  Payable                Payment                Refundable              Paid
------------------------------------------------------------------------------------------------------------------------------------
Franchise                $12,500                 Upon                   Lump Sum               Partially               Us
Fee (1)                                          Signing of
                                                 Franchise
                                                 Agreement,
                                                 but after
                                                 Franchisor
                                                 has
                                                 fulfilled
                                                 its
                                                 initial
                                                 obligations
------------------------------------------------------------------------------------------------------------------------------------
Leasehold                $5,000 to               As                     As Agreed              No                      Other
Improvements             $15,000                 incurred                                                              Suppliers
(2)
------------------------------------------------------------------------------------------------------------------------------------
Furniture                $20,000 to              As                     As Agreed              No                      Us and
Fixtures                 $40,000                 Incurred                                                              Other
Equipment                                                                                                              Suppliers
(2)
------------------------------------------------------------------------------------------------------------------------------------
Signage                  $2,000 to               As                     As Agreed              No                      Us and
                          $5,000                 Incurred                                                              Outside
                                                                                                                       Suppliers
------------------------------------------------------------------------------------------------------------------------------------
Rent &                    $7,200                 Per Lease              Lump Sum               Yes                     Landlord
Security                  (est.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              10



Deposit (3)
------------------------------------------------------------------------------------------------------------------------------------
Opening               $52,000 to           As                           As Agreed              No                      Us and
Inventory             $75,000              Incurred                                                                    Outside
and                                                                                                                    Suppliers
Supplies
(4)
------------------------------------------------------------------------------------------------------------------------------------
Grand                 $5,000 to            As                           As Agreed              No                      Advertising
Opening (5)           $10,000              Incurred                                                                    Sources
------------------------------------------------------------------------------------------------------------------------------------
Training              $2,000 to            As                           As                     No                      Us
Expense               $2,500               Incurred                     Incurred
------------------------------------------------------------------------------------------------------------------------------------
Misc. (6)             $2,500               As                           As                     No                      Third
                                           Incurred                     Incurred                                       Parties
------------------------------------------------------------------------------------------------------------------------------------
Advertising           $1,250               Monthly                      Lump Sum               No                      Us
Fees (7)              (est.)
------------------------------------------------------------------------------------------------------------------------------------
Royalty (8)           2%                   Monthly                      Lump Sum               No                      Us
------------------------------------------------------------------------------------------------------------------------------------
Working               $5,000 to            As                           As                     No                      Third
Capital (9)           $10,000              Incurred                     Incurred                                       Parties
------------------------------------------------------------------------------------------------------------------------------------
Estimated             Min.                                              As
Total (10)            $99,500                                           Incurred
                      Max.
                      $158,000
------------------------------------------------------------------------------------------------------------------------------------

1. This fee is required for each Outlet, unless otherwise negotiated under a Zone Development Agreement. This fee(s) is refundable only under the circumstances set forth in Item 5

2. You may qualify for leasing of equipment from any non-affiliated third party leasing company in which event your initial cash outlay would be reduced. A leasing company may require only three months worth of lease payments as the only initial cash payment. The typical equipment package you will be required to obtain includes but is not limited to computer hardware and software, telephone equipment, credit card machine, and bicycle tools. We currently do not lease equipment to you.

3. A typical Outlet will range from 1,000 to 3,000 square feet. This example is for 1,000 square feet at $2.40 per square foot with first and last month's rent plus security deposit of one month's rent. The annual rent for such a space will depend upon the location but will typically range anywhere from $1.00 to $3.00 per square foot. Under such a lease, you typically will be obligated to pay in the first month for the first and last month's rent, plus a security deposit which is usually equivalent to one month's rent. In addition, certain utility companies may require you to pay a security deposit.

4. The actual amount will depend on the size of the Outlet and the amount and variety of the ZAP Electric Vehicle products, materials and supplies necessary for the opening of the Outlet under our standards.

                                                                              ll

5. Advertising costs or expenses will vary depending upon the market in which your Outlet is located and the type of advertising. You can expect a variety of promotional activities to take place during the first month of operation. These would include print media, broadcast media, direct mail, coupons, press releases, and/or give away promotions, all of which shall be consistent with the size of the market. You are required to spend a minimum of 2.5% (on average per month) of your weekly gross sales on local advertising and marketing and, when formed, to pay 1% of such sales to the National Advertising Fund.

6. This item covers miscellaneous opening costs and expenses, e.g., telephone installation costs, deposits for gas, electricity and related items ($500 approximately), business licenses ($500 approximately), legal and accounting expenses and insurance premiums ($500 approximately).

7. This is your 2.5% of local advertising based on an estimated first month's gross of $50,000.

8. There will be a royalty of two percent (2%) based on monthly Net Sales (defined as Gross Sales less returns and allowances and applicable sales tax).

9. This item estimates your initial start up expenses. These expenses include payroll costs, which can be as high as $1,250 per week for the first few weeks of operation, but do not include any draw or salary for you. These figures are estimates, and we do not represent or guarantee that you will not have additional expenses starting the business. Your actual costs may depend on factors such as: the extent to which you deviate from our prescribed methods and procedures; your management skill, experience and business acumen; local economic conditions; the local market for your products and services; the prevailing wage rate; competition; and the sales level reached during the initial period.

10. These figures are estimates based on general experience. You should review these figures carefully with a business advisor before making any decision to purchase the franchise. We do not currently offer financing directly or indirectly for any part of the initial investment. The availability and terms of financing will depend on factors such as the availability of financing generally, your creditworthiness, collateral you may have and the lending policies of financial institutions.

                                                                              12

Except for the Initial Franchise Fee and the opening advertising and promotion fee, all other costs related to the development of your Outlet will be owing by you as you incur them. Except as noted in the Franchise Agreement and/or the Zone Development Agreement, none of these costs are refundable. We do not currently offer, either directly or indirectly, financing to you for any items, costs or fees. However, you may be able to finance your initial investment in whole or in part through a financial institution or directly from suppliers of specific items. The availability and terms of financing will depend on such factors as the availability of financing generally and your creditworthiness, loan security available from you, the lender's policies regarding financing and similar considerations.

Franchise Agreement

Your estimated initial cash investment with respect to the opening of each Outlet and the operation of that Outlet during the first three months that it is open is shown in the above chart. These costs are estimates only. Actual costs may vary depending upon the area of the country in which the Outlet is located and other factors.

Zone Development Agreement

If you enter into a Zone Development Agreement, you will need certain working capital funds to commence operations, and you will have to pay the Initial Development Fee. Also, an initial investment will be required each time you open a Outlet within the exclusive development zone. A copy of our Zone Development Agreement is attached as Exhibit 2.

The Initial Development Fee you will be required to pay will depend upon the number of Outlets you are required to open under the Zone Development Agreement. Please refer to Item 5 of this Offering Circular for specifics regarding the Initial Development Fee.

                                     Item 8

                RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES

You are required to purchase the Proprietary Products only from us. The Proprietary Products are our electric power bicycle kits, electric bicycles and tricycles, electric scooters, and other low-power electric transportation vehicles, and various "ZAP" branded products. We are presently the sole source of supply which provides Proprietary Products. We derive revenue from the sale of the Proprietary Products to you. The cost of the Proprietary Products is estimated at $240,000 of all purchases made in operating the Outlet and they are estimated to be approximately 60% of the total electric vehicle-related expenses in the on-going operation of the Outlet. Other than your purchase from us of our Proprietary Products, we do not require that you purchase or lease from a designated supplier goods, services, supplies, fixtures, equipment, or inventory. We do, however reserve the right to set product and equipment specifications from time to time which impose certain quality standards.

You must submit to us for approval all supplies and materials before using them. We may examine the facilities of any supplier or distributor and test any materials or supplies to determine whether they meet our standards and specifications. We have the right to charge reasonable fees for testing and evaluating any new equipment, fixture, furniture, or sign that you propose to use as well as for testing and evaluating proposed and approved suppliers or distributors. We also may impose reasonable limitations on the number of approved suppliers or distributors of any product. We will notify you within a reasonable time (generally not to exceed 30 days) whether any supplies, materials, suppliers or distributors that you submit or propose meet with our approval. We may revoke prior approval for any reason. Our criteria for supplier approval are not available to you, although approval of a supplier or distributor may be conditioned on factors such as frequency of delivery, standards of service including prompt attention to complaints, the ability to service and supply Outlets within Zones designated by us and the quality of products sold. Further, your ability to purchase from other suppliers, including those who sell to our Outlets, will depend on such factors as a willingness of the suppliers to sell directly to you, the availability of various products and whether there are suppliers who are willing or able to manufacture products meeting our specifications.

In addition to the purchases described above, you are obligated to obtain and maintain, at your own expense, such insurance coverage that we require. Our system may regulate the following- the types, amounts, terms and conditions of insurance coverage required for the Outlet; the standards for underwriters of policies providing required insurance coverage; our protection and rights under such policies as an additional named insured; required or impermissible insurance contract provisions; assignment of policy rights to us; periodic verification of insurance coverage that must be furnished to us; our right to obtain insurance coverage at your expense if you fail to obtain required coverage; our right to defend claims; and similar matters relating to insured and uninsured claims. We have the right to obtain insurance coverage at your expense if you fail to obtain required coverage and to defend claims brought against any policy.

Currently, you are required to have One Million Dollars ($1,000,000) coverage for your comprehensive liability insurance coverage, including property damage, bodily injury, business interruption, dram shop, automobile liability and as set by local law, workers' compensation insurance coverage. The cost of this coverage will vary depending on the insurance carrier's charges, terms of payment and your history. All insurance policies must name us as an additional insured party.

We will loan to you an operating manual containing mandatory and suggested standards. We have formulated these standards to ensure high quality services and products, the efficient operation of the Outlet, and the protection of the goodwill associated with the Marks. We may modify the manual to improve any of these factors. However, no modification will alter your rights under the Franchise Agreement. We may issue portions of the manual to approved suppliers.

There are currently no purchasing or distribution cooperatives.

                                     Item 9

                            FRANCHISEE'S OBLIGATIONS

THIS TABLE  LISTS  YOUR  PRINCIPAL  OBLIGATIONS  UNDER THE  FRANCHISE  AND OTHER
AGREEMENTS.  IT  WILL  HELP  YOU  FIND  MORE  DETAILED  INFORMATION  ABOUT  YOUR
OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.

------------------------------------------------------------------------------------------------------------------------------------
OBLIGATION                         ARTICLE IN                      SECTION IN ZONE                 ITEM IN OFFERING
                                   FRANCHISE                       DEVELOPMENT                     CIRCULAR
                                   AGREEMENT                       AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
(a) Site selection                 Article VII                     N/A                             Items 7 and 11
and acquisition
lease
------------------------------------------------------------------------------------------------------------------------------------
(b) Pre-opening                    Article VII and                 N/A                             Item 8
purchases/leases                   XI
------------------------------------------------------------------------------------------------------------------------------------
(c) Site                           Articles VII and                N/A                             Items 6, 7 and
development and                    VIII                                                            11
other pre-opening
requirements
------------------------------------------------------------------------------------------------------------------------------------
(d) Initial and                    Article IX                      N/A                             Items 7 and 11
ongoing training
------------------------------------------------------------------------------------------------------------------------------------

                                                                              15

------------------------------------------------------------------------------------------------------------------------------------
(e) Opening                        Article X                       N/A                             Item 11
------------------------------------------------------------------------------------------------------------------------------------
(f) Fees                           Articles III, XI                Section II                      Items 5, 6, 7
                                   and XIV                                                         and 11
------------------------------------------------------------------------------------------------------------------------------------
(g) Compliance                     Articles XI and                 N/A                             Item 11
with standards and                 XIII
policies
/Operations Manual
------------------------------------------------------------------------------------------------------------------------------------
(h) Trademarks                     Article VI, XI                  Section VI                      Items 13 and 14
with proprietary                   and XXVI
information
------------------------------------------------------------------------------------------------------------------------------------
 (i)  Restrictions                 Article XI                      Section VI                      Items 8, 11 and
      on products                                                                                  16
/services offered
------------------------------------------------------------------------------------------------------------------------------------
(j) Warranty and                   None                            None                            None
customer service
requirements
------------------------------------------------------------------------------------------------------------------------------------
(k) Territorial                    Article II;                     None                            Item 12
development and                    Exhibit F
sales quotas
------------------------------------------------------------------------------------------------------------------------------------
(1) On-going                       Article XI                      N/A                             Item 8
product/service
purchases
------------------------------------------------------------------------------------------------------------------------------------
(m) Maintenance,                   Articles XI and                 N/A                             Item 11
appearance and                     XV
remodeling
requirements
------------------------------------------------------------------------------------------------------------------------------------
(n) Insurance                      Article XVI                     N/A                             Items 7 and 8
------------------------------------------------------------------------------------------------------------------------------------
(o) Advertising                    Article XIV                     N/A                             Items 6, 7 and
                                                                                                   11
------------------------------------------------------------------------------------------------------------------------------------
(p)                                Article XVII                    Section XV                      Item 6
Indemnification
------------------------------------------------------------------------------------------------------------------------------------
(q) Owner's                        Article XI                      Section VI                      Items 11 and 15
participation/
management
/staffing
------------------------------------------------------------------------------------------------------------------------------------
 (r)   Records/                    Article XII                     N/A                             Items 6 and 11
       Reports
------------------------------------------------------------------------------------------------------------------------------------
 (s)   Inspection/                 Article XII                     N/A                             Item 6
       Audits
------------------------------------------------------------------------------------------------------------------------------------
 (t) Transfer                      Article XXII                    Section X                       Item 17
------------------------------------------------------------------------------------------------------------------------------------
 (u) Renewal                       Article II                      Section IV                      Item 17
------------------------------------------------------------------------------------------------------------------------------------
 (v) Post-                         Article XX                      Section IX                      Item 17
 termination
 obligations
------------------------------------------------------------------------------------------------------------------------------------
 (w) Non-                          Article XXVI                    Section XI                      Item 17
 competition
 covenants
------------------------------------------------------------------------------------------------------------------------------------
 (x) Dispute                       Articles XIX and                Section XXI                     Item 17
 resolutions                       XX
------------------------------------------------------------------------------------------------------------------------------------

                                    Item 11

                            FRANCHISOR'S OBLIGATION

Except as listed below, we need not provide any assistance to you.

Before you open the Outlet, we will:

(1) Give you our site selection criteria for the Outlet and, after you have selected and we have appropriated the site, designate your exclusive Zone. The site must meet our criteria for demographic characteristics, traffic patterns, parking, character of neighborhood, competition from and proximity to other businesses, the nature of other businesses in proximity to the site and other consumer characteristics, and the size, appearance and other physical characteristics of the proposed site. We will approve or disapprove a location you propose for the Outlet within 30 days after we receive a complete site report and other materials we request. We do not guarantee the success of any site or any lease. (Franchise Agreement-Section 4.1.B).

(2) Give you mandatory and suggested specifications and layouts for your Outlet, including requirements for dimensions, design, image, interior layout, decor, fixtures, equipment, signs, furnishings and color scheme. (Franchise Agreement
Section 4.1A) .

(3) Loan you one copy of the Operations Manual.  (Franchise  Agreement - Article
XIII).

(4) Assist you in your grand opening advertising and promotional program for the Outlet. (Franchise Agreement, Section 4.1.J).

(5) Train you and your manager. (Franchise Agreement - Article IX) This training is described in detail later in this Item.

During the operation of the Outlet, we will:

(1) Advise you regarding operating issues concerning the Outlet disclosed by reports you submit and inspections we make. In addition, we will give you guidance on standards, specifications and methods used by other Outlets in the System; new products and display methods; purchasing required fixtures, furnishings, equipment, signs, products, materials and supplies; advertising and marketing programs; employee training; and administrative, bookkeeping and accounting procedures. At our sole discretion, some or all of this guidance will be furnished in our Operations Manual, bulletins or other written materials and/or during telephone consultations at our office or the Outlets. (Franchise Agreement Section 4.1.F., G., H.).

(2) Provide you at our discretion with advertising, marketing and other promotional materials, at cost, and revise and approve or disapprove of proposed advertising materials prepared by you for use in local advertising (Franchise Agreement, Section 4.1 .J)

(3) Sell you, or have a designee  sell you,  your entire  supply of  Proprietary
Products, unless prevented by Force Majeure or other uncontrollable circumstances, and will be one source for some non-proprietary products (Franchise Agreement, Section 4.2) .

(4) Inspect and observe the operations of the Outlet from time to time to determine whether you and the Outlet are complying with the Franchise Agreement and all System standards. (Franchise Agreement, Section 4.1.K) .

(5) For a Developer, at our sole discretion, build a commissary for the production of Proprietary Products or build on as a jointventure with a Developer. (Zone Development Agreement, Section VII.

(6) Establish,  maintain and administer an  advertising  fund (the  "Advertising
Fund") at our sole discretion, for such national or regional advertising, marketing and public relations programs and materials that we deem necessary or appropriate. You will have to contribute to the Advertising Fund 1% of your gross sales. (See Item 6). Outlets owned and operated by us are obligated to contribute to the Advertising Fund when it is created.

When and if established, we will direct all programs financed by the Advertising Fund, with sole discretion over the creative concepts, materials and endorsements used and the geographic, mark and media placement and allocation of the programs. The Advertising Fund may be used to pay for the following- the costs of preparing and producing video, audio and written advertising materials; the costs to administer regional and Multi-Regional advertising programs, including, without limitation, the costs of purchasing direct mail and other media advertising and employing advertising, promotion and marketing agencies to provide assistance; and the costs to support public relations, market research and other advertising, promotion and marketing activities. The Advertising Fund will furnish you with samples of advertising marketing and promotional formats and materials at no cost. Multiple copies of such materials with be furnished to you at our direct cost of producing them, plus any related shipping, handling and storage charges.

The Advertising Fund will be accounted for separately from our other funds and will not be used to defray any of our general operating expenses, except for such reasonable salaries, administrative costs, travel expenses and overhead as we may incur in activities related to the administration of the Advertising Fund and its programs, including conducting market research, preparing advertising, promotion and marketing materials and collecting and accounting for contributions to the Advertising Fund. We may spend, on behalf of the Advertising Fund, in any fiscal year, an amount greater or less than the aggregate contribution of all ZAP Electric Vehicle Outlets to the Advertising Fund in that year and the Advertising Fund may borrow from us or others to cover deficits or invest any surplus for future use. All interest earned on monies contributed to the Advertising Fund will be used to pay advertising costs before other assets of the Advertising Fund are expended. We will prepare an annual statement of monies collected and costs incurred by the Advertising Fund and furnish it to you upon written request. No money will be spent by the Advertising Fund to solicit new franchisees. We have the right to cause the Advertising Fund to be incorporated or operated through a separate entity at such time as we deem appropriate, and the successor entity will have all of the rights and duties described here.

The Advertising Fund when created will be used to maximize recognition of the Marks and patronage at all of the Outlets. We will try to utilize the Advertising Fund to develop advertising and marketing materials and programs and to place advertising that will benefit all of the Outlets. We are not obligated to guarantee that expenditures by the Advertising Fund in or affecting any geographic zone are proportionate or equivalent to the contributions to the Advertising Fund by the Outlets operating in that geographic Zone or that any of the Outlets will benefit directly or in proportion to its contribution to the Advertising Fund from the development of advertising and marketing material or the placement of advertising. We assume no other direct or indirect liability or obligation to you with respect to collecting amounts due to, or maintaining, directing or administering, the Advertising Fund.

All advertising, promotion and marketing must be completely clear and factual and not misleading and conform to the highest standards of ethical marketing and the promotion policies which we prescribe from time to time. Samples of all advertising, promotional and marketing materials that we have not prepared or previously approved must be submitted for approval before you use them. If you do not receive written disapproval within 15 days

                                                                              ]9
after we receive the materials, we will be deemed to have given the required approval. You may not use any advertising or promotional materials that we have disapproved. Franchise Agreement - Article XIV).

There currently are no franchise advertising councils.

We have no advertising cooperatives.

You must keep your books and business records according to our formats. To help your reporting to us and other communications, you will have to operate an electronic cash register at the Outlet. The cash register system that you must use is:

================================================================================

We have the right to access your register at any time.

We estimate that there will be an interval of 4 to 6 months between the execution of the Franchise Agreement and the opening of the Outlet, but the interval may vary based upon such factors as the location and condition of the site, the construction schedule for the Outlet, the extent to which an existing location must be upgraded or remodeled, the delivery schedule for equipment and supplies, delays in securing financing arrangements and completing training, and your compliance with local laws and regulations. You may not open the Outlet for business until all the following events have occurred- (1) we approve the Outlet as developed according to our specifications and standards (2) preopening training has been completed to our satisfaction; (3) the Initial Franchise Fee and all other amounts then due to us have been paid in full; and (4) we have been furnished with copies of all required insurance policies such other evidence of insurance coverage and payment of premiums as we request. You must open the Outlet for business within 180 days after the execution of the Franchise Agreement and 5 days after we notify you that the Outlet is ready to open.

Our site selection approval is based on residential population, traffic counts and patterns, competing establishments, median income levels, availability of parking, rental and lease terms, physical configuration of the site and growth trends in the Zone. We must approve any site selected but our consent will not be unreasonably withheld, provided that your lease contains a Conditional Assignment of the Lease in a form designated by us.

Before the Outlet's opening, we will provide initial training for the operation of an Outlet to you and your manager for 4 to 6 days. This training will be given in Sebastopol, California. One day of training will take place at your location. Each of you must complete the initial training to our satisfaction. You also must participate in all other activities required to open the Outlet. Although there are no additional fees for this training, you are responsible for all travel and living expenses that you and your employees incur in connection with training.

You must replace the manager if we determine that he or she is not qualified to serve in this position. If you (or your managing shareholder or partner) are unable to complete initial training to our satisfaction, we can terminate the Franchise Agreement.

We expect that training will be conducted for you and your personnel after the Franchise Agreement has been signed and while the Outlet is being developed. We plan to be flexible in scheduling training to accommodate our personnel, you and your personnel. There currently are no fixed (i.e., monthly or bimonthly) training schedules. We plan on providing the following training which may be modified by us:

------------------------------------------------------------------------------------------------------------------------------------
SUBJECT                  TIME BEGUN               INSTRUCTION              HOURS OF                 HOURS OF JOB
                                                  MANUAL                   CLASSROOM                TRAINING
                                                                           TRAINING
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY/                Day 1                    OPS Manual               8
INSTALLATION
------------------------------------------------------------------------------------------------------------------------------------
PERSONNEL                Day 2                    OPS Manual               4
------------------------------------------------------------------------------------------------------------------------------------
ADMIN                    Day 3                    OPS Manual               4
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS               Day 4                    OPS Manual               8
------------------------------------------------------------------------------------------------------------------------------------
ADVERTISING              Day 5                    OPS Manual               4
------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER                 Day 5                    OPS Manual               4
SERVICE
------------------------------------------------------------------------------------------------------------------------------------
REPAIR                   Day 6                    OPS Manual               3
------------------------------------------------------------------------------------------------------------------------------------
INVENTORY                Day 6                    OPS Manual               3
CONTROL
------------------------------------------------------------------------------------------------------------------------------------
MARKETING                Day 6                    OPS Manual               2
------------------------------------------------------------------------------------------------------------------------------------

You (or your managing shareholder or partner) and/or previously trained managers must attend any periodic refresher training courses that we designate. You also will have to pay us for training new managers hired after the Outlet's opening.

Zone Development Agreement

Except as listed below, we need not provide any assistance to Developer.

If we determine that a Developer has the financial capacity, that a proposed site for the Outlet within the development Zone is a suitable site and that Developer is in compliance with the Zone Development Agreement and all Franchise Agreements have been signed pursuant to the provisions of the Development Agreement, then we will grant to Developer a franchise for the operation of an Outlet at the site proposed by Developer. (Zone Development Agreement, Section
VIII)

                                    Item 12

                                   TERRITORY

Franchise Agreement

You will have the exclusive right to operate an Outlet at the single location designated in the Franchise Agreement and will have the exclusive right to operate an Outlet within a two to three mile radius of that location in suburban areas and from five blocks to ten blocks in a downtown area such as Los Angeles or San Francisco. However, no exclusivity will be granted with respect to Outlets located in regional malls. We will not operate or grant a franchise for the operation of a competing Outlet within your Exclusive Zone. We may designate certain Zones within which we will not grant exclusive rights.

We reserve the right to sell our Proprietary Products through other channels of distribution under our trademark or service mark in airports and sports stadiums located in your Exclusive Area. But we have not nor will we establish other franchises or company-owned Outlets under a different trademark or service mark in your Exclusive Area. We also have the right to operate or franchise Outlets outside of your Exclusive Area.

We have not nor will we establish a Company-owned Outlet or other channels of distribution using the name "ZAP Electric Vehicle Outlet" in your Exclusive Area.

The minimum sales quota is ________________ in Gross Sales per year (see Exhibit F of Franchise Agreement). Your Outlet location and exclusive Area may not be altered except by a written agreement between you and us.

Zone Development Agreement

Under a Zone Development Agreement, a developer may be granted an exclusive Zone within which to develop Outlets. We will not operate or grant a franchise to another for the operation of an Outlet within this Zone, except for certain pre-existing franchises, if any, disclosed in the Development Agreement. The development territory will not contain less than 500,000 residential or transient people ("transient" being defined as commuters or workers). The boundaries of the exclusive Zone will be outlined on a map attached to the Development Agreement.

The exact number of Outlets which Developer must open each year will be specified in the Development Agreement and will be based, in part, upon the market potential of the development Zone. Developer may develop more Outlets than required in the Development Schedule with our consent for each Outlet. For each Outlet Developer must pay the fees required under the Franchise Agreement for that Outlet.

We may terminate the Development Agreement, including Developer's territorial rights, and retain all fees paid by Developer if Developer fails to timely open the number of Outlets required in the Development Agreement or if we terminate any Franchise Agreement entered into by Developer pursuant to the Development Agreement.

The operation by Developer of each Outlet is governed by the terms of the Franchise Agreement signed in connection with the opening and operation of each such Outlet. Thus, the termination of the Development Agreement will have no effect on the Franchise Agreement previously entered into by Developer.

                                    Item 13

                                   TRADEMARKS

We grant to you the right to use certain trademarks, service marks and other commercial symbols in connection with the operation of your Outlet. Our primary trademark is "ZAP" and certain associated designs (the "Marks"). This Mark was registered on the Principal Register of the United States Patent and Trademark Office on September 28, 1993, under registration no. 1,794,866. We also have three other trademarks pending before the United States Patent and Trademark Office.

You must follow our rules when you use these Marks. You cannot use the Marks as part of a corporate name or with modifying words, designs or symbols except for those which we license to you. You may not use the Marks in connection with the sale of any unauthorized products or services or in any manner not authorized in writing by us.

There are no currently effective material determinations of the United States Patent and Trademark Office, the Trademark Trial and Appeal Board, or the trademark administrator of any state or any court, nor are there any pending infringement, opposition or cancellation proceedings or material litigation, involving the Marks anywhere, including in your exclusive Zone. There are no agreements currently in effect which significantly limit our right to use or license the use of the Marks in any manner material to the franchise.

You must notify us immediately of any apparent infringement or challenge to your use of the Mark, or of any claim by any person of any rights in any Mark, and may not communicate with any person other than us, our attorneys and your attorneys in connection with any such infringement, challenge or claim. We have sole discretion to take such action as we deem appropriate and the right to control exclusively any litigation, United States Patent and Trademark Office proceeding or any other administrative proceeding arising from such infringement, challenge or claim or otherwise relating to the Mark. You must sign any instruments and documents, provide such assistance and take any action that, in the opinion of our attorneys, may be necessary or advisable to protect and maintain our interests in any litigation or United States Patent and Trademark Office proceeding or other proceeding or otherwise to protect and maintain our interests in the Marks. The Franchise Agreement requires us to participate in your defense and/or indemnify you for expenses or damages if you are a party to an administrative or judicial proceeding involving a Mark licensed to you by us or if the proceeding is resolved unfavorably to you.

If it becomes advisable at any time in our sole discretion for us and/or you to modify or discontinue the use of any Mark and/or use one or more additional or substitute trade or service marks, you must comply with our directions within a reasonable period of time after receiving notice. We will reimburse you for your reasonable direct expenses of changing the Outlet's signage. However, we will not be obligated to reimburse you for any loss of revenue attributable to any modified or discontinued Mark or for any expenditures you make to promote a modified or substitute trademark or service mark.

                                    Item 14

                PATENTS, COPYRIGHTS AND PROPRIETARY INFORM3%TION

The ZAP electric bicycle power system was registered on the Principal Register of the United States Patent and Trademark Office on February 13, 1996, under registration no. 5,491,390. We also have two other patents pending before the United States Patent and Trademark Office. We claim copyright protection of our Operations Manual and related materials although these materials have not been registered with the United States Registrar of Copyrights. The Operations Manual and related materials are considered proprietary and confidential and are considered our property and may be used by you only as provided in the Franchise Agreement. You may not use our confidential information in any unauthorized way and you must take reasonable steps to prevent its disclosure to others.

We may reveal certain proprietary information to you, which includes: designs, plans, schematics, formulae, customer lists, and information in the manuals provided to you. You and your employees are obligated to maintain the absolute confidentiality of this information at all times.

There currently are no effective determinations of the Copyright Office (Library of Congress) or any court regarding any of the copyrighted materials. There are no agreements in effect which significantly limit our right to use or license the copyrighted materials. Finally, there are no infringing uses actually known to us which could materially affect a franchisee's use of the copyrighted materials in any state. We are not required by any agreement to protect or defend copyrights or confidential information, although we intend to do so when this action is in the best interest of our System.

                                    Item 15

       OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION OF THE FRANCHISE
                                    BUSINESS

Franchise Agreement

You must at all times directly supervise the operation of the Outlet or you may employ a manager for this purpose. Notwithstanding, we recommend that you conduct direct, on-premises supervision of the Outlet and not delegate this duty to another. If you do appoint a manager for these duties, we must train him or her. Also, you must inform us of your manager's identity, and each manager must sign an agreement not to divulge any trade secret or confidential or proprietary information, or to engage in any other donut store business.

You must devote your full time and efforts to managing the general business matters of the Outlet. Further, you may not, during the term of the Franchise Agreement, engage in any conflicting enterprises. Also, you are bound by confidentiality requirements discussed and noncompetition covenants discussed in
Article XXVI in the Franchise Agreement.

Zone Development Agreement

Developer must devote his or her full time to the supervision of Outlets operated in the development Zone unless Developer designates an individual to supervise the Outlets known as an "operator." Developer, if it is a corporation or a partnership, may not engage in any other related business activities during the term of the Zone Development Agreement without our consent.

We may require Developer to hire an experienced bicycle retailer service professional who will operate Developer's Outlets.

Developer, or the operator designated by the developer, must successfully complete our training course. Any operator designated by Developer must (i) devote his or her full time to the development and supervision of Outlets, (ii) sign the confidentiality and non-competition covenants by which Developer is bound, and (iii) be approved in writing by us. Also, Developer is bound by confidentiality requirements and non-competition covenants discussed in the Zone Development Agreement.

                                    Item 16

                  RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

You must offer for sale and sell only those products and services that we have approved. You may not offer for sale any products or perform any services that we have not authorized or approved (see Item 8). We have the right to change the types of authorized products and services and there are no limits upon our right to do so.

We place no restrictions upon your ability to serve customers provided you do so from the location of your Outlet.

The Zone Development Agreement does not contain any provision relating to the restrictions on goods and services offered by a Developer. However, certain restrictions will be contained in the Franchise Agreement signed by a Developer for Outlets located within the development zone.


                                    Item 17

             RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

This table lists certain  important  provisions  of the Franchise  Agreement and related agreements.  You should read these provisions in the agreements attached to this Offering Circular.
------------------------------------------------------------------------------------------------------------------------------------
Provision                                       Article in Franchise                            Summary
                                                Agreement
------------------------------------------------------------------------------------------------------------------------------------
a. Term of the                                  Article II; Exhibit F                           1 year
Franchise
------------------------------------------------------------------------------------------------------------------------------------
b. Renewal or                                   Article II                                      If you are in good
extension of the term                                                                           standing, sign the
                                                                                                current form of
                                                                                                franchise agreement.
                                                                                                No renewal fee is
                                                                                                charged.
------------------------------------------------------------------------------------------------------------------------------------
c. Requirements for                             Article II; Exhibit F                           You have been in
you to renew or extend                                                                          substantial compliance
                                                                                                with agreement. No
                                                                                                fees are charged, but
                                                                                                you may have to
                                                                                                remodel, at your
                                                                                                expense.
------------------------------------------------------------------------------------------------------------------------------------
d. Termination by you                           N/A                                             The Franchise
                                                                                                Agreement does not
                                                                                                provide for this. But
                                                                                                you may seek to
                                                                                                terminate on any
                                                                                                grounds available to
                                                                                                you at law.
------------------------------------------------------------------------------------------------------------------------------------
e. Termination by us                            None                                            None
without cause
------------------------------------------------------------------------------------------------------------------------------------
f. Termination by us                            Article XIX; Article                            We can terminate only
with cause                                      II; Exhibit F                                   if you commit any one
                                                                                                of several listed
                                                                                                violations or if you
                                                                                                do not meet the
                                                                                                minimum sales quotas
                                                                                                set forth in Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
g. "Cause" defined-                             Article XIX                                     30 days for operations
defaults which can be                                                                           defaults, 30 days for
cured                                                                                           monetary defaults, 24
                                                                                                hours for health code
                                                                                                violations
------------------------------------------------------------------------------------------------------------------------------------
                                                                              27
------------------------------------------------------------------------------------------------------------------------------------
h. "Cause" defined-                             Article XIX                                    Conviction of a
defaults which cannot                                                                          felony, abandonment,
be cured                                                                                       unapproved transfers,
                                                                                               bankruptcy, assignment
                                                                                               for benefit of
                                                                                               creditors, repeated
                                                                                               violations
------------------------------------------------------------------------------------------------------------------------------------
i. Your obligations                             Article XX                                     Pay outstanding
on termination                                                                                 amounts, de-
/nonrenewal                                                                                    identification, return
                                                                                               of confidential
                                                                                               information and
                                                                                               telephone numbers
------------------------------------------------------------------------------------------------------------------------------------
j. Assignment of                                Article XXII                                   No restriction on our
contract by us                                                                                 right to assign.
------------------------------------------------------------------------------------------------------------------------------------
k. "Transfer" by you                            Article XXII                                   No restriction on our
- definition                                                                                   right to assign.
                                                                                               Includes transfer of contract
                                                                                               or assets or any ownership change.
------------------------------------------------------------------------------------------------------------------------------------
1. Our approval of                              Article XXII                                   We have the right to
transfer by you                                                                                approve all transfer,
                                                                                               our consent not to be
                                                                                               unreasonably withheld
------------------------------------------------------------------------------------------------------------------------------------
m. Conditions for our                           Article XXII                                   Transferee qualifies,
approval or transfer                                                                           all amounts due are paid
                                                                                               in full, transferee
                                                                                               completes training, transfer
                                                                                               fee paid, then current
                                                                                               contract signed.
------------------------------------------------------------------------------------------------------------------------------------
n. Our right of first                           Article XXII                                   We can match any offer
refusal to acquire
your business
------------------------------------------------------------------------------------------------------------------------------------
o. Our option to                                Article XXII                                   We can buy the business on
purchase your business                                                                         termination or non-
                                                                                               renewal for the
                                                                                               formula price
                                                                                  .            described in Article XXII
------------------------------------------------------------------------------------------------------------------------------------
p. Your death or                                Article XXIII                                  Franchise must be
disability                                                                                     assigned to approved
                                                                                               buyer within 12
                                                                                               months.
------------------------------------------------------------------------------------------------------------------------------------
q. Non-competition                              Article XXVI                                   Can't divert business
covenants during the                                                                           or operate a competing
term of the franchise                                                                          business anywhere.
------------------------------------------------------------------------------------------------------------------------------------
r. Non-competition                              Article XXVI                                   No competing business
covenants after the                                                                            for 2 years, within 10
franchise is                                                                                   miles of any other ZAP
terminated or expires                                                                          Electric Vehicle
                                                                                               Outlet
------------------------------------------------------------------------------------------------------------------------------------
s. Modification of                              Article XXVII                                  No modifications
the agreement                                                                                  generally but
                                                                                               Operations Manual
------------------------------------------------------------------------------------------------------------------------------------
                                                                              28
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               subject to change
------------------------------------------------------------------------------------------------------------------------------------
t. Integration/merge                            Article XXVIII                                 Only terms of
clause                                                                                         franchise agreement
                                                                                               are binding (subject
                                                                                               to state law)
------------------------------------------------------------------------------------------------------------------------------------
u. Dispute resolution                           Article XXIX                                   All disputes must be
by arbitration or                                                                              arbitrated in
mediation                                                                                      California (subject to
                                                                                               state law)
------------------------------------------------------------------------------------------------------------------------------------
v. Choice of forum                              Article XXIX                                   Arbitration in
                                                                                               California (subject to
                                                                                               state law)
------------------------------------------------------------------------------------------------------------------------------------
w. Choice of law                                Article XXIX                                   California law applies
                                                                                               (subject to state law)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Provision                                       Section in Zone                                Summary
                                                Development Agreement
------------------------------------------------------------------------------------------------------------------------------------
a. Term                                         Section V                                      Length of the
                                                                                               Development Schedule,
                                                                                               but no less than 5 years
------------------------------------------------------------------------------------------------------------------------------------
b. Renewal or                                   Section IV                                     None
extension of the terms
------------------------------------------------------------------------------------------------------------------------------------
c. Requirements for                             None                                           None
you to renew or extend
------------------------------------------------------------------------------------------------------------------------------------
d. Termination by you                           Section VIII                                   You may terminate on
                                                                                               30 days notice
------------------------------------------------------------------------------------------------------------------------------------
e. Termination by us                            None                                           None
without cause
------------------------------------------------------------------------------------------------------------------------------------
f. Termination by us                            Section VIII                                   We can terminate only
with cause                                                                                     if you commit any one
                                                                                               of several listed
                                                                                               violations or if you
                                                                                               do not meet the
                                                                                               minimum sales quotas
                                                                                               set forth in Exhibit F
                                                                                               of the Franchise
                                                                                               Agreement.
------------------------------------------------------------------------------------------------------------------------------------
g. "Cause" defined-                             Section VIII                                   These are listed in
defaults which can be                                                                          this Section
cured
------------------------------------------------------------------------------------------------------------------------------------
h. "Cause" defined-                             Section VIII                                   These are also listed
defaults which cannot                                                                          in this Section
be cured
------------------------------------------------------------------------------------------------------------------------------------
i.  Your obligations                            Section IX                                     Stop selecting sites,
on termination/nonrenewal                                                                      can't open outlets
------------------------------------------------------------------------------------------------------------------------------------
j. Assignment of                                Section X                                      No restriction on our
contract by us                                                                                 right to assign

------------------------------------------------------------------------------------------------------------------------------------
k. "Transfer" by you                            Section X                                      Conditions for
- definition                                                                                   transfer are listed
------------------------------------------------------------------------------------------------------------------------------------
1. Our approval of                              Section X                                      We have the right to
transfer by you                                                                                approve all transfers,
                                                                                               our consent not be
------------------------------------------------------------------------------------------------------------------------------------
                                                                              29

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               unreasonably withheld.
------------------------------------------------------------------------------------------------------------------------------------
m. Conditions for our                           Section X                                      Transferee must meet
approval of transfers                                                                          our qualifications
                                                                                               then current contract
                                                                                               signed
------------------------------------------------------------------------------------------------------------------------------------
n. Our right of first                           Section X                                      We have the right to
refusal to acquire                                                                             match the offer
your business
------------------------------------------------------------------------------------------------------------------------------------
o. Our option to                                None                                           None
purchase your business
------------------------------------------------------------------------------------------------------------------------------------
p. Your death or                                Section X                                      Option passes to
disability                                                                                     estate
------------------------------------------------------------------------------------------------------------------------------------
q. Non-competition                              Section XI                                     Can't divert business
covenants during the                                                                           or operate a competing
term of the franchise                                                                          business anywhere
------------------------------------------------------------------------------------------------------------------------------------
r. Non-competition                              Section XI                                     Non competing business
covenants after the                                                                            for 2 years, within 10
franchise is                                                                                   miles of any Outlet
terminated or expires
------------------------------------------------------------------------------------------------------------------------------------
s. Modification of                              Section XIX                                    No modifications
the agreement                                                                                  generally but
                                                                                               Operations Manual
                                                                                               subject to change
------------------------------------------------------------------------------------------------------------------------------------
t. Integration/merge                            Section XIX                                    Only terms of
clause                                                                                         agreement are binding
                                                                                               (subject to state law)
------------------------------------------------------------------------------------------------------------------------------------
u. Dispute resolution                           Section XXI                                    Arbitration in
by arbitration or                                                                              California
mediation
------------------------------------------------------------------------------------------------------------------------------------
v. Choice of forum                              Section XIX                                    Arbitration in
                                                                                               California (subject to
                                                                                               state law)
------------------------------------------------------------------------------------------------------------------------------------
w. Choice of law                                Section XIX                                    California law applies
                                                                                               (subject to state law)
------------------------------------------------------------------------------------------------------------------------------------

These states have statutes which may supersede the franchise agreement in your relationship with the franchisor, including the areas of termination and renewal of your franchise: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code Sections 2551-2556], HAWAII, [Rev. Stat. 482E-1] ILLINOIS [ILCS, Ch. 815, Sections 705/19-705/20], INDIANA [Stat. Section 23-2-2.7], IOWA [Code Sections 523H.1-523H.17], MICHIGAN [Stat. Section 19.854(27)], MINNESOTA [Stat.
Section 80C.14], MISSISSIPPI [Code Section 75-24-51], MISSOURI Stat. Section 407.400], NABRASKA [Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-11], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564], WASHINGTON [Code Section 19.100.180], WISCONSIN [Stat.
Sec. 135.03]. These and other state may have court decisions which may supersede the franchise agreement in your relationship with the franchisor, including the areas of termination and renewal of your franchise.

SEE ALSO APPENDIX 2.

                                    Item 18

                                 PUBLIC FIGURES

We do not use any public figures to promote our franchise.

                                    Item 19

                                EARNINGS CLAIMS

We do not furnish or authorize our salespersons to furnish any oral or written information concerning the actual or potential sales, costs, income or profits of a Outlet. Actual results may vary from unit to unit, and we cannot estimate the results of any particular franchise.

                                    Item 20

                                LIST OF OUTLETS

There are no company owned or franchised outlets.

                   PROJECTED OPENINGS AS OF DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
STATE                              Franchise                          Projected                          Projected Company-
                                   Agreements Signed                  Franchise New                      owned Openings in
                                   but Location Not                   Locations in the                   the Next Fiscal
                                   Opened                             Next Fiscal Year                   Year
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                    Item 21

                              FINANCIAL STATEMENTS

Attached to this Offering Circular as Exhibit 3 is our audited balance sheet as of December 31, 1996 and Interim Unaudited Financial Statements as of June 30, 1997.

                                    Item 22

                                   CONTRACTS

The following agreements are attached as exhibits to this Offering Circular.

Franchise Agreement - Exhibit 1
Zone Development Agreement - Exhibit 2

                                    Item 23

                                    RECEIPT

Attached is an acknowledgment of receipt by you, acknowledging receipt of this Offering Circular by you, together with accompanying documents.

                                    RECEIPT

This Offering Circular summarizes certain provisions of the Franchise Agreement and other information in plain language. Read this Offering Circular and all Agreements carefully.

If ZAP Power Systems offers you a franchise, ZAP Power Systems must offer you this Offering Circular to you by the earliest of:

(1) The first personal meeting to discuss our franchise; or (2) Ten business days before the signing of a binding agreement; or (3) Ten business days before a payment to ZAP Power Systems.

You must also receive a Franchise Agreement containing all material terms at least five business days before you sign a franchise agreement.

If ZAP Power Systems does not deliver this Offering Circular on time or if it contains a false or misleading statement, or a material omission, a violation of Federal and State law may have occurred and should be reported to the Federal Trade Commission, Washington, D.C. 20580 and the Department of Corporations of the State of California.

The ZAP Power Systems authorizes William D. Evers of Evers & Andelin, LLP at 155 Montgomery Street, Suite 1200, San Francisco, California 94104 to receive service of process for ZAP Power Systems.

         I have received a Uniform Franchise Offering Circular dated _____. This Offering Circular included the following exhibits:

         1. Franchise Agreement
         2. Zone Development Agreement
         3. Audited Balance Sheet

         Dated: __________________________________________

         Franchisee: _____________________________________

                                   APPENDIX 1

THE CALIFORNIA FRANCHISE INVESTMENT LAW REQUIRES THAT A COPY OF ALL PROPOSED AGREEMENTS RELATING TO THE SALE OF THE FRANCHISE BE DELIVERED TOGETHER WITH THE OFFERING CIRCULAR.

                                   APPENDIX 2

A. California Business and Professions Code Sections 20000 through 20043 provide rights to the franchisee concerning termination or non-renewal of a franchise. If the Franchise Agreement contains a provision that is inconsistent with the law, the law will control.

B. i. The Franchise Agreement provides for termination upon bankruptcy. This provision may not be enforceable under federal bankruptcy law (11 U.S.C.A. Sec. 101 et seq.).

       ii. The Franchise Agreement contains a covenant not to compete which extends beyond the termination of the franchise. This provision may not be enforceable under California law.

       iii. The Franchise Agreement requires binding arbitration. The arbitration will occur at San Francisco, California, with the costs being borne as allocated by the arbitrators. This provision may not be enforceable under California law.

       iv. The Franchise Agreement requires application of the laws of the State of California. This provision may not be enforceable under California law.

                               ZAP POWER SYSTEMS

                           ZONE DEVELOPMENT AGREEMENT

THIS ZONE DEVELOPMENT AGREEMENT ("Agreement") is made and entered into this ___ day of _________, 199__ between ZAP Power Systems, a California Corporation, whose present address is 117 Morris Street, Sebastopol, California 95472 (hereinafter "Company" or "Franchisor") and ___________________________________
whose principal  address is  ___________________________________________________
(hereinafter "Developer").

                                    RECITALS

          THIS AGREEMENT sets forth the terms and conditions pursuant to which the Company will license Developer to develop and operate within the Development Zone (as defined in Schedule A attached hereto) "ZAP Electric Vehicle" Outlet utilizing the System and Proprietary Marks (as defined in Franchise Agreement), and certain related matters agreed upon by the parties.

NOW,   THEREFORE,   the  parties,  in  consideration  of  the  undertakings  and commitments of each party the other party set forth herein, hereby agree as follows:

                                    SECTION I

                                     GRANT

A. The Company hereby grants to Developer, pursuant to the terms and conditions of this Agreement, certain development rights ("Development Rights") to establish and operate franchised Shop, and to use the System solely in connection therewith, at specific locations to be designated in separate Franchise agreements executed as provided in Section III A. hereof, and pursuant to the schedule set forth in Exhibit "A" of this agreement (hereinafter "Development Schedule"). Each Outlet developed hereunder shall be located in the zone described in Exhibit "B" of this Agreement (hereinafter "Development Zone").

B. Each Outlet for which a development right is granted hereunder shall be established and operated pursuant to a Franchise Agreement to be entered into between Developer and the Company in accordance with Section III A. hereof.

C. Except as otherwise provided in this Agreement, the Company shall not establish nor franchise anyone other than Developer to establish an Shoppe in the Development Zone during the term of this Agreement, provided Developer is not in default hereunder.

D. This Agreement is not a Franchise Agreement and does not grant to Developer any right to use the Company's Proprietary Marks or System.

E. Developer shall have no right under this Agreement to franchise others under the Proprietary Marks or System.

                                   SECTION II

                                DEVELOPMENT FEE

A. In consideration of the development rights granted herein, Developer shall pay to the Company a Development Fee as set forth on Exhibit "C" hereof once the

Company has fulfilled and performed all of its initial obligations with respect to the Franchise.

B. The Development Fee shall be fully earned by the Company and is non-refundable upon execution of this Agreement, and shall be for administrative and other expenses incurred by the Company and for the development opportunities lost or deferred as a result of the Development Rights granted Developer herein.

                                  SECTION III

             SCHEDULE AND MANNER FOR EXERCISING DEVELOPMENT RIGHTS

A. Prior to Developer's selection of a proposed site for an Outlet, Developer shall submit to the Company for its evaluation and approval, in the form specified by the Company, a description of the site, the terms of the lease or purchase, a market feasibility study for the site and such other information and materials as the Company may reasonably require, together with a letter of intent or other evidence satisfactory to the Company, which confirms Developer's favorable prospects for obtaining the site. The Company shall have fifteen (15) business days after receipt of such information and materials from Developer to approve or disapprove the site in its sole discretion. In the event the Company does not disapprove the site by submitting written notice to Developer within said fifteen (15) business days, such site will be deemed approved by the Company. Developer will then be presented with the Franchise Agreement annexed hereto for execution.

B. Recognizing that time is of the essence, Developer agrees to exercise each of the Development Rights granted hereunder in the manner specified herein, and to satisfy the Development Schedule in a timely manner. Failure by Developer to adhere to the Development Schedule shall constitute a default under this Agreement as provided in Section VIII hereof.

C. Developer shall exercise each Development Right granted herein only by executing a Franchise Agreement for each Outlet at a site approved by the Company in the Development Zone as hereinafter provided, within ten (10) days after receipt of said Franchise Agreement from the Company for the approved site and returning the same to the Company for its execution. The Franchise Agreement for the first Development Right exercised hereunder shall be in the form attached hereto as Exhibit "D". The Franchise Agreement for each additional Development Right exercised hereunder shall be the same form as the Franchise Agreement annexed hereto as Exhibit "D", subject to any non-material changes therein which are required to be made by changes in any applicable law, regulation or ordinance in effect from time to time. In the event the Company does not receive the properly executed Franchise Agreement together with the initial franchise fee, with the appropriate number of copies within said ten
(10) days from delivery thereof to Developer, the Company's approval of the site shall be void and Developer shall have no rights with respect to said site.

D. Developer acknowledges that the approval of a particular site for an Outlet by the Company shall not be deemed to be an assurance or guaranty that the Outlet will operate successfully or at a profit from such site.

E. Developer shall be required to execute each Franchise Agreement and own a minimum of fifty-one percent (51%) of the issued and outstanding stock for each Outlet to be opened pursuant to said Franchise.

                                   SECTION IV

                                    RENEWAL

This Agreement shall not be subject to renewal.

                                   SECTION V

                        TERM AND RIGHT OF FIRST REFUSAL

A. The term of this Agreement shall expire on the required opening date for the last Outlet to be developed and opened in accordance with the Development Schedule attached hereto. Within twelve months prior to the expiration of this Agreement, Franchisor shall reassess the potential of the Development Zone for the five years immediately following the expiration date. If Franchisor concludes that potential for additional Outlet exists within the Development Zone, Franchisor (subject to the provisions of Subparagraphs B. and C. below) shall offer Developer the right to enter into a new Zone Development Agreement having a term not to exceed five (5) years, based on the new Development Schedule established by Franchisor. If Developer believes the new Development Schedule offered by Franchisor is excessive in relation to the potential of the Development Zone, the Developer, before the expiration of the sixty (60) day period (described in Subparagraph C. below) for entering into the new Zone Development Agreement, may request that the issue be reviewed by Franchisor.

B. Initial franchise fees for units to be developed under the Zone Development Agreement shall be one hundred percent (100%) of then current initial franchise fees for individual units and is nonrefundable.

C. Developer must exercise the right to enter into the new Zone Development Agreement by executing such agreement no later than sixty (60) days after it is tendered by Franchisor to the Developer. Franchisor shall be under no obligation to offer Developer a new Zone Development Agreement unless Developer:

       (i) Has timely opened all Outlets in accordance with the Development Schedule set forth in Exhibit "A";

       (ii) Is in compliance with this Agreement and (if applicable its affiliates are in compliance with) the Franchise Agreement and other agreements, if any, for each unit;

       (iii) Qualifies for expansion under Franchisor's then current Guidelines for Multi-unit Development and operations; and

       (iv) Provides Franchisor with a General Release in form and substance acceptable to Franchisor (which release shall include similar general releases from each principal owner), provided, however, that all rights enjoyed by the Developer and causes of action arising in its favor under applicable laws or regulations shall remain in force.

                                   SECTION VI

                            OBLIGATIONS OF DEVELOPER

Developer acknowledges and agrees that:

A. Except as otherwise provided herein, this Agreement includes only the right to select sites for the establishment of Outlet and to submit the same to the Company for its approval in accordance with the terms of this Agreement. This Agreement does not include the grant of a license by the Company to Developer of any rights to use the Proprietary Marks, the System, or to open or operate any Outlet within the Development Zone. Developer shall obtain the license to use such additional rights at each Outlet upon the execution of each Franchise Agreement by both Developer and the Company and only in accordance with the terms of the Franchise Agreement.

B. The Development Rights granted hereunder are personal to Developer and cannot be sold, assigned, transferred or encumbered, in whole or in part, except as set forth in Section X hereof.

C. The Development Rights granted hereunder are nonexclusive and the Company retains the right, in its sole discretion:

          1. To continue to construct and operate other Outlet and to use the System and the Proprietary Marks at any location outside the Development Zone, and to license others to do so.

          2. To develop, use and franchise the rights to any trade names, trademarks, service marks, trade symbols, emblems, signs, slogans, insignia or, copyrights not designated by the Company as Proprietary Marks for the use with different franchise systems for the sale of the different products or services not in connection with the System at any location, on such terms and conditions as the Company may deem advisable and without granting Developer any rights therein.

          3. To develop, merchandise, sell and license others to sell any of the Company's products, proprietary or otherwise, presently existing or to be developed in the future, to the public through grocery and other non-Shoppe Stores in the Development Zone and to use the Proprietary Marks in connection therewith.

          4. To promote or conduct special events within the Development Zone, provided, however, that the opportunity to conduct each special event shall first be offered to Developer in accordance with the terms of any valid and effective Franchise Agreement.

D. Developer has sole responsibility for the performance of all obligations arising out of the operation of his business pursuant to this Agreement, including, but not limited to, the payment when due of any and all taxes levied or assessed by reason of such operation.

E. In all public records, in its relationship with other persons, and in any documents, Developer shall indicate clearly the independent ownership of Developer's business and that the operations of said business are separate and distinct from the operation of the Company's business.

F. Developer shall at all times preserve in confidence any and all materials and information furnished or disclosed to Developer by the Company and Developer shall disclose such information or materials only to such of the Developer's employees or agents who must have access to it in connection with their employment. Developer shall not at any time, without the Company's prior written consent, copy, duplicate, record or otherwise reproduce such materials or information, in whole or in part, nor otherwise make the same available to an unauthorized person.

G. Developer shall comply with all requirements of federal state and local laws, rules and regulations.

H. Developer shall at no time have the right to sub-franchise any of its development rights hereunder.

                                  SECTION VII

                            SERVICES OF THE COMPANY

The Company shall, at its expense, provide the following services:

A. Review the Developer's site selection for conformity to the Company's prototypical standards and criteria for selection and acquisition of sites upon the Company's receipt of Developer's written request for approval thereof.

B. Provide Developer with standard specifications and layouts for the structures, equipment, furnishings, decor and signs identified with the Outlet as the Company makes available to all developers and franchisees from time to time.

C.  Review  of  the  Developer's   site  plan  and  final  build-out  plans  and
specifications for conformity to the construction standards and specifications of the System, upon the Company's receipt of Developer's written request for approval thereof.

D. Conduct such on site evaluation as the Company may, in its sole discretion, deem advisable as part of its evaluation of Developer's request for site approval, provided however, that the Company shall not be required to provide such on site evaluation for any proposed site prior to the Company's receipt of a description of such proposed site and a letter of intent (subject to Company's approval) or other evidence satisfactory to the Company, which confirms Developer's favorable prospects for obtaining the proposed site. If deemed appropriate and if the site requires inspection, the Company may conduct one (1) on site inspection.

E. Provide such other resources and assistance as may hereafter be developed and offered by the Company to its other developers.

                                  SECTION VIII

                            DEFAULT AND TERMINATION

A. The occurrence of any of the following events of default shall constitute good cause for the Company, at its option and without prejudice to any other rights or remedies provided for hereunder or by law or equity, to terminate this
Agreement:

1. If Developer shall, in any respect, fail to meet the Development Schedule.

2. If Developer shall use the System or Proprietary Rights, or any other names, marks, systems, insignia, symbols or rights which are the property of the Company except pursuant to, and in accordance with, a valid and effective Franchise Agreement.

3. If Developer, or persons controlling, controlled by or under common control with Developer, shall have any interest, direct or indirect, in the ownership or operation of any Outlet engaged in the sale of products similar to those permitted to be sold by Developer within the Development Zone or in any Outlet which looks like, copies or imitates the Outlet or operates in a manner tending to have such effect, other than pursuant to a valid and effective Franchise Agreement.

4. If  Developer  shall fail to remit to the  Company any  payments  pursuant to
Section II when same are due.

5. If Developer shall begin work upon any Outlet at any site unless all the conditions set forth in Section III hereof have been met.

6. If Developer shall purport to effect an assignment other than in accordance with Section X hereof.

7. Except as provided in Section X hereof, if Developer attempts to sell, assign, transfer or encumber this Agreement prior to the time that at least twenty-five percent (25%) of the Outlet to be constructed and opened for business in accordance with the Development Schedule are, in fact, open or under construction.

8. If  Developer  makes,  or has made,  any  material  misrepresentation  to the
Company  in  connection  with  obtaining  this  Agreement,   any  site  approval
hereunder, or any Franchise Agreement.

9. If Developer fails to obtain the Company's prior written approval or consent, including but not limited to site approval or site plan approval, as expressly required by this Agreement.

10. If Developer defaults in the performance of any other obligation under this Agreement.

11. If Developer defaults in the performance of any obligation under any Franchise Agreement with the Company, provided such default results in the termination of the Franchise Agreement.

12. If Developer suffers a violation of any law, ordinance, rule or regulation of a governmental agency in connection with the operation of the Outlet, and permits the same to go uncorrected after notification thereof, unless there is a bona fide dispute as to the violation or legality of such law, ordinance, rule or regulation, and Developer promptly resorts to courts or forums of appropriate jurisdiction to contest such violation or legality of such law.

13. If Developer or a shareholder of Developer owning twenty-five percent (25%) or more of Developer's voting stock is convicted in court of a competent jurisdiction of an indictable offense punishable by a term of imprisonment in excess of one (1) year.

14. If Developer, or any person controlling, controlled by or under Common control with Developer, shall become insolvent by reason of inability to pay their debts as they mature; shall be adjudicated a bankrupt; shall file or have filed against any of them a petition in bankruptcy, reorganization or similar proceeding under the bankruptcy laws of the United States; or if a receiver, permanent or temporary, of the business, assets or property of Developer or any such person, or any part thereof, is appointed by a court of competent authority or if Developer, or any such person, requests the appointment of a receiver or makes a general assignment for the benefit of creditors, or if a final judgment against Developer, or any such person, in the amount of $10,000 or more remains unsatisfied on record for sixty (60) days or longer; or if the bank accounts, property or receivables of Developer or any such person are attached and such attachment proceedings are not dismissed within a sixty (60) day period; or if execution is levied against the business or property of Developer or any such person or suit to foreclose any lien or mortgage against any of the Outlet, the premises thereof or equipment thereon is instituted and not dismissed within thirty (30) days.

B. Upon occurrence of any of the events set forth in Section VIII, Paragraph A, the Company may, without prejudice to any other rights or remedies contained in this Agreement or provided by law or equity, terminate this Agreement. Such termination shall be effective thirty (30) days after written notice (or such other notice as may be required by applicable state law) is given by the Company to Developer of any of the events set forth in Section VIII, Paragraph A, Subparagraphs 1 through 14, if such defaults are not cured within such period. However, at the sole discretion of the Company, termination shall be effective immediately, without notice and without necessity of further action by the Company, upon occurrence of any of the events specified in Section VIII, Paragraph A, Subparagraphs 1 or 2, except where prohibited by an applicable state or federal law in which case this Agreement shall be terminated only in accordance with the provisions of any such law.

C. Developer shall have the right to terminate this Agreement upon thirty (30) days written to the Company.

                                   SECTION IX

                 DEVELOPER'S OBLIGATIONS FOLLOWING TERMINATION

A. Upon termination of this Agreement becoming effective for any reason, or upon expiration to the term hereof, Developer agrees as follows:

1. To cease  immediately  any  attempts  to select  sites on which to  establish
Outlet.

2. To cease immediately to hold itself out in any way as a Developer of the Company or to do anything that would indicate a relationship between it and the Company.

B. Termination of this Agreement shall not affect the rights of Developer to operate Outlet in accordance with the terms of any Franchise Agreement with the Company executed prior to the termination of this Agreement until and unless such Franchise Agreement, or any of them, are terminated in accordance their terms, renewed or expire.

C. No right or remedy herein conferred upon or reserved to the Company is exclusive of any other right or remedy provided by law.

                                   SECTION X

                          TRANSFERABILITY OF INTEREST

A. This agreement is personal to Developer and Developer shall neither sell, assign, transfer nor encumber this Agreement, the Development Rights, or any other interest hereunder, nor suffer or permit any such assignment, transfer or encumbrance to occur directly, indirectly or contingently by agreement or by operation of law without prior written consent of the Company. Developer understands that this agreement may not be pledged, mortgaged, hypothecated, given as security for an obligation or in any manner encumbered. The assignment or transfer of any interest, except in accordance with this Paragraph, shall constitute a material breach of this Agreement.

B. In the event that Developer is a corporation or desires to conduct business in a corporate capacity, said corporation or assignee corporation of any of Developer's rights under this Agreement to a corporation must receive the prior written approval of the Company and Developer agrees to comply with the provisions hereinafter specified including, without limitation, restriction on the number of shareholders of the corporation or assignee corporation and, where appropriate in the Company's discretion, personal guarantees by one or more shareholders of all of the obligations of said corporation or assignee corporation to the Company and other parties designed by the Company. The corporation or assignee corporation shall not engage in any business activities other than those directly related to the operation of the Outlet(s) pursuant to the terms and conditions of the Franchise Agreements with the Company; and all assets related to the operation of the Outlet(s) shall be held by the corporation or assignee corporation. There shall be no transfer fee charged by the Company if such assignment to a corporation is made within 90 days after the execution of this agreement.

C. If Developer is a corporation or if Developer's rights hereunder are assigned to a corporation, the Developer, or those individuals disclosed on Exhibit "E" attached hereto, shall be the legal and beneficial owner of not less than fifty-one percent (51%) of the outstanding stock of said corporation and shall act as such corporate principal officer. The assignment to a corporation will not relieve Developer of personal liability to the Company for performance of any of the obligations under this Agreement . Any subsequent transfer of voting rights of the stock of the corporation or assignee corporation, and any transfer or issuance of shares of the corporation or assignee corporation shall be subject to the Company's prior written approval. The Company agrees that it will not reasonably restrict the issuance or transfer of shares of stock, provided that Developer complies with the provisions of this Section X, and provided that in no event shall any share stock of such corporation or assignee corporation be sold, transferred or assigned to a business competitor of the Company. The articles of incorporation and bylaws of the corporation or assignee corporation shall reflect that the issuance and transfer of shares of stock are restricted, and all stock certificates shall bear the following legend, which shall be printed legibly and conspicuously on each stock certificate:

"The transfer of this stock is subject to the terms and conditions of a Zone Development Agreement with ZAP Power Systems dated _____________________. Reference is made to said Zone Development Agreement and related Franchise Agreement and to restrictive provisions of the charter and bylaws of this corporation".

D. The corporation or assignee corporation's corporate records shall indicate that a stop transfer order shall be in effect against the transfer of any stock, except for transfers permitted by this Section X. In addition to the foregoing, the stock of such corporation or assignee corporation shall not be publicly sold or traded without the prior express written consent of the Company which shall be given at the sole discretion of the Company. In the event the Company approves a public offering of the Developer, Developer shall present offering circular or prospectus to the Company for its review within a reasonable time prior to such offering becoming effective. In no event shall Developer offer its securities by use of the "Proprietary Marks" or any name deceptively similar thereto; however, Developer may make appropriate reference to the fact the Developer has a development agreement with the Company. Developer shall not relinquish control of the new public company without the prior written consent of the Company. Developer agrees to indemnify and hold Franchisor harmless from and against any claims, suits, actions or otherwise which arise out of or from such public offering.

E. In the event of the death, disability or permanent incapacity of Developer, the Company shall consent to the transfer of all of the interest of Developer to Developer's spouse, heirs or relatives, by blood or marriage, or if this Agreement was originally executed by more than one party, then to the remaining party who originally executed this Agreement, whether such transfer is made by Developer's last will and testament or operation of law, provided that the requirements of Section X hereof have been met. In the event that Developer's heirs do not obtain the consent of the Company as prescribed herein, the personal representative of Developer shall have a reasonable time to dispose of Developer's interest hereunder, which disposition shall be subject to all the terms and conditions for transfers under this Agreement.

F. Developer has represented to the Company that he is entering into this Agreement with the intention of complying with its terms and conditions and not for the purpose of resale of the Development Rights hereunder. Therefore, Developer agrees that any attempt to assign this Agreement, prior to the time that at least twenty-five percent (25%) of the Outlet(s) to be constructed hereunder are opened or under construction, shall be deemed to be an event of default hereunder except in the event of a transfer to a corporation pursuant to
Section X, Paragraphs B and C hereof.

G. Except as provided in Section X, Paragraph D, if Developer receives from a third person and desires to accept a bona fide written offer to purchase its business, i.e. one hundred percent (100%) of the Development Rights and interest, the Company shall have the option, exercisable within thirty (30) days after receipt of written notice setting forth the name and address of the prospective purchaser, the price and terms of such offer, a copy of such offer and the other information set forth in this Section X, Paragraph E, to purchase such business, Development Rights and interests, including Developer's right to develop sites within the Assigned Zone on the same terms and conditions as offered by said third party. In order that the Company may have information sufficient to enable it to determine whether to exercise its option, the Company may require Developer to deliver to the Company certified financial statements as of the end of Developer's recent fiscal year and such other information about the business and operations of Developer as the Company may request. If the Company declines, or does not accept the offer in writing within thirty (30) days, Developer may, within thirty (30) days from the expiration of the option period, sell assign and transfer it business, Development Rights and interest to said third party, provided the Company has consented to such transfer as required by this Section X. Any material change in the terms of the offer prior to closing of the sale to such third party shall constitute a new offer, subject to the same rights of first refusal by the Company or its nominee as in the case of an initial offer. Failure by the Company to exercise the option afforded by this Paragraph shall not constitute a waiver of any other provision of this Agreement, including the requirements of this Section with respect to the proposed transfer.

H. Developer acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the Development Rights, the System and the Proprietary Rights, as well as the Company's reputation and image, and are for the protection of the Company, Developer and other developers. Any assignment or transfer permitted by this Section X shall not be effective until the Company receives a completely executed copy of all transfer documents, and the Company consents in writing thereto.

I. Except as provided in this section the Company agrees not to unreasonably withhold its consent to a sale, assignment or transfer by Developer hereunder. Consent to such transfer otherwise permitted or permissible as reasonable may be refused unless:

          1. All  obligations of the Developer  created by this  Agreement,  all
other  franchise  documents,   including  all  Franchise  Agreements,   and  the
relationships created hereunder are assumed by the transferee.

          2. All ascertained or liquidated debts of Developer to the Company or its affiliated or subsidiary corporations are paid.

          3. Developer is not in default hereunder.

          4. The Company is reasonably satisfied that the transferee meets all of the requirements of the Company for new developers, including but not limited to, good reputation and character, business acumen, operational ability, management skills, financial strength and other business considerations.

          5. Transferee executes or, in appropriate circumstances, causes all necessary parties to execute, the Company's standard form of Zone Development Agreement, Franchise Agreements for all Outlet open or under construction hereunder, and such other then current ancillary agreements being required by the Company of new developers on the date of transfer.

          6. Developer executes a general release under seal, in a form satisfactory to the Company, of any and all claims against the Company, its officers, directors, employees and principal stockholders provided however, that all rights enjoyed by the Developer and only causes of action arising in its favor from the provisions law and regulations shall remain in force.

          7. Developer or transferee pays to the Company a transfer fee in an amount equal to twenty-five percent (25%) of the Development Fee paid by Developer to cover the Company's reasonable costs in affecting the transfer and in providing training and other initial assistance to transferee.

          8. All shareholders of transferee, if transferee is a corporation, shall personally guaranty the fill payment and performance of transferee corporation's obligations and other arrangements satisfactory to the Company relative to such payment and performance, subject to Subparagraph N.2 of this
Section X below;

                                                                              l0

J. In the event of the death of Developer, or any principal owner thereof, at any time during the term this Agreement, the legal representative of Developer or such principal owner, together with all surviving principal owners, if any, jointly, shall, within three (3) months of Such event, apply in writing, for the right transfer this Agreement, or the interest of the deceased principal owner in this Agreement, to such person or persons as the legal representative may specify. Such transfer shall be approved by Franchisor upon the fulfillment of all of the conditions set forth herein, except that no transfer fee, upgrade requirements, or rights of first refusal shall be required if the proposed transferee is a beneficiary or heir of Developer or such principal owner. If the legal representative and all surviving principal owners, if any, do not comply with the aforesaid provisions or do not propose a transferee in accordance with the foregoing, all rights licensed to Developer under this Agreement shall terminate forthwith and automatically revert to Franchisor.

K. The Company's consent to a transfer of any interest in Developer or in the development rights pursuant to this Section shall not constitute a waiver of any claims it may have against the transferring party nor shall it be deemed a waiver of the Company's right to demand exact compliance with any of the terms this Agreement by the transferee.

L. The Company shall have the right to transfer or assign all or any part of its rights or obligations herein to any person or legal entity provided such person or legal entity agrees to be bound by all of the terms and conditions of this Agreement and, upon request, Developer shall provide, in a form prepared by the Company, an estopped letter which recites the fact that this Agreement is in full force and effect, etc.

M. This Agreement shall inure to the benefit of the Company, its successors and assigns and the Company shall have the right to transfer or assign all or any part of its interest herein to any person or legal entity, provided such transferee agrees to perform all of the Company's obligations hereunder.

N. Notwithstanding anything contained in this Agreement to the contrary the parties hereto agree as follows:

          1. If applicable, certain of Developer's minority owners who hold interests of twenty percent (20%) less of the equity in Developer need not obtain Franchisor's approval or consent to their assignment, sale or other transfer of their equity interests in Developer, nor shall such assignment, sale or transfer be subject to any right of first refusal, upgrading of units, payment to Franchisor of a transfer fee or any other conditions precedent to Franchisor's consent to any transfer hereunder so long as: (a) each minority owner exercises or holds (alone or in combination with others) no right to exercise voting power or management control or direction over Developer or any aspect of Developer's business; and (b) each such minority owner has not been exposed to and has not been permitted access to Franchisor's trade secrets or Confidential Information as defined in any Franchise Agreement between Developer or its affiliate and Franchisor (and one or more principal owners confirms such facts in writing to Franchisor prior to consummation of any such transfer), except that if any such minority owner has had access to or been exposed to such secrets or information, then such minority owner promptly shall execute an agreement which:

          (i) Prohibits disclosure or use of Franchisor's trade secrets and confidential information.

           (ii) Contains a non-competition covenant similar in scope to that contained in the form of Franchise Agreement attached hereto as Exhibit "D", all in a form reasonably satisfactory to Franchisor, and may not so assign, sell or transfer without having done so. The principal owners who execute this Agreement shall manage Developer's business and affairs in such a manner that all of the Developer's minority owners comply with the foregoing.

          Further, except as otherwise provided herein, so long as Developer and all principal owners comply with this Agreement and so long as such principal owners retain all voting rights in Developer and ownership of not less than fifty-one percent (51%) of the equity in Developer, Developer may arrange for the grant or issuance of equity interests in Developer to minority owners who each may hold or control, directly or indirectly, not more than twenty percent (20%) of such equity without first obtaining Franchisor's advance written consent therefor.

          2. Notwithstanding anything to the contrary contained in this Agreement, if applicable, promptly following their execution of this Agreement, the principal owners also shall execute such documentation as Franchisor may reasonably request to place voting control and management control over the business of Developer in the hands of the survivor of them, in the event all but one of them dies, irrespective of who succeeds to ownership of each deceased person's interest in Developer under such circumstances. Section X Paragraph J shall not apply to the death of any other person or to the first to die of them so long as the preceding condition is satisfied and the voting and management control over the business of Developer resides, in Franchisor's reasonable opinion, in one of such principal owners and so long as one of them actively manages business and affairs of Developer.

           3. Developer must notify Franchisor in writing and in advance as to the identity of any proposed principal owners and minority owners with whom Developer may wish to do business hereunder. All principal owners and all minority owners holding twenty percent (20%) or more of the equity in any entity contemplated hereunder first must be approved as suitable owners by Franchisor which approval will not be unreasonably withheld. Developer shall provide Franchisor, with such information and documentation as it may reasonably request to determine such suitability. Franchisor shall notify Developer of its approval or disapproval with five business days of its receipt of such documentation and information. All proposed principal owners must execute the applicable Franchise Agreement as a principal owner. Further, each minority owner must execute agreement containing nondisclosure and non-competition covenants, in such form as Franchisor may reasonably require, but in any event similar in scope to those referenced in paragraphs above which covenants shall apply if such owner has been permitted access to or has been exposed to Franchisor's trade secrets or confidential information, which one or more of the principal owners who execute this Agreement shall confirm or deny in writing promptly, following a request of Franchisor. Notwithstanding anything to the contrary contained in this Agreement, or in any other agreement involving Developer or its affiliate, neither Developer nor its affiliate may enter into any arrangement or agreement with such a minority owner which does not satisfy Section X above in all respects. No such transfer of interest to a minority owner alone shall be deemed a transfer of an interest hereunder.

           4. In addition to the other requirements of this transfer paragraph, in the event Developer or a direct or indirect owner of Developer prepares or participates in the preparation of any written materials in connection with a private or public offering of any interest in Developer or its affiliate, all materials required for such offering by federal and state law shall be submitted to Franchisor for review prior to the date filed with any government agency and any materials to be used in any exempt offering shall be submitted to Franchisor for review prior to their use. No such offering shall imply that Franchisor is participating as an underwriter, issuer or offeror of Developer's, such affiliate's or Franchisor's securities; and Franchisor's review of any offering shall be limited to the subject of the relationship between Developer and the subject of the relationship between Developer and Franchisor. Developer and the other participants in the offering shall fully indemnify Franchisor in connection with the Offering.

          5. Notwithstanding anything to the contrary above or herein, it is contemplated that Developer, in connection with the initial financing of the establishment of the Developer's Outlet, its business and operations, will be required to provide a bank or financial institution with a security interest in substantially all of its assets, including a pledge of this Agreement and Developer's common stock or other equity. Franchisor will not have a right of first refusal in connection with Developer's giving of such security interest. Further, Franchisor's consent to the giving of such security interest and/or pledge of stock or other equity will be granted so long as Developer (and its affiliates, if applicable) is in compliance with this agreement as well as all other agreements with Franchisor, the security interest in the assets of any particular Outlet is given in order to facilitate the financing of the development of such unit or other Shop and subject to the following:

          In connection with the pledge of this Agreement, any lease (or similar agreement) in respect any premises for and/or the stock (or other equity) of Developer, Developer's bank or financial institution must agree to the reasonable satisfaction of Franchisor that: (i) it will notify Franchisor reasonably promptly of any defaults by Developer of any of Developer's obligations in connection with any loan made to Developer; (ii) if it seeks to reassign or transfer the stock of Developer and/or Developer's interest in this Agreement or the business conducted hereunder to a third party, such third party must meet Franchisor's then current criteria for its area developers to Franchisor's satisfaction (but Franchisor shall exercise reasonableness in making this determination) and the other conditions set forth herein in connection with obtaining Franchisor's consent before an assigmnent or transfer shall apply; and (iii) if, regarding the premises for any Outlet, Developer must give it a security interest in the lease(s) for such premises, then: (a) such security interest(s) must be given solely to facilitate the development of that or another Outlet of Developer (b) the bank or financial institution must agree; with respect to such lease(s) to furnish Franchisor with a right of first refusal (exercisable on not less than thirty days written notice to Franchisor) to take over the lease by agreeing to be bound by the original terms and conditions thereof.

                                   SECTION XI

                                   COVENANTS

A. Developer specifically acknowledges that, pursuant to this Agreement, Developer will receive valuable training and confidential information, including, without limitation, assembly guidelines and instructions, information regarding the marketing methods and techniques of the Company and the System. Developer covenants that during the term of this Agreement except as otherwise approved in writing by the Company, Developer and persons controlling, controlled by or under common control with Developer, shall not, either directly or indirectly, for itself or through, on behalf of or in conjunction with any person, persons or legal entity:

          1. Divert or attempt to divert any business or client of the franchised business to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly any other act injurious or prejudicial to the goodwill associated with the Proprietary Marks and the System.

          2. Employ or seek to employ any person who is at the time employed by the Company or by any other franchisee or developer of the Company, or otherwise directly or indirectly induce or seek to induce such person to leave his or her employment thereat.

          3. Own, maintain, advise, help, invest in, make loans to, be employed by, engage in or have any interest in any Outlet (including any business operated by Developer prior to entry into this Agreement) specializing, in whole or in part, in the sale of the Proprietary Products both on a retail and wholesale basis and/or operating similar Outlet concept selling those food items by the Company or any of its franchisees or which Developer may be authorized to offer in connection with the Franchised Business.

B. Developer covenants that except as otherwise approved in writing by the Company, Developer shall not, for a continuous and uninterrupted period commencing upon the expiration or termination of this Agreement, and continuing for two (2) years thereafter (and, in case of any violation of this covenant, for two (2) years after the violation ceases), either directly or indirectly, for himself or herself, or through, on behalf of or in conjunction with any person, persons, partnership or corporation, own, maintain, advise, help, invest in, make loans to, be employed by, engage in or have any interest in any business other than the franchised business specializing, in whole or in part, in providing the sale of the Proprietary Products both on a retail and wholesale basis and or operating a similar concept selling those food items sold by the Company and its franchisees or any other type of service which Developer may be authorized to offer in connection with the Franchised Business which is located:

1. Within the Development Area, or

2. Within a radius of ten (10) miles of the location of any Franchised Business;

3. Within a radius of ten (10) miles of the location of any other business using the System whether franchised or owned by the Company.

C. Subsections A.3 and B. of this Section shall not apply to ownership by Developer of less than a five percent (5%) beneficial interest in the outstanding equity securities of any corporation which is registered under the Securities Exchange Act of 1934.

D. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Section XI is held unreasonable or unenforceable by a court or agency having valid jurisdiction in any unappealed final decision to which the Company is a party, Developer expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Section XI.

E. Developer understands and acknowledges that the Company shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in Subsection A and B of this Section XI or any portion thereof, without Developer's consent, effective immediately upon receipt by Developer of written notice thereof, and Developer agrees that it shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Section XXV hereof.

F. Developer expressly agrees that the existence of any claim it may have against the Company, whether or not arising from this Agreement, shall not constitute a defense to the enforcement by the Company of the covenants in this
Section XI.

G. Developer acknowledges that any failure to comply with the requirements of this Section XI would cause the Company irreparable injury for which no adequate remedy at law may be available, and Developer hereby accordingly consents to the Company seeking injunctive relief prohibiting any conduct by Developer in violation of the terms of this Section XI. The Company may further avail itself of any other legal or equitable rights and remedies which it may have under this Agreement or otherwise.

H. At the Company's request, Developer shall require and obtain the execution of covenants similar to those set forth in this Section XI (including covenants applicable upon the termination of a person's relationship with Developer) from any or all of the following persons:

          1. All Outlet managers of Developer and any other personnel employed by Developer who have received training from the Company;

          2. All officers, directors and holders of a beneficial interest of five percent (5%) or more of the securities of Developer and or any corporation directly or indirectly controlling Developer if Developer is a corporation; and

          3. The general partners and any limited partners (including any corporation, and the officers, directors and holders of a beneficial interest of five percent (5%) or more of the securities of any corporation which controls directly or indirectly any general or limited partner) if Developer is a partnership.

          Each covenant required by this Subsection H. shall be in a form satisfactory to the Company, including, without limitation, specific identification of the Company as a third party beneficiary of such covenants with the independent right to enforce them. Failure by Developer to obtain execution of a covenant required by this Subsection H. shall constitute a default under Section VIII hereof.

I. During the term of this Agreement, an officer or agent of the Company shall have the right to inspect any Outlet in which Developer has an interest at reasonable times during normal business hours to the extent reasonably necessary to determine whether conditions of this Section XI are being satisfied. If, by reason of such inspections or otherwise, the Company has reason to believe that Developer is not in full compliance with the terms of this Section, the Company shall give notice of such default to Developer specifying the nature such default. If Developer denies that it is in default hereunder, as specified by the Company, it shall have burden of establishing that such default does not exist and shall give notice to the Company of its position within ten (10) days of receipt of the notice from the Company. Unless Developer so denies such default, it shall immediately take all steps to cure said default in a manner satisfactory to the Company.

                                  SECTION XII

                             SUBSTITUTION OF OUTLET

Except where substitution may conflict with third party contracts, Developer may, with Franchisor's prior written consent, close any Outlet opened hereunder and substitute therefor another Outlet of the same type at a location within the Development Zone approved by Franchisor. The new Outlet must open within one (1) year following the closing of the old Outlet. Upon Franchisor's approval of the location for the new Outlet, Developer shall execute a new Franchise Agreement and related agreements for the new unit on the form of Franchise and related agreements then required by Franchisor. Before the new Outlet opens, Developer shall reimburse Franchisor for Franchisor's out of pocket expenses, if any, incurred in assisting Developer to develop the new unit and in approving the new Outlet. lithe term of the Franchise Agreement for the new Outlet shall be the unexpired term of the Franchise Agreement for the closed Outlet with no increase in fees; however, Developer must spend the $5,000 grand opening advertising budget. If Franchisor, at the request Developer, in Franchisor's sole and absolute discretion, grants Developer a new Franchise Agreement for a term longer than the unexpired term of the Franchise Agreement for the closed Outlet, Developer shall pay to Franchisor, upon the execution of the new Franchise Agreement, Franchisor's then current Initial Franchise Fee prorated for the extended term.

                                  SECTION XIII

                              LIMITED EXCLUSIVITY

A. In the event Developer opens each Outlet in accordance with the Development Schedule set forth in Schedule A. and additionally, has complied with and has not breached or defaulted under provisions of this Agreement and, additionally, Developer has complied with and has not breached or defaulted under the provisions of the Franchise Agreement and other agreements, if any, for each unit and continues to be qualified for expansion under Franchisor's then current Guidelines for Multi-Unit Development and operations then, during the term of this Agreement, Franchisor shall not operate or franchise any new ZAP Electric Vehicle Outlets within the Development Zone Area, except as set forth in Paragraph XIII B. below.

B. From time to time during the term of this Agreement, special distribution opportunities (excluding short term special athletic and outdoor recreational event opportunities) may arise within the Development Area that are not available to Developer. Examples of such special distribution opportunities include, but are not limited to, utility company promotions, donations, etc. Franchisor shall have the right to pursue such special distribution opportunities either directly or by franchising to Developer or to others. If however, any such opportunity is available for Franchisor to franchise to Developer, and if Developer meets the conditions set forth in Paragraph XIII A above, then Franchisor shall first offer Developer the right to enter into Franchise and other agreements required by Franchisor with respect to such opportunity. Such right of first refusal shall expire forty-five (45) days after Franchisor offers the same to Developer in the event all such required documents have not been executed by Developer and delivered to Franchisor within such forty-five (45) day period. The rights reserved to Franchisor hereunder are intended to ensure that distribution within the Development Zone Area is maximized.

C. If, during the term of this Agreement, Franchisor grants a franchise to a third party within the Development Zone Area or operates directly within the Development Zone Area pursuant to the rights reserved to Franchisor under Paragraph XIII B., then Franchisor will offer to Developer one or more alternatives depending on the extent, if any, to which Franchisor, in its sole and absolute discretion, determines that the potential number of Shop available for Developer to develop within the Development Zone Area has been or is likely to be diminished by reason of Franchisor's activities within the Development Zone Area Such alternatives may include extending the term of the Development Schedule, reducing the initial franchise fees payable by Developer for Outlet, changing the number of Outlet, expanding the Development Zone Area or such other alternative, as Franchisor determines to be appropriate under the circumstances. If Developer does not accept the alternative offered by Franchisor, Developer may request that the issue be reviewed by the Franchisor. If Developer accepts the alternative offered by Franchisor, Developer shall execute agreements prepared by Franchisor to implement the arrangement within thirty (30) days after the agreements have been submitted to Developer; otherwise, Franchisor's offer shall be deemed withdrawn. Franchisor shall be under no obligation to offer alternatives to Developer if Developer has failed to open units in accordance with the Development Schedule set forth in Schedule A. or is not in compliance with this Agreement and the Franchise Agreement and other agreements, if any, for each unit.

                                   SECTION XIV

                                    NOTICES

Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered or mailed by certified or registered mail, return receipt requested, to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

         Notices to the Company: ZAP POWER SYSTEMS
                     ATTENTION: Gary Starr
                     117 Morris Street
                     Sebastopol, CA 95472

        Notice to the Developer:   _________________________________________

                                   _________________________________________

                                   _________________________________________

Any notice by certified or registered mail shall be deemed to have been given at the date and time of mailing.

                                   SECTION XV

                   INDEPENDENT CONTRACTOR AND INDEMNIFICATION

A. It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of the other for any purpose whatsoever. Each party to this Agreement is an independent contractor, and neither shall be responsible the debts or liabilities incurred by the other.

B. Developer shall hold itself out to the public to be an independent contractor operating pursuant to this Agreement. Developer agrees to take such actions as shall be necessary to that end.

C. Developer understands and agrees that nothing in this Agreement authorizes Developer to make any contract, agreement, warranty or representation on the Company's behalf, or to incur any debt or other obligation in the Company's name, and that the Company assumes no liability for, nor shall it be deemed liable by reason of, any act or omission of Developer or any claim or judgment arising therefrom. Developer shall indemnify and hold the Company and the Company's officers, directors, and employees harmless against and all such claims arising directly or indirectly from, as a result of, or in connection with Developer's activities hereunder, as well as the cost, including reasonable attorney's fees, of defending against them, except that the foregoing shall not apply to infringement actions regarding the Proprietary Marks which are caused solely by actions of the Company or actions caused by the negligent acts of the Company or its agents.

                                  SECTION XVI

                                   APPROVALS

A. Whenever this Agreement requires the prior approval or consent of the Company, Developer shall make a timely written request to the Company therefor, and, except as otherwise provided herein, any approval or consent granted shall be in writing.

B. The Company makes no warranties or guarantees upon which Developer may rely and assumes no liability or obligation to Developer or any third party to which it would not otherwise be subject, by providing any waiver, approval, advise, consent or services to Developer in connection with this Agreement, or by reason of any neglect, delay or denial of any request therefor.

                                  SECTION XVII

                                   NON-WAIVER

No failure of the Company to exercise any power reserved to it under this Agreement or to insist upon compliance by Developer with any obligation or condition in this Agreement, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of the Company's rights to demand exact compliance with the terms of this Agreement. Waiver by the Company of any particular default shall not affect or impair the Company's right with respect to any subsequent default of the same or of a different nature; nor shall any delay, forbearance or omission of the Company to exercise any power or right arising out of any breach or default by Developer of any of the terms, provisions or covenants of this Agreement affect or impair the Company's rights; nor shall such constitute a waiver by the Company of any rights hereunder or rights to declare any subsequent breach or default.

                                 SECTION XVIII

                         SEVERABILITY AND CONSTRUCTION

A. Each covenant and provision of this Agreement shall be construed as independent of any other covenant or provision of this Agreement. The provisions of this Agreement shall be deemed severable.

B. If all or any portion of a covenant or provision of this Agreement is held unreasonable or unenforceable by a court or agency having valid jurisdiction in a decision to which the Company is a party, Developer expressly agrees to be bound by any lesser covenant or provision imposing the maximum duty permitted law which is subsumed within the terms of such covenant or provision, as if that lesser covenant or provision were separately stated in and made a part of this Agreement.

C. Nothing in this Agreement shall confer upon any person or legal entity other than the Company or Developer, and such of their respective successors and assigns as may be contemplated by Section X hereof any rights or remedies under or by reason of this Agreement.

D. All captions in this Agreement are intended solely for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

E. All references herein to gender and number shall be construed to include the masculine, feminine, neuter, or plural, where applicable, and all acknowledgments, promises, covenants, agreements, and obligations herein made or undertaken by Developer shall be deemed jointly and severally undertaken by those executing this Agreement on behalf of Developer.

F. This Agreement may be executed in triplicate and each copy so created shall be deemed to be an original.

                                  SECTION XIX

                        ENTIRE AGREEMENT APPLICABLE LAW

This Agreement, the documents referred to herein and the Exhibits attached hereto, constitute the entire, full and complete agreement between the Company and Developer concerning the subject matter hereof and supersede any and all prior agreements. No amendment, change or variance from this Agreement shall be binding on either party unless mutually agreed to by the parties and executed by their authorized officers or agents in writing. This Agreement shall be interpreted and construed under the laws of the State of California, and the parties hereto submit to the jurisdiction of all courts located within the State of California.

                                   SECTION XX

                               TIMELY PERFORMANCE

Developer hereby acknowledges that its timely development of the Outlet in the Development Zone in accordance with the Development Schedule is of material importance to the Company and Developer. Developer agrees, as a condition of the continuance of the rights granted hereunder, to develop and open Outlet within the Development Zone in accordance with the Development Schedule, to operate such Outlet pursuant to the terms of the Franchise Agreements and to maintain all such Outlet in operation continuously. The Company agrees to diligently act upon any request of or approval from Developer and any material delay in Developer's ability to meet the Development Schedule which is directly caused by the Company's failure to act diligently upon a request for approval shall not constitute a default hereunder. Further, a failure or delay in performance by any party to this Agreement shall not be a default hereunder if such failure or delay arises out of or results from a force majeure, which for purposes of this Agreement shall be defined as fire, earthquake or other natural disasters or acts of a public enemy, war, rebellion or sabotage.

                                  SECTION XXI

                                  ARBITRATION

A. In the event any party is required to employ legal counsel or to incur other reasonable expenses to enforce any obligation of another party hereunder, or to defend against any claim, demand, action, or proceeding by reason of another party's failure to perform any obligation imposed upon such part by this Agreement, and provided that legal action is filed by or against the first party and such action or the settlement thereof establishes the other party's default hereunder, then the prevailing party shall be entitled to recover from the other party the amount of all reasonable attorney's fees of such counsel and all other expenses reasonably incurred in enforcing such obligation or in defending against such claim, demand, action, or proceeding, whether incurred prior to or in preparation for or contemplation of the filing of such action thereafter.
Nothing contained in this Paragraph shall relate to arbitration proceedings pursuant to this Agreement.

B. Except as otherwise specifically provided in this Agreement, the parties agree that all contract disputes that cannot be amicably settled shall be determined solely and exclusively by arbitration under the Federal Arbitration Act as amended and in accordance with the rules of the American Arbitration Association or any successor thereof. Arbitration shall take place at an appointed time and place in the State of California.

C. Each party shall select one arbitrator (who shall not be counsel for the party), and the two so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven (7) days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen (14) days after arbitration is requested, then an arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either party. Judgment upon any award of the majority of the arbitrators shall be binding and shall be entered in a court of competent jurisdiction. The award of the arbitrators may grant any relief which might be granted by a court of general jurisdiction, including, without limitation by reason of enumeration, award of damages (but excluding injunctive relief), and may, in the discretion of the arbitrators, assess, in addition, the costs of arbitration, including the reasonable fees of the arbitrators and reasonable attorney's fees, against either or both parties, in proportions as the arbitrators shall determine.

D. Nothing herein contained shall bar the right of either party to seek and obtain temporary and permanent injunctive relief from a court of competent jurisdiction consistent in accordance with applicable law against threatened conduct that will in all probability cause loss or damage to Developer or Franchisor.

E. It is the intent of the parties that any arbitration between the Developer and the Company regarding claim of Developer shall be of Developer's individual claim and that no such claim subject to arbitration shall be arbitrated on a class-wide basis.

F. Developer shall not assert any claim or cause of action against Franchisor, its officers, directors, shareholders, employees or affiliates after one year following the event giving rise to such claim or cause of action.

                                  SECTION XXII

                                ACKNOWLEDGMENTS

A. Developer acknowledges that the success of the business venture contemplated by this agreement involves substantial business risks and will be totally and completely dependent upon the ability of Developer as an independent business person. The Company expressly disclaims the making of, and Developer acknowledges not having received, any warranty or guarantee, express or implied, as to the potential volume, profits or success of the business venture contemplated by this Agreement.

B. Developer acknowledges having received, read and understood this Agreement, the Exhibits attached hereto and agreements relating hereto, if any, and the Offering Prospectus delivered simultaneously herewith, and the Company has accorded Developer ample time and opportunity to consult with advisors of Developer's own choosing about the potential risks of entering into this Agreement.

C. Developer acknowledges that he, she or it, whichever the case, received a complete copy of this Agreement, the Exhibits hereto and agreements relating hereto, if any, at least five (5) business days prior the date on which this Agreement was executed. Developer further acknowledges having received the disclosure, document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" least ten (10) business days prior to the date on which this Agreement was executed.

                                  SECTION XXIII

                                 EFFECTIVE DATE

This Agreement shall be effective as of the date it is executed by the Company

IN WITNESS WHEREOF, the parties hereto have duty executed, sealed and delivered Agreement in triplicate on the day and year first above written.


----------------------------------------             ---------------------------
ZAP POWER SYSTEMS                                    WITNESS

By: ____________________________________

Date: __________________________________


----------------------------------------             ---------------------------
DEVELOPER                                            WITNESS

                               ZAP POWER SYSTEMS

                                  EXHIBIT "A"

                              DEVELOPMENT SCHEDULE

          THE AGREEMENT authorizes and obliges Franchisee to establish and operate ( ) Outlet pursuant to a Franchise Agreement for each Outlet. The following Developer's Development Schedule:

Cumulative Total Number of
Outlets for which Developer
Shall have an Executed
Franchise Agreement

By: _______________________________________

___________________________________________
(Date)

(Refer to Sections I A., III A. and III B. of Agreement)

                               ZAP POWER SYSTEMS

                                  EXHIBIT "B"

                                DEVELOPMENT ZONE

The following describes the Development Area within which Developer may locate Outlet under this Agreement:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(Refer to Section I.A. of Agreement)

                               ZAP POWER SYSTEMS

                                  EXHIBIT "C"

                                DEVELOPMENT FEE

A. Number of Units:

B. Initial Franchise Fees:

UNITS           PER UNIT            # OF UNITS                  TOTAL


TOTAL INITIAL FRANCHISE FEES

Total Initial Franchise Fees are a payable in full even if some or all of the units to which they relate do not open.

Initial Franchise Fee Payment Schedule

One full Franchise Fee payable for the first ten stores and a percentage of the then current franchise fee to be negotiated of each additional Franchise Fee upon execution of Agreement:

The remaining installment of each initial franchise fee shall be payable upon the earlier of the date of execution of the franchise agreement for each such Outlet or the required opening date for each such Outlet as set forth below, but only to the extent applicable for the number of Outlet set forth in 1. A. above. In any event, however, such installment must be signed before commencement of construction of any such Outlet.

1). Notwithstanding the provisions of "B" and "C" above, until the Franchisor had five (5) open and operating franchises, the fees provided above shall not be payable until the opening of each respective stores in a Zone arrangement. After the Franchisor has at least five (5) open and operating franchises, the Zone franchise fees shall be paid upon the execution of the Zone Agreement, unless said agreement provides otherwise.

The initial franchise fee is not due until Franchisor has fulfilled and performed all of its initial obligations to the Franchisee.

                               ZAP POWER SYSTEMS
                                   EXHIBIT D
                              FRANCHISE AGREEMENT

SEE ATTACHED FORM OF AGREEMENT

                               ZAP POWER SYSTEMS

                                   EXHIBIT E

                    TRANSFER OF A FRANCHISE TO A CORPORATION

The undersigned, an Officer, Director and Owner of a majority of the issued and outstanding voting stock of the corporation set forth below and the Franchisee of the Outlet under a Franchise Agreement executed on the date set forth below, between himself or herself and ZAP POWER SYSTEMS, as a Franchisor, granting him or her a franchise to operate at the location set forth below and the other undersigned Directors, Officers, and Shareholders of the Corporation, who together with Franchisee constitute all of the Shareholders of the Corporation, in order to induce Franchisor to consent to the assignment of the Franchise Agreement to the Corporation in accordance with the provisions of Article XXI of the Franchise Agreement, agree as follows:

          1. The undersigned Franchisee shall remain personally liable in all respects under the Franchise Agreement and all the other undersigned Officers, Directors and Stockholders of the Corporation intending to be legally bound hereby, agree jointly and severally to be personally bound by the provisions of the Franchise Agreement including the restrictive covenants contained in Article XVI thereof, to the same extent as if each of them were the Franchisee set forth in the Franchise Agreement and they jointly and severally personally guarantee all of the Franchisee's obligations set forth in said Agreement.

          2. The undersigned agree not to transfer any stock in the Corporation without the prior written approval of the Franchisee and agree that all stock certificates representing shares in the Corporation shall bear the following legend: "The shares of stock represented by this certificate are subject to the terms and conditions set forth in a Franchise Agreement dated _________________ between ______________________ and ZAP Power Systems"

          3.  _______________________________  or his designee  shall devote his best efforts to the day to day operation and development of the Outlet.

          4. ________________________________ hereby agrees to become a party to and to be bound by all of the provisions of the Franchise Agreement executed on the date set forth below between Franchise Agreement executed on the date set forth below between Franchise Agreement executed on the date set forth below between Franchisee and ZAP Power Systems.

Date of Franchise Agreement: ___________________________________________________

Location of Outlet: ____________________________________________________________

WITNESS: _______________________________________________________________________

Name of Corporation: ___________________________________________________________

ATTEST: ________________________________________________________________________

By: ___________________________________________________     (SEAL)

In consideration of the execution of the above Agreement ZAP Power Systems, hereby consents to the above referred to assignment on this _____ day of
___________________.

                               ZAP POWER SYSTEMS

                                   EXHIBIT F

                           CERTIFICATION OF DEVELOPER

The undersigned, personally and as an officer or partner of Developer, as applicable, does hereby certify that he has conducted an independent investigation of the business contemplated by the ZAP Power Systems Zone Development Agreement, and The ZAP Power Systems Franchise Agreement, and that the decision to execute the Development Agreement was based entirely upon the independent investigation by the undersigned; and the undersigned further certifies that he has not relied upon, in any way, any claims regarding potential sales, income, or earnings to be derived from the business contemplated by the Franchise Agreement and Zone Development Agreement, and has not relied upon any claims regarding past or current sales, income or earnings of company operated Zap Electric Vehicle Outlet. The undersigned further certifies that he understands the risks involved in this investment and that ZAP Power Systems makes no representation or guaranty, explicit or implied, that the Developer will be successful or will recoup his investment.

IN WITNESS WHEREOF, the undersigned has signed, sealed and delivered this Certificate this _____ day of __________________________________.

WITNESS  ______________________________     ___________________________

WITNESS  ______________________________     ___________________________

Each of the undersigned owns a five percent (5%) or greater beneficial interest in Developer; each has read this Development Agreement; and each agrees to be individually bound by all obligations of Developer hereunder.

WITNESS  ______________________________     ___________________________

WITNESS  ______________________________     ___________________________

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
                               ZAP POWER SYSTEMS

                                   EXHIBIT G

                             AUDITED BALANCE SHEET



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